As filed with the Securities and Exchange Commission on April 29, 2005

Securities Act of 1933 File No. 33-78960
Investment Company Act of 1940 File No. 811-8510

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-1A

REGISTRATION	STATEMENT UNDER THE SECURITIES ACT OF 1933	☑
	Pre-Effective Amendment No.	☐
	Post-Effective Amendment No. 25	☑

and/or
REGISTRATION	STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☑
Amendment No. 28

Matthews International Funds

(Exact name of registrant as specified in charter)

Four Embarcadero Center, Suite 550
San Francisco, CA 94111
(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (415) 7887553

G. Paul Matthews, President
Four Embarcadero Center, Suite 550
San Francisco, CA 94111
(Name and Address of Agent for Service)

Copies To:
Nicole Gerrard, Esq.
Paul, Hastings, Janofsky & Walker LLP
55 Second Street
San Francisco, CA 94105

It is proposed that this filing will become effective

☑	immediately upon filing pursuant to paragraph (b)
☐	on pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Matthews Asian Funds

www.matthewsfunds.com

PROSPECTUS
April 30, 2005

Pacific Tiger Fund

Asian Growth and Income Fund

Korea Fund

China Fund

Japan Fund

Asian Technology Fund

Asia Pacific Fund

The U.S. Securities and Exchange Commission (the “SEC”) has not approved or disapproved the Funds. Also, the SEC has not passed upon the adequacy or accuracy of this prospectus. Anyone who informs you otherwise is committing a crime.

Matthews Asian Funds
www.matthewsfunds.com

CONTENTS

Please read this document carefully before you make any investment decision. If you have any questions, do not hesitate to contact us at 800-789-ASIA [2742] OR VISIT www.matthewsfunds.com. Also, please keep this prospectus with your papers for future reference.

Please see important information about redemption fees on page 46.

Matthews Asian Funds has Changed its reporting year To coincide with calendar quarter and year-ends, from the Funds’ previous fiscal year ended August 31. We recognized that a calendar year-end may provide shareholders with more consistency with their other holdings as well as ease in comparing performance against other investments. So while this publication may physically resemble the prospectus you received a few months ago, it does reflect this new fiscal-year change.

Introduction

How to Use This Document

This document is called a prospectus. It is intended to explain to you the information that you need to know so that you may make an informed decision as to whether an investment in one or more of the Matthews Asian Funds is right for you. The most important risk to understand is that there is no guarantee that your investment in the Funds will increase in value. The value of your investment in the Funds could go down, meaning you could lose money.

This prospectus begins with some general information about Matthews Asian Funds, which is then explained in greater detail further in the document. A second document, called the “Statement of Additional Information,” or “SAI” for short, provides expanded information and much greater detail than the prospectus.

The SAI is available to you free of charge. To receive an SAI, please call 800-789-ASIA [2742], visit the website at www.matthewsfunds.com, or visit the SEC’s website at www.sec.gov and go into the EDGAR database.

Introduction 1

Definitions The following words have special meaning in this prospectus:

1.	FUNDS means the seven individual mutual funds that make up the Matthews Asian Funds. They are: Matthews Pacific Tiger Fund, Matthews Asian Growth and Income Fund, Matthews Korea Fund, Matthews China Fund, Matthews Japan Fund, Matthews Asian Technology Fund, and Matthews Asia Pacific Fund.

2.	PACIFIC TIGER refers to the following Asian countries: China, Hong Kong, India, Indonesia, Malaysia, Philippines, Singapore, South Korea, Taiwan, and Thailand. Japan is not included.

3.	ASIA refers to the Pacific Tiger countries plus Japan.

4.	ASIA PACIFIC refers to the Asian countries plus Australia, New Zealand and Pakistan.

5.	A company is considered to be a “PACIFIC TIGER COMPANY,” an “ASIAN COMPANY” or an “ASIA PACIFIC COMPANY” or to be “located” in a Pacific Tiger, Asia or Asia Pacific country if:

(i) it is organized under the laws of one of these countries; or

(ii) it derives at least 50% of its revenues or profits from goods produced or sold, investments made, services performed, or has at least 50% of its assets located within one of these countries; or

(iii) it has the primary trading markets for its securities in one of these countries; or

(iv) it is a governmental entity or an agency or instrumentality or a political subdivision of such country.

6.	MATTHEWS or THE ADVISOR means Matthews International Capital Management, LLC, the company that manages the money that you invest in the Funds and provides other administrative and shareholder services to the Funds.

2 www.matthewsfunds.com	800-789-ASIA[2742]

Investment Goals of the Funds

The investment goal of all seven Matthews Asian Funds is long-term capital appreciation. The Matthews Asian Growth and Income Fund seeks to provide some current income as well.

Matthews Asian Funds’ Principal Investment Strategy

How Matthews chooses investments for each of the Funds is known as an investment strategy. The principal strategy Matthews employs is to identify Asian companies which it believes capable of sustained, above-average long-term growth. Matthews then invests in a subset of those companies whose securities are currently available to the Funds at a reasonable price. This strategy is generally known as investing in “growth-at-a-reasonable-price.”

Matthews validates its beliefs about investment candidates’ growth prospects via analysis of companies’ fundamental characteristics. Fundamental characteristics of a company include the people who are running the company, the products it makes, the marketing strategy it follows, its corporate governance, and its financial health.

The size of a company, which Matthews measures by its market capitalization (the number of shares outstanding times the market price per share), is not a primary consideration for Matthews when it decides whether to include that company’s securities in one or more of the Funds.

In extreme market conditions, Matthews may sell some or all of a Fund’s securities and temporarily invest that Fund’s money in U.S. government securities or money market instruments backed by U.S. government securities, if it believes it is in the best interest of shareholders to do so. As of the date of this prospectus, this has never happened; but if it were to occur, the investment goals of the Funds may not be achieved.

Introduction 3

Principal Risks of Investing in the Funds

The Funds (except the Matthews Asia Pacific Fund) concentrate their investments in certain countries in Asia. The Matthews Asia Pacific Fund concentrates its investments in the Asia Pacific region. The Asian and Asia Pacific markets can be very volatile for many reasons, including the size of the local economies (as compared with the United States) and each country’s unique political structure. This volatility can cause the price of the Funds’ shares (the net asset value, or “NAV”) to go up or down dramatically. Because of this volatility, we recommend that you invest in the Funds as a long-term investment only, and only for a portion of your investment portfolio, not for all of it. Many countries within the Asian and Asia Pacific region are considered emerging markets. Investing in emerging markets involves even greater risk than investing in more-developed foreign markets because, among other things, emerging markets often have more political and economic instability.

Further, when one of the Funds buys or sells stock on an Asian or Asia Pacific stock market, the transaction is made in the local currency. The price at which the Funds must purchase or sell local currency will impact the value of your shares in the Funds. These and other risks are discussed more fully in this prospectus and in the SAI.

The principal investments of all the Funds except the Matthews Asian Growth and Income Fund are common and preferred stocks. The Matthews Asian Growth and Income Fund invests in convertible bonds in addition to common and preferred stocks. The major risk involved with the ownership of common and preferred stocks and convertible bonds is that a Fund may lose money if the value of a security goes down during the time that the Fund owns it.

RISKS ASSOCIATED WITH NON–U.S. COMPANIES

Investments by the Funds in the securities of non-U.S. issuers involve investment risks different from those of U.S. issuers. These risks include:

•	Possibility of political or economic instability of the country of issue

•	Possibility of disruption to international trade patterns

•	Possibility of currency risk

•	Possibility of currency exchange controls

•	Imposition of foreign withholding taxes

•	Seizure or nationalization of foreign deposits or assets

•	Adoption of adverse foreign government trade restrictions

There may be less publicly available information about a non-U.S. company than about a U.S. company. Sometimes non-U.S. companies are subject to different accounting, auditing, and financial reporting standards, practices, and requirements than U.S. companies. There is generally less government regulation of stock exchanges, brokers, and listed companies abroad than in the U.S., which may result in less transparency with respect to a company’s operations. The absence of negotiated brokerage commissions in certain countries may result in higher brokerage fees. With respect to certain non-U.S. countries, there is a possibility of expropriation, nationalization, confiscatory taxation, or diplomatic developments that could affect investments in those countries.

In addition, brokerage commissions, custodian services, withholding taxes, and other costs relating to investment in foreign markets generally are more expensive than in the United States.

4 www.matthewsfunds.com	800-789-ASIA[2742]

RISKS ASSOCIATED WITH SMALLER COMPANIES

The Funds may invest in securities of issuers of various sizes, large or small. Smaller companies, or so-called “small-cap” companies, often have limited product lines, markets, or financial resources, and they may be dependent upon one or a few key people for management. The securities of such companies generally are subject to more abrupt or erratic market movements and may be less liquid than securities of larger, more established companies or the market indices in general.

LONG-TERM INVESTING AND VOLATILITY

Dramatic changes (volatility) in the price of an investment can be dangerous because you may have planned or may need to sell your investment at a time when its value has decreased. We recommend an investment in the Funds only as a long-term investment (at least five years and longer) because you will be better able to plan to sell your shares at a time when this volatility will not be as great a factor in your decision process.

RISKS RELATING TO FREQUENT TRADING

The Funds are not intended for excessive or short-term trading (such as market-timing or time zone arbitrage), which may harm performance by compromising portfolio management strategies and increasing Fund expenses. The Funds and the Board of Trustees have adopted policies and procedures to limit short-term trading by shareholders. See page 43 for a discussion of these policies and procedures.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI which is downloadable on the Funds’ website.

Each Fund’s portfolio holdings are disclosed on a regular basis in its semiannual and annual reports to shareholders. In addition, the Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ form N-Q is available on the SEC website at www.sec.gov or by calling 1-800-SEC-0330. Matthews Asian Funds publishes quarterly reports containing the information filed in the form N-Q, copies of which may be obtained by visiting the Funds’ website at www.matthewsfunds.com or by calling 1-800-789-ASIA [2742].

An investment in the Funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more specific information about strategies and risks, see individual Fund descriptions on pages 6–35.

Fundamental Investment Policies

The investment objective of each Fund is fundamental. This means that it cannot be changed without a vote of a majority of the voting securities of each respective Fund.

The manner in which Matthews attempts to achieve each Fund’s investment objective is not fundamental and may be changed without shareholder approval. While an investment policy or restriction may be changed by the Funds’ Board of Trustees (which oversees the management of the Funds) without shareholder approval, you will be notified before the Funds make any material change.

Introduction 5

Matthews Pacific Tiger Fund

Objective

Long-term capital appreciation.

Specific Strategy

This Fund invests at least 80% of its assets in the common and preferred stocks of companies located in the Pacific Tiger countries as defined on Page 2.

Unique Risks

In addition to the “Principal Risks” noted on page 4 and since this Fund may invest in companies from many different countries, each country’s size, level of economic development, and governmental stability will have an impact on the value of those companies. In general, the economies of these countries are smaller and less developed than in the United States. Their stock exchanges and brokerage industries do not have the level of governmental oversight as do those in the United States, and sometimes their governments are unstable. Each of these factors can cause these stock markets to be more volatile. Please read the SAI for a more detailed presentation of these and other risk factors.

PORTFOLIO MANAGERS:

Lead Manager: Mark W. Headley
Co-Manager: G. Paul Matthews

Symbol: MAPTX

6 www.matthewsfunds.com	800-789-ASIA[2742]

< Matthews Pacific Tiger Fund

Past Performance

The bar chart below shows how the Fund’s performance has varied from year to year, indicating some of the risks of investing in the Fund. The information presented below is based on past performance; it is not a prediction of future results.

Best Quarter
Q2 1999 60.23%

Worst Quarter
Q4 1997 -37.17%

The table below shows what the Fund’s return would be, averaged over certain periods of time. The broad-based index illustrates how the Fund performed relative to its investment universe and does not take into consideration fees, expenses, or taxes. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED DECEMBER 31, 2004:

				SINCE
				INCEPTION
	1 YEAR	5 YEARS	10 YEARS	(9/12/94)
Matthews Pacific Tiger Fund

Return before taxes	23.34%	8.66%	7.38%	6.61%

Return after taxes on distributions[1]	23.04%	7.47%	6.65%	5.90%

Return after taxes on distributions and sale of Fund shares[1]	15.69%	6.69%	5.99%	5.31%

MSCI All-Country Far East Free ex-Japan Index[2,3]	17.60%	-0.84%	-0.05%	-1.22 [4]

1	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

2	The MSCI All-Country Far East Free ex-Japan Index is a free float-adjusted capitalization-weighted index of the stock markets of Hong Kong, Taiwan, Singapore, Korea, Indonesia, Malaysia, Philippines, Thailand and China that excludes securities not available to foreign investors. Source: Bloomberg

3	The performance of foreign indices may be based on different exchange rates than those used by the Fund and, unlike the Fund’s NAV, is not adjusted to reflect fair value at 4PM Eastern Time.

4	Calculated from 8/31/94.

Matthews Pacific Tiger Fund 7

< Matthews Pacific Tiger Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of this Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	None
Maximum Sales Charge (Load) imposed on reinvested dividends (as a percentage of offering price)	None
Contingent Deferred Sales Charge (Load) (as a percentage of original purchase price)	None
Redemption Fee on shares redeemed within 90 calendar days of purchase (as a percentage of amount redeemed)	2.00%*

OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fee	0.75%**
Distribution (12b-1) Fees	None
Administration and Shareholder Servicing Fees	0.25%†
Other Expenses	0.36%

Total Annual Operating Expenses	1.36%

*Redemption fees are paid directly to the Fund to offset transaction costs associated with short-term trading of Fund shares.

**Management fees are reduced to 0.70% on assets in the Matthews Asian Funds family between $2 billion and $5 billion and to 0.65% on assets over $5 billion. Additionally, the Advisor has voluntarily agreed to waive its fees by 0.02% of assets in the Matthews Asian Funds family between $3 billion and $4 billion. The voluntary waiver increases to 0.03% of assets in the Matthews Asian Funds family between $4 billion and $5 billion. The voluntary waivers are rounded to the nearest hundredth of one percent.

† Administration and Shareholder Servicing fees are reduced to 0.20% on assets in the Matthews Asian Funds family between $2 billion and $5 billion and to 0.15% on assets over $5 billion. Additionally, the Advisor has voluntarily agreed to waive its fees by 0.02% of assets in the Matthews Asian Funds family between $3 billion and $4 billion. The voluntary waiver increases to 0.03% of assets in the Matthews Asian Funds family between $4 billion and $5 billion. The voluntary waivers are rounded to the nearest hundredth of one percent.

EXAMPLE OF FUND EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	$138
Three Years	$431
Five Years	$745
Ten Years	$1,635

8 www.matthewsfunds.com	800-789-ASIA[2742]

Financial Highlights

The financial highlights table below is intended to help you understand the Fund’s financial performance for the past five fiscal years

	Four-
	Month
	Period
	Ended	Year Ended August 31,
	12/31/04[1]	2004	2003	2002	2001	2000
Net Asset Value, beginning of period	$13.22	$11.20	$8.54	$7.91	$12.35	$10.41

Income (loss) from investment operations
Net investment income (loss)	(0.01)	0.09	0.07	(0.01)	0.02	0.18
Net realized gain (loss) and unrealized appreciation (depreciation) on investments and foreign currency	3.00	1.95	2.58	0.66	(3.37)	2.01

Total from investment operations	2.99	2.04	2.65	0.65	(3.35)	2.19

Less distributions from:
Net investment income	(0.10)	(0.04)	—	(0.01)	(0.31)	(0.27)
Net realized gains on investments	(0.21)	—	—	(0.03)	(0.84)	—

Total distributions	(0.31)	(0.04)	—	(0.04)	(1.15)	(0.27)

Paid-in capital from redemption fees	—	0.02	0.01	0.02	0.06	0.02

Net Asset Value, end of period	$15.90	$13.22	$11.20	$8.54	$7.91	$12.35

Total return	22.69%[3]	18.45%	31.15%	8.44%	(27.46%)	21.28%

The total return represents the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions.

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in 000s)	$855,153	$587,133	$229,467	$114,798	$76,503	$111,502

Ratio of expenses to average net assets before reimbursement, waiver, or recapture of expenses by Advisor	1.39%[2]	1.50%	1.75%	1.79%	1.90%	1.88%

Ratio of expenses to average net assets after reimbursement, waiver, or recapture of expenses by Advisor	1.36%[2]	1.48%	1.75%	1.87%	1.90%	1.81%

Ratio of net investment income (loss) to average net assets before reimbursement, waiver, or recapture of expenses by Advisor	(0.19%)[2]	0.93%	1.04%	(0.17%)	0.67%	1.49%

Ratio of net investment income (loss) to average net assets after reimbursement, waiver, or recapture of expenses by Advisor	(0.16%)[2]	0.95%	1.04%	(0.09%)	0.67%	1.56%

Portfolio turnover	3.82%[3]	15.16%	28.24%	57.00%	63.59%	52.11%

[1]The Matthews Pacific Tiger Fund’s fiscal year-end changed from August 31 to December 31, effective December 31, 2004.

[2]Annualized.

[3]Not annualized.

This information has been audited by Tait, Weller & Baker, Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is available without charge upon request.

Matthews Pacific Tiger Fund   9

Matthews Asian Growth and Income Fund

The Matthews Asian Growth and Income Fund closed to most new investors on November 28, 2003. The Fund is continuing to accept investments from existing shareholders.*

Objective

Long-term capital appreciation. The Fund also seeks to provide some current income.

Specific Strategy

This Fund invests at least 80% of its assets in dividend-paying equity securities and the convertible securities, of any duration or quality, of companies located in Asia. Examples of convertible securities are convertible bonds and debentures which may, under specific circumstances, be converted into the common or preferred stock of that company.

Unique Risks

In addition to the “Principal Risks” noted on page 4, the ownership of convertible securities and bonds has different kinds of risks than those of the ownership of common and preferred stocks. These risks include interest rate risk and principal risk. The principal of a bond refers to the amount of money that was borrowed when the bond was issued. This principal could be lost if the borrower cannot make timely payment (default) on the bond. In the event of a default, the Fund could lose money. Further, in the event that market interest rates increase, the bond’s market value will go down, which means that if the Fund sold a bond during that time, it would get less money for it. Also, many Asian convertible securities and bonds are not rated by rating agencies like Moody’s Investors Services or Standard & Poor’s Rating Groups, or, if they are rated, they may be rated below investment grade. These securities are commonly referred to as “junk bonds” and may have a greater risk of default.

The Fund also has special risks associated with investing in higher-yielding equities. There can be no guarantee that companies that have historically paid dividends will continue to do so in the future. During periods of rising interest rates, such stocks may underperform.

Since this Fund may invest in companies from many different countries, each country’s size, level of economic development, and governmental stability will have an impact on the value of those companies. In general, the economies of these countries are smaller and less developed than in the United States. Their stock exchanges and brokerage industries do not have the level of governmental oversight as do those in the United States, and sometimes their governments are unstable. Each of these factors can cause these stock markets to be more volatile. Please read the SAI for a more detailed presentation of these and other risk factors.

PORTFOLIO MANAGERS:

Lead Portfolio Manager: G. Paul Matthews
Co-Manager: Andrew T. Foster

Symbol: MACSX

*See Page 41 for “Who Can Invest in a Closed Fund?”

10 www.matthewsfunds.com	800-789-ASIA[2742]

Past Performance

The bar chart below shows how the Fund’s performance has varied from year to year, indicating some of the risks of investing in the Fund. The information presented below is based on past performance; it is not a prediction of future results.

Best Quarter
Q2 1999 23.85%

Worst Quarter
Q4 1997 -24.31%

The table below shows what the Fund’s return would be, averaged over certain periods of time. The broad-based index illustrates how the Fund performed relative to its investment universe and does not take into consideration fees, expenses, or taxes. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED DECEMBER 31, 2004:

				SINCE
				INCEPTION
	1 YEAR	5 YEARS	10 YEARS	(9/12/94)
Matthews Asian Growth and Income Fund

Return before taxes	21.44%	16.82%	11.99%	11.37%

Return after taxes on distributions[1]	19.71%	14.23%	9.36%	8.81%

Return after taxes on distributions and sale of Fund shares[1]	14.59%	12.99%	8.71%	8.21%

MSCI All-Country Far East Free ex-Japan Index[2,3]	17.60%	-0.84%	-0.05%	-1.22%[4]

1	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

2	The MSCI All-Country Far East Free ex-Japan Index is a free float-adjusted capitalization-weighted index of the stock markets of Hong Kong, Taiwan, Singapore, Korea, Indonesia, Malaysia, Philippines, Thailand and China that excludes securities not available to foreign investors. Source: Bloomberg

3	The performance of foreign indices may be based on different exchange rates than those used by the Fund and, unlike the Fund’s NAV, is not adjusted to reflect fair value at 4PM Eastern Time.

4	Calculated from 8/31/94.

Matthews Asian Growth and Income Fund 11

< Matthews Asian Growth and Income Fund

Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of this Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) imposed on purchases	None
(as a percentage of offering price)
Maximum Sales Charge (Load) imposed on reinvested dividends	None
(as a percentage of offering price)
Contingent Deferred Sales Charge (Load)	None
(as a percentage of original purchase price)
Redemption Fee on shares redeemed within 90 calendar days of purchase	2.00%*
(as a percentage of amount redeemed)

OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fee	0.75%**
Distribution (12b-1) Fees	None
Administration and Shareholder Servicing Fees	0.25%†
Other Expenses	0.31%

Total Annual Operating Expenses	1.31%

*	Redemption fees are paid directly to the Fund to offset transaction costs associated with short-term trading of Fund shares.

**	Management fees are reduced to 0.70% on assets in the Matthews Asian Funds family between $2 billion and $5 billion and to 0.65% on assets over $5 billion. Additionally, the Advisor has voluntarily agreed to waive its fees by 0.02% of assets in the Matthews Asian Funds family between $3 billion and $4 billion. The voluntary waiver increases to 0.03% of assets in the Matthews Asian Funds family between $4 billion and $5 billion. The voluntary waivers are rounded to the nearest hundredth of one percent.

†	Administration and Shareholder Servicing fees are reduced to 0.20% on assets in the Matthews Asian Funds family between $2 billion and $5 billion and to 0.15% on assets over $5 billion. Additionally, the Advisor has voluntarily agreed to waive its fees by 0.02% of assets in the Matthews Asian Funds family between $3 billion and $4 billion. The voluntary waiver increases to 0.03% of assets in the Matthews Asian Funds family between $4 billion and $5 billion. The voluntary waivers are rounded to the nearest hundredth of one percent.

EXAMPLE OF FUND EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	$133
Three Years	$415
Five Years	$718
Ten Years	$1,579

12 www.matthewsfunds.com	800–789–ASIA [2742]

Financial Highlights
The financial highlights table below is intended to help you understand the Fund’s financial performance for the past five fiscal years.

	Four-
	Month
	Period
	Ended		Year Ended August 31,
	12/31/04[1]	2004	2003	2002	2001	2000
Net Asset Value, beginning of period	$14.65	$12.21	$10.71	$9.08	$10.50	$9.37

Income from investment operations
Net investment income	0.11	0.32	0.23	0.18	0.54	0.61

Net realized gain (loss) and unrealized appreciation (depreciation) on investments and foreign currency	1.83	2.56	1.61	1.70	(0.49)	1.09

Total from investment operations	1.94	2.88	1.84	1.88	0.05	1.70

Less distributions from:
Net investment income	(0.38)	(0.25)	(0.20)	(0.27)	(0.60)	(0.59)
Net realized gains on investments	(0.39)	(0.20)	(0.15)	—	(0.88)	—

Total distributions	(0.77)	(0.45)	(0.35)	(0.27)	(1.48)	(0.59)

Paid-in capital from redemption fees	—	0.01	0.01	0.02	0.01	0.02

Net Asset Value, end of period	$15.82	$14.65	$12.21	$10.71	$9.08	$10.50

Total return	13.32%[3]	23.99%	17.81%	21.11%	1.15%	18.68%

The total return represents the rate that an investor would have earned (or lost) on an investment in the Fund assuming reinvestment of all dividends and distributions.
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$1,236,491	$1,007,187	$533,302	$152,681	$24,447	$11,469

Ratio of expenses to average net assets before reimbursement, waiver, or recapture of expenses by Advisor	1.35%[2]	1.45%	1.69%	1.77%	1.90%	1.97%

Ratio of expenses to average net assets after reimbursement, waiver, or recapture of expenses by Advisor	1.31%[2]	1.44%	1.69%	1.79%	1.90%	1.90%

Ratio of net investment income to average net assets before reimbursement, waiver, or recapture of expenses by Advisor	2.15%[2]	2.27%	2.69%	2.13%	7.71%	6.17%

Ratio of net investment income to average net assets after reimbursement, waiver, or recapture of expenses by Advisor	2.19%[2]	2.28%	2.69%	2.11%	7.71%	6.24%

Portfolio turnover	7.32%[3]	17.46%	13.33%	32.37%	33.94%	62.23%

[1]The Matthews Asian Growth and Income Fund’s fiscal year-end changed from August 31 to December 31, effective December 31, 2004.

[2]Annualized.

[3]Not annualized.

This information has been audited by Tait, Weller & Baker, Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is available without charge upon request.

Matthews Asian Growth and Income Fund 13

Matthews Korea Fund

Objective

Long-term capital appreciation.

Specific Strategy

This Fund invests at least 80% of its assets in the common and preferred stocks of companies located in South Korea (“Korea”).

Unique Risks

In addition to the “Principal Risks” noted on page 4, investing in Korean securities has special risks, including:

•	Substantial government involvement in, and influence on, the economy and the private sector;

•	Political, economic and social instability, including the potential for increasing militarization in North Korea;

•	The substantially smaller size and lower trading volume of the securities markets for Korean equity securities compared to the U.S. or Japanese securities markets, resulting in a potential lack of liquidity and increased price volatility;

•	The sale of portfolio securities by the Korean Securities Stabilization Fund, a fund established in order to stabilize the Korean securities markets, or other large Korean institutional investors may adversely impact the market value of securities in the Fund’s portfolio; and

•	Heavy concentration of market capitalization and trading volume in a small number of issuers, which result in potentially fewer investment opportunities for the Fund.

RISKS ASSOCIATED WITH NORTH KOREA

Following World War II, the Korean peninsula was partitioned. The demilitarized zone at the boundary between Korea and North Korea was established after the Korean War of 1950–1953 and is supervised by United Nations forces. The United States maintains a military force in Korea to help deter the ongoing military threat from North Korean forces. The situation remains a source of tension, although negotiations to ease tensions and resolve the political division of the Korean peninsula have been carried on from time to time. There have also been efforts from time to time to increase economic, cultural, and humanitarian contacts between North Korea and Korea. There can be no assurance that such negotiations or efforts will continue to occur or will result in an easing of tension between North Korea and Korea.

PORTFOLIO MANAGERS:

Co-Managers:
G. Paul Matthews
Mark W. Headley

Symbol: MAKOX

14 www.matthewsfunds.com	800-789-ASIA [2742]

Military action or the risk of military action or the economic collapse of North Korea could have a material adverse effect on Korea and, consequently, on the ability of the Fund to achieve its investment objective. Lack of available information regarding North Korea may be the greatest risk factor.

RISKS ASSOCIATED WITH THE INFLUENCE OF THE KOREAN GOVERNMENT
 The Korean government has historically exercised and continues to exercise substantial influence over many aspects of the private sector. The Korean government from time to time has informally influenced the prices of certain products, encouraged companies to invest or to concentrate in particular industries, and induced mergers between companies in industries suffering from excess capacity. The Korean government has sought to minimize excessive price volatility on the Korean Stock Exchange through various steps, including the imposition of limitations on daily price movements of securities.

RISKS ASSOCIATED WITH A NON-DIVERSIFIED INVESTMENT COMPANY
The Fund is a “non-diversified” investment company, which means that it may invest a larger portion of its assets in the securities of a single issuer compared with that of a diversified fund. An investment in the Fund therefore will entail greater risk than an investment in a diversified fund because a higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of the Fund’s portfolio, and economic, political, or regulatory developments may have a greater impact on the value of the Fund’s portfolio than would be the case if the portfolio were diversified among more issuers.

Past Performance

The bar chart below shows how the Fund’s performance has varied from year to year, indicating some of the risks of investing in the Fund. The information presented below is based on past performance; it is not a prediction of future results.

Best Quarter
Q4 1998 101.98%

Worst Quarter
Q4 1997 -63.44%

Matthews Korea Fund 15

< Matthews Korea Fund

The table below shows what the Fund’s return would be, averaged over certain periods of time. The broad-based index illustrates how the Fund performed relative to its investment universe and does not take into consideration fees, expenses, or taxes. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED DECEMBER 31, 2004:

			SINCE
			INCEPTION
	1 YEAR	5 YEARS	(1/3/95)
Matthews Korea Fund
Return before taxes	23.49%	7.51%	2.09%
Return after taxes on distributions[1]	19.91%	2.22%	-0.90%
Return after taxes on distributions
and sale of Fund shares[1]	20.54%	3.20%	-0.05%

Korea Stock Price Index[2,3]	27.12%	-0.28%	-3.30%

[1]	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

[2]	The South Korean Stock Price Index (KOSPI) is a capitalization-weighted index of all common stocks listed on the Korea Stock Exchange.

[3]	The performance of foreign indices may be based on different exchange rates than those used by the Fund and, unlike the Fund’s NAV, is not adjusted to reflect fair value at 4PM Eastern Time.

Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of this Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) imposed on purchases	None
(as a percentage of offering price)
Maximum Sales Charge (Load) imposed on reinvested dividends	None
(as a percentage of offering price)
Contingent Deferred Sales Charge (Load)	None
(as a percentage of original purchase price)
Redemption Fee on shares redeemed within 90 days of purchase	2.00%*
(as a percentage of amount redeemed)

OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fee	0.75%**
Distribution (12b-1) Fees	None
Administration and Shareholder Servicing Fees	0.25%†
Other Expenses	0.31%

Total Annual Operating Expenses	1.31%

* Redemption fees are paid directly to the Fund to offset transaction costs associated with short-term trading of Fund shares.

** Management fees are reduced to 0.70% on assets in the Matthews Asian Funds family between $2 billion and $5 billion and to 0.65% on assets over $5 billion. Additionally, the Advisor has voluntarily agreed to waive its fees by 0.02% of assets in the Matthews Asian Funds family between $3 billion and $4 billion. The voluntary waiver increases to 0.03% of assets in the Matthews Asian Funds family between $4 billion and $5 billion. The voluntary waivers are rounded to the nearest hundredth of one percent.

† Administration and Shareholder Servicing fees are reduced to 0.20% on assets in the Matthews Asian Funds family between $2 billion and $5 billion and to 0.15% on assets over $5 billion. Additionally, the Advisor has voluntarily agreed to waive its fees by 0.02% of assets in the Matthews Asian Funds family between $3 billion and $4 billion. The voluntary waiver increases to 0.03% of assets in the Matthews Asian Funds family between $4 billion and $5 billion. The voluntary waivers are rounded to the nearest hundredth of one percent.

     EXAMPLE OF FUND EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	$133
Three Years	$415
Five Years	$718
Ten Years	$1,579

16 www.matthewsfunds.com	800–789–ASIA [2742]

Financial Highlights
The financial highlights table below is intended to help you understand the Fund’s financial performance for the past five fiscal years.

	Four-
	Month
	Period
	Ended		Year Ended August 31,
	12/31/04[1]	2004	2003	2002	2001	2000
Net Asset Value, beginning of period	$3.94	$4.37	$4.42	$2.68	$5.19	$7.49

Income (loss) from investment operations
Net investment income (loss)	—	0.04	0.01	(0.02)	(0.01)	(0.01)
Net realized gain (loss) and unrealized appreciation (depreciation) on investments and foreign currency	0.78	0.34	0.32	1.81	(0.90)	(1.45)

Total from investment operations	0.78	0.38	0.33	1.79	(0.91)	(1.46)

Less distributions from:
Net investment income	(0.01)	—	—	(0.01)	—	—
Net realized gains on investments	(0.63)	(0.82)	(0.39)	(0.07)	(1.63)	(0.88)

Total distributions	(0.64)	(0.82)	(0.39)	(0.08)	(1.63)	(0.88)

Paid-in capital from redemption fees	—	0.01	0.01	0.03	0.03	0.04

Net Asset Value, end of period	$4.08	$3.94	$4.37	$4.42	$2.68	$5.19

Total return	20.60%[3]	9.91%	8.80%	68.49%	(13.09%)	(22.92%)

The total return represents the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions.
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$127,794	$110,199	$217,267	$253,003	$117,138	$115,158

Ratio of expenses to average net assets before reimbursement, waiver, or recapture of expenses by Advisor	1.49%[2]	1.51%	1.72%	1.75%	1.78%	1.75%

Ratio of expenses to average net assets after reimbursement, waiver, or recapture of expenses by Advisor	1.31%[2]	1.50%	1.72%	1.75%	1.78%	1.75%

Ratio of net investment income (loss) to average net assets before reimbursement, waiver, or recapture of expenses by Advisor	(0.87%)[2]	0.28%	0.17%	(0.64%)	0.75%	0.42%
Ratio of net investment income (loss) to average net assets after reimbursement, waiver, or recapture of expenses by Advisor	(0.69%)[2]	0.29%	0.17%	(0.64%)	0.75%	0.42%
Portfolio turnover	6.53%[3]	18.40%	29.90%	46.52%	81.96%	47.80%

[1]The Matthews Korea Fund’s fiscal year-end changed from August 31 to December 31, effective December 31, 2004.

[2]Annualized.

[3]Not annualized.

This information has been audited by Tait, Weller & Baker, Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is available without charge upon request.

Matthews Korea Fund 17

Matthews China Fund

Objective

Long-term capital appreciation.

Specific Strategy

This Fund invests at least 80% of its assets in the common and preferred stocks of companies located in China. China includes Taiwan and Hong Kong.

Unique Risks

In addition to the “Principal Risks” noted on page 4, investing in the regional markets of China involves risks and considerations not present when investing in more established securities markets. Investing in regionally concentrated investment funds should be considered speculative and thus not appropriate for all investors.

China remains a totalitarian society with the continuing risk of nationalization, expropriation, or confiscation of property. The legal system is still in its infancy, making it more difficult to obtain and/or enforce judgments.

Further, the government could at any time alter or discontinue economic reform programs implemented since 1978. Military conflicts, either in response to internal social unrest or conflicts with other countries, are an ever-present consideration.

In addition to political risk, investments in China are also subject to economic risk. There is a potential risk of total loss, including interest, capital appreciation, and principal. There is also a greater risk involved in currency fluctuations, currency convertibility, interest rate fluctuations, and higher rates of inflation. The emergence of a domestic consumer class is still at an early stage, making China heavily dependent on exports.

PORTFOLIO MANAGERS:

Lead Manager: Richard H. Gao
Co-Manager: Mark W. Headley
Co-Manager: G. Paul Matthews

Symbol: MCHFX

18 www.matthewsfunds.com	800-78-ASIA [2742]

Past Performance

The bar chart below shows how the Fund’s performance has varied from year to year, indicating some of the risks of investing in the Fund. The information presented below is based on past performance; it is not a prediction of future results.

Best Quarter
Q2 1999 69.56%

Worst Quarter
Q2 1998 -32.70%

The table below shows what the Fund’s return would be, averaged over certain periods of time. The broad-based index illustrates how the Fund performed relative to its investment universe and does not take into consideration fees, expenses, or taxes. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED DECEMBER 31, 2004:

			SINCE
			INCEPTION
	1 YEAR	5 YEARS	(2/19/98)
Matthews China Fund
Return before taxes	3.88%	12.33%	7.58%

Return after taxes on distributions[1]	3.14%	11.41%	6.76%

Return after taxes on distributions and sale of Fund shares[1]	3.43%	10.23%	6.09%

MSCI China Free Index[2,3]	1.89%	-2.77%	-8.23%[4]

[1]	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

[2]	The MSCI China Free Index is a free float-adjusted market capitalization-weighted index of Chinese equities that includes Red Chips and H shares listed on the Hong Kong exchange, and B shares listed on the Shanghai and Shenzhen exchanges. Source: Bloomberg. Red Chips are Mainland Chinese companies listed on the Hong Kong Stock Exchange that are incorporated in Hong Kong. H Shares are Mainland Chinese companies listed on the Hong Kong Stock Exchange; companies are incorporated in Mainland China and approved by the China Securities Regulatory Commission for a listing in Hong Kong. B Shares are Mainland Chinese stocks listed on the Shanghai and Shenzhen stock exchanges, available to Chinese and foreign investors.

[3]	The performance of foreign indices may be based on different exchange rates than those used by the Fund and, unlike the Fund’s NAV, is not adjusted to reflect fair value at 4PM Eastern Time.

[4]	Calculated from 2/28/98.

Matthews China Fund 19

< Matthews China Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of this Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) imposed on purchases	None
(as a percentage of offering price)
Maximum Sales Charge (Load) imposed on reinvested dividends	None
(as a percentage of offering price)
Contingent Deferred Sales Charge (Load)	None
(as a percentage of original purchase price)
Redemption Fee on shares redeemed within 90 calendar days of purchase
(as a percentage of amount redeemed)	2.00%*

OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fee	0.75%**
Distribution (12b-1) Fees	None
Administration and Shareholder Servicing Fees	0.25%†
Other Expenses	0.43%

Total Annual Operating Expenses	1.43%

* Redemption fees are paid directly to the Fund to offset transaction costs associated with short-term trading of Fund shares.

** Management fees are reduced to 0.70% on assets in the Matthews Asian Funds family between $2 billion and $5 billion and to 0.65% on assets over $5 billion. Additionally, the Advisor has voluntarily agreed to waive its fees by 0.02% of assets in the Matthews Asian Funds family between $3 billion and $4 billion. The voluntary waiver increases to 0.03% of assets in the Matthews Asian Funds family between $4 billion and $5 billion. The voluntary waivers are rounded to the nearest hundredth of one percent.

† Administration and Shareholder Servicing fees are reduced to 0.20% on assets in the Matthews Asian Funds family between $2 billion and $5 billion and to 0.15% on assets over $5 billion. Additionally, the Advisor has voluntarily agreed to waive its fees by 0.02% of assets in the Matthews Asian Funds family between $3 billion and $4 billion. The voluntary waiver increases to 0.03% of assets in the Matthews Asian Funds family between $4 billion and $5 billion. The voluntary waivers are rounded to the nearest hundredth of one percent.

EXAMPLE OF FUND EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	$146
Three Years	$452
Five Years	$782
Ten Years	$1,713

20 www.matthewsfunds.com	800–789–ASIA [2742]

Financial Highlights
The financial highlights table below is intended to help you understand the Fund’s financial performance for the past five fiscal years.

	Four-
	Month
	Period
	Ended			Year Ended August 31,
	12/31/04[1]	2004	2003	2002	2001	2000
Net Asset Value, beginning of period	$13.26	$11.54	$8.96	$9.21	$9.93	$8.48

Income (loss) from investment operations
Net investment income	0.03	0.08	0.11	0.05	0.24	0.09

Net realized gain (loss) and unrealized appreciation (depreciation) on investments and foreign currency	1.38	1.67	2.59	(0.20)	(0.61)	1.44

Total from investment operations	1.41	1.75	2.70	(0.15)	(0.37)	1.53

Less distributions from:
Net investment income	(0.14)	(0.07)	(0.14)	(0.15)	(0.15)	(0.11)
Net realized gains on investments	(0.53)	—	—	—	(0.28)	—

Total distributions	(0.67)	(0.07)	(0.14)	(0.15)	(0.43)	(0.11)

Paid-in capital from redemption fees	0.01	0.04	0.02	0.05	0.08	0.03

Net Asset Value, end of period	$14.01	$13.26	$11.54	$8.96	$9.21	$9.93

Total return	10.61%[3]	15.48%	30.88%	(1.16%)	(2.23%)	18.54%

The total return represents the rate that an investor would have earned (or lost) on an investment in the Fund assuming reinvestment of all dividends and distributions.
Net assets, end of period (in 000s)	$380,121	$340,251	$111,950	$33,675	$19,843	$9,232

RATIOS/SUPPLEMENTAL DATA

Ratio of expenses to average net assets before reimbursement, waiver, or recapture of expenses by Advisor	1.47%[2]	1.52%	1.78%	1.97%	2.00%	2.15%

Ratio of expenses to average net assets after reimbursement, waiver, or recapture of expenses by Advisor	1.43%[2]	1.50%	1.79%	2.00%	2.00%	2.00%

Ratio of net investment income to average net assets before reimbursement, waiver, or recapture of expenses by Advisor	0.81%[2]	1.02%	1.94%	0.99%	2.62%	1.54%

Ratio of net investment income to average net assets after reimbursement, waiver, or recapture of expenses by Advisor	0.85%[2]	1.04%	1.93%	0.96%	2.62%	1.69%

Portfolio turnover	4.99%[3]	28.99%	19.34%	43.84%	61.07%	80.90%

[1]	The Matthews China Fund’s fiscal year-end changed from August 31 to December 31, effective December 31, 2004.

[2]	Annualized.

[3]	Not Annualized.

This information has been audited by Tait, Weller & Baker, Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is available without charge upon request.

Matthews ChIna Fund 21

Matthews Japan Fund

Objective

Long-term capital appreciation.

Specific Strategy

This Fund invests at least 80% of its assets in the common and preferred stocks of companies located in Japan.

Unique Risks

Please see “Principal Risks of Investing in the Funds” on page 4. Japan is the second-largest economy in the world, but it has been in a recession in recent years. The government there has been working to change certain regulations and policies that could help its economy, but there is no guarantee that these changes will occur or be effective.

PORTFOLIO MANAGERS:

Lead Manager: Mark W. Headley
Co-Manager: Patricia Higase, CFA

Symbol: MJFOX

22 www.matthewsfunds.com	800-789-ASIA [2742]

Past Performance

The bar chart below shows how the Fund’s performance has varied from year to year, indicating some of the risks of investing in the Fund. The information presented below is based on past performance; it is not a prediction of future results.

Best Quarter
Q1 1999 40.40%

Worst Quarter
Q4 2000 -21.54%

The table below shows what the Fund’s return would be, averaged over certain periods of time. The broad-based indices illustrate how the Fund performed relative to its investment universe and does not take into consideration fees, expenses, or taxes. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED DECEMBER 31, 2004:

			SINCE
			INCEPTION
	1 YEAR	5 YEARS	(12/31/98)
Matthews Japan Fund

Return before taxes	22.03%	-2.18%	10.87%

Return after taxes on distributions[1]	22.03%	-3.05%	9.85%

Return after taxes on distributions and sale of Fund shares[1]	14.32%	-2.40%	8.86%

MSCI Developed Markets Japan Index[2,4]	15.95%	-6.31%	2.62%

TOPIX Index[3,4]	15.54%	-7.03%	3.68%

[1]	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
[2]	The MSCI Developed Markets Japan Index is a free float-adjusted market capitalization-weighted index of Japanese equities listed in Japan. Source: Bloomberg

[3]	The Tokyo Price Index (TOPIX) is a capitalization-weighted index of all companies listed on the First Section of the Tokyo Stock Exchange. Source: Bloomberg

[4]	The performance of foreign indices may be based on different exchange rates than those used by the Fund and, unlike the Fund’s NAV, is not adjusted to reflect fair value at 4PM Eastern Time.

Matthews Japan Fund 23

< Matthews Japan Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of this Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) imposed on purchases	None
(as a percentage of offering price)
Maximum Sales Charge (Load) imposed on reinvested dividends	None
(as a percentage of offering price)
Contingent Deferred Sales Charge (Load)	None
(as a percentage of original purchase price)
Redemption Fee on shares redeemed within 90 calendar days of purchase
(as a percentage of amount redeemed)	2.00%*

OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fee	0.75%**
Distribution (12b-1) Fees	None
Administration and Shareholder Servicing Fees	0.25%†
Other Expenses	0.38%

Total Annual Operating Expenses	1.38%

* Redemption fees are paid directly to the Fund to offset transaction costs associated with short-term trading of Fund shares.

** Management fees are reduced to 0.70% on assets in the Matthews Asian Funds family between $2 billion and $5 billion and to 0.65% on assets over $5 billion. Additionally, the Advisor has voluntarily agreed to waive its fees by 0.02% of assets in the Matthews Asian Funds family between $3 billion and $4 billion. The voluntary waiver increases to 0.03% of assets in the Matthews Asian Funds family between $4 billion and $5 billion. The voluntary waivers are rounded to the nearest hundredth of one percent.

† Administration and Shareholder Servicing fees are reduced to 0.20% on assets in the Matthews Asian Funds family between $2 billion and $5 billion and to 0.15% on assets over $5 billion. Additionally, the Advisor has voluntarily agreed to waive its fees by 0.02% of assets in the Matthews Asian Funds family between $3 billion and $4 billion. The voluntary waiver increases to 0.03% of assets in the Matthews Asian Funds family between $4 billion and $5 billion. The voluntary waivers are rounded to the nearest hundredth of one percent.

EXAMPLE OF FUND EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	$140
Three Years	$437
Five Years	$755
Ten Years	$1,657

24 www.matthewsfunds.com	800–789–ASIA [2742]

Financial Highlights
The financial highlights table below is intended to help you understand the Fund’s financial performance for the past five fiscal years.

	Four-
	Month
	Period
	Ended			Year Ended August 31,
	12/31/04[1]	2004	2003	2002	2001	2000
Net Asset Value, beginning of period	$14.73	$10.90	$9.60	$11.22	$20.76	$21.70

Income (loss) from investment operations
Net investment loss	(0.02)	(0.05)	(0.03)	(0.07)	(0.26)	(0.24)

Net realized gain (loss) and unrealized appreciation (depreciation) on investments and foreign currency	1.40	3.82	1.30	(1.39)	(7.99)	(0.29)

Total from investment operations	1.38	3.77	1.27	(1.46)	(8.25)	(0.53)

Less distributions from:
Net investment income	—	—	—	(0.27)	(0.37)	—
Net realized gains on investments	—	—	—	—	(1.03)	(0.54)

Total distributions	—	—	—	(0.27)	(1.40)	(0.54)

Paid-in capital from redemption fees	0.01	0.06	0.03	0.11	0.11	0.13

Net Asset Value, end of period	$16.12	$14.73	$10.90	$9.60	$11.22	$20.76

Total return	9.44%[3]	35.14%	13.54%	(12.20%)	(40.92%)	(1.75%)

The total return represents the rate that an investor would have earned (or lost) on an investment in the Fund assuming reinvestment of all dividends and distributions.

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$200,482	$195,256	$23,653	$9,399	$7,758	$23,869

Ratio of expenses to average net assets before reimbursement, waiver, or recapture of expenses by Advisor	1.40%[2]	1.46%	1.92%	1.91%	2.08%	1.88%

Ratio of expenses to average net assets after reimbursement, waiver, or recapture of expenses by Advisor	1.38%[2]	1.45%	2.00%	2.00%	2.00%	2.00%

Ratio of net investment loss to average net assets before reimbursement, waiver, or recapture of expenses by Advisor	(0.33%)[2]	(0.72%)	(0.97%)	(1.25%)	(0.90%)	(0.36%)

Ratio of net investment loss to average net assets after reimbursement, waiver, or recapture of expenses by Advisor	(0.31%)[2]	(0.71%)	(1.05%)	(1.34%)	(0.82%)	(0.48%)
Portfolio turnover	5.30%[3]	14.57%	77.30%	113.23%	71.09%	23.00%

[1]The Matthews Japan Fund’s fiscal year-end changed from August 31 to December 31, effective December 31, 2004.

[2]Annualized.

[3]Not Annualized.

This information has been audited by Tait, Weller & Baker, Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is available without charge upon request.

Matthews Japan Fund 25

Matthews Asian Technology Fund

Objective

Long-term capital appreciation.

Specific Strategy

This Fund invests at least 80% of its assets in the common and preferred stocks of companies located in Asia that derive greater than 50% of their revenues from the sale of products or services in technology-related industries and services.

Matthews considers technology-related industries and businesses to include, but are not limited to the following: telecommunications, telecommunications equipment, computers, semiconductors, semiconductor capital equipment, networking, Internet and online service companies, media, office automation, server hardware producers, software companies (e.g., design, consumer, and industrial), biotechnology and medical device technology companies, pharmaceuticals and companies involved in the distribution and servicing of these products.

Unique Risks

In addition to the “Principal Risks” noted on page 4, as a sector Fund that invests in technology companies, the Fund is subject to the risks associated with this sector. This makes the Fund more vulnerable to the price changes of securities issuers in technology-related industries and to factors that affect the technology industry, relative to a broadly diversified fund.

Certain technology-related companies may face special risks because their products or services may not prove to be commercially successful. Technology-related companies are also strongly affected by worldwide scientific or technological developments and global demand cycles. As a result, their products may rapidly become obsolete, which could cause a dramatic decrease in the value of their stock. Such companies are also often subject to governmental regulation and may therefore be adversely affected by governmental policies.

PORTFOLIO MANAGERS:
Co-Managers:
Mark W. Headley
Patricia Higase, CFA
Andrew T. Foster
Symbol: MATFX

26	www.matthewsfunds.com	800-789-ASIA [2742]

Past Performance

The bar chart below shows how the Fund’s performance has varied from year to year, indicating some of the risks of investing in the Fund. The information presented below is based on past performance; it is not a prediction of future results.

Best Quarter
Q4 2001 34.50%

Worst Quarter
Q4 2000 -32.78%

The table below shows what the Fund’s return would be, averaged over certain periods of time. The broad-based index illustrates how the Fund performed relative to its investment universe and does not take into consideration fees, expenses, or taxes. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED DECEMBER 31, 2004:

			SINCE
			INCEPTION
	1 YEAR	5 YEARS	(12/27/99)
Matthews Asian Technology Fund

Return before taxes	12.84%	-10.71%	-10.43%

Return after taxes on distributions[1]	12.84%	-11.08%	-10.81%

Return after taxes on distributions and sale of Fund shares[1]	8.34%	-8.98%	-8.77%

MSCI/Matthews Asian Technology Index[2,3]	6.86%	-16.15%	-16.15%[4]

1	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

2	The MSCI/Matthews Asian Technology Index is a free float-adjusted market capitalization-weighted index of Asian equities tracking a broad range of technology stocks including semiconductor equipment and products, communications equipment, computers and peripherals, electronic equipment and instruments, office electronics, software, IT consulting and services, Internet software and services, diversified telecommunications services and wireless telecommunications services. Source: Morgan Stanley Capital International.

3	The performance of foreign indices may be based on different exchange rates than those used by the Fund and, unlike the Fund’s NAV, is not adjusted to reflect fair value at 4PM Eastern Time.

4	Calculated from 12/31/99.

Matthews Asian Technology Fund       27

< Matthews Asian Technology Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of this Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) imposed on purchases
(as a percentage of offering price)	None
Maximum Sales Charge (Load) imposed on reinvested dividends
(as a percentage of offering price)	None
Contingent Deferred Sales Charge
(as a percentage of original purchase price)	None
Redemption Fee on shares redeemed within 90 calendar days of purchase
(as a percentage of amount redeemed)	2.00%*
OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fee	0.75%**
Distribution (12b-1) Fees	None
Administration and Shareholder Servicing Fees	0.25%†
Other Expenses	0.60%

Total Annual Operating Expenses	1.60%

*	Redemption fees are paid directly to the Fund to offset transaction costs associated with short-term trading of Fund shares.

**	Management fees are reduced to 0.70% on assets in the Matthews Asian Funds family between $2 billion and $5 billion and to 0.65% on assets over $5 billion. Additionally, the Advisor has voluntarily agreed to waive its fees by 0.02% of assets in the Matthews Asian Funds family between $3 billion and $4 billion. The voluntary waiver increases to 0.03% of assets in the Matthews Asian Funds family between $4 billion and $5 billion. The voluntary waivers are rounded to the nearest hundredth of one percent.

†	Administration and Shareholder Servicing fees are reduced to 0.20% on assets in the Matthews Asian Funds family between $2 billion and $5 billion and to 0.15% on assets over $5 billion. Additionally, the Advisor has voluntarily agreed to waive its fees by 0.02% of assets in the Matthews Asian Funds family between $3 billion and $4 billion. The voluntary waiver increases to 0.03% of assets in the Matthews Asian Funds family between $4 billion and $5 billion. The voluntary waivers are rounded to the nearest hundredth of one percent.

EXAMPLE OF FUND EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	$163
Three Years	$505
Five Years	$871
Ten Years	$1,900

28	www.matthewsfunds.com	800-789-ASIA [2742]

Financial Highlights
The financial highlights table below is intended to help you understand the Fund’s financial performance for the past five fiscal years.

	Four-
	Month
	Period
	Ended	Year (or Period) Ended August 31
	12/31/04[1]	2004	2003	2002	2001	2000[2]
Net Asset Value, beginning of period	$4.83	$4.30	$3.13	$3.53	$7.61	$10.00

Income (loss) from investment operations
Net investment income (loss)	(0.02)	(0.02)	(0.01)	(0.10)	(0.05)	0.22
Net realized gain (loss) and unrealized
appreciation (depreciation) on investments and foreign currency	0.64	0.53	1.16	(0.31)	(3.97)	(2.65)

Total from investment operations	0.62	0.51	1.15	(0.41)	(4.02)	(2.43)

Less Distributions from:
Net investment income	—	—	—	(0.04)	(0.22)	—
Net realized gains on investments	—	—	—	—	—	—

Total distributions	—	—	—	(0.04)	(0.22)	—

Paid-in capital from redemption fees	—	0.02	0.02	0.05	0.16	0.04
Net Asset Value, end of period	$5.45	$4.83	$4.30	$3.13	$3.53	$7.61

Total return	12.84%[4]	12.40%	37.38%	(10.40%)	(51.54%)	(23.90%)[4]

The total return represents the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions.
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$38,865	$34,297	$18,769	$6,879	$9,607	$24,570

Ratio of expenses to average net assets
before reimbursement, waiver, or recapture of
expenses by Advisor	1.64%[3]	1.63%	2.10%	2.01%	2.69%	2.66%[3]

Ratio of expenses to average net assets after
reimbursement, waiver, or recapture of
expenses by Advisor	1.60%[3]	1.91%	2.00%	2.00%	2.00%	2.00%[3]

Ratio of net investment income (loss) to
average net assets before reimbursement,
waiver, or recapture of expenses by Advisor	(0.89%)[3]	(0.03%)	(0.71%)	(1.56%)	1.14%	3.75%[3]

Ratio of net investment income (loss) to
average net assets after reimbursement,
waiver, or recapture of expenses by Advisor	(0.85%)[3]	(0.31%)	(0.61%)	(1.55%)	1.83%	4.41%[3]

Portfolio turnover	7.36%[4]	41.25%	72.03%	103.60%	181.24%	50.35%[4]

1	The Matthews Asian Technology Fund’s fiscal year-end changed from August 31 to December 31, effective December 31, 2004.

2	The Matthews Asian Technology Fund commenced operations on 12/27/99.

3	Annualized.

4	Not annualized.
This information has been audited by Tait, Weller & Baker, Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is available without charge upon request.

Matthews Asian Technology Fund       29

Matthews Asia Pacific Fund

Objective

Long-term capital appreciation.

Specific Strategy

The Fund invests at least 80% of its assets in the common and preferred stocks of companies located in the Asia Pacific region, as defined on page 2. The Fund may also invest in the convertible securities, of any duration or quality, of companies located in Asia Pacific. Examples of convertible securities are convertible bonds and debentures which may, under specific circumstances, be converted into the common or preferred stock of that company.

Unique Risks

In addition to the “Principal Risks” noted on page 4 and since the Fund may invest in companies from many different countries, each country’s size, level of economic development, and governmental stability will have an impact on the value of those companies. In general, the economies of these countries are smaller and less developed than in the United States. Their stock exchanges and brokerage industries do not have the level of governmental oversight as do those in the United States, and sometimes their governments are unstable. Each of these factors can cause these stock markets to be more volatile. Please read the SAI for a more detailed presentation of these and other risk factors.

PORTFOLIO MANAGERS:
Lead Manager: Mark Headley
Co-Managers:
G. Paul Matthews
Richard H. Gao
Patricia Higase, CFA
Andrew T. Foster
Symbol: MPACX

Past Performance

The bar chart below shows the Fund’s performance for its first full calendar year. The information presented below is based on past performance; it is not a prediction of future results.

Best Quarter
Q4 2004 15.52%

Worst Quarter
Q2 2004 -3.25%

The table below shows what the Fund’s return would be, averaged over certain periods of time. The broad-based index illustrates how the Fund performed relative to its investment universe and does not take into consideration fees, expenses, or taxes. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED DECEMBER 31, 2004:

		SINCE
		INCEPTION
	1 YEAR	(10/31/03)
Matthews Asia Pacific Fund

Return before taxes	22.35%	22.06%

Return after taxes on distributions[1]	22.32%	22.04%

Return after taxes on distributions and sale of Fund shares[1]	14.65%	18.83%

MSCI All Country Asia Pacific Free Index[2,3]	18.59%	20.23%

1	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

2	The MSCI All Country Asia Pacific Free Index is a free float-adjusted market capitalization index measuring the equity market performance in 14 emerging and developed markets of the Asia Pacific region. Source: Bloomberg.

3	The performance of foreign indices may be based on different exchange rates than those used by the Fund and, unlike the Fund’s NAV, is not adjusted to reflect fair value at 4PM Eastern Time.

Matthews Asia Pacific Fund       31

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of this Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	None
Maximum Sales Charge (Load) imposed on reinvested dividends
(as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase price)	None
Redemption Fee on shares redeemed within 90 calendar days of purchase
(as a percentage of amount redeemed)	2.00%*

OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fee	0.75%**
Distribution (12b-1) Fees	None
Administration and Shareholder Servicing Fees	0.25%†
Other Expenses	0.51%

Total Annual Operating Expenses	1.51%

*	Redemption fees are paid directly to the Fund to offset transaction costs associated with short-term trading of Fund shares.

**	Management fees are reduced to 0.70% on assets in the Matthews Asian Funds family between $2 billion and $5 billion and to 0.65% on assets over $5 billion. Additionally, the Advisor has voluntarily agreed to waive its fees by 0.02% of assets in the Matthews Asian Funds family between $3 billion and $4 billion. The voluntary waiver increases to 0.03% of assets in the Matthews Asian Funds family between $4 billion and $5 billion. The voluntary waivers are rounded to the nearest hundredth of one percent.

†	Administration and Shareholder Servicing fees are reduced to 0.20% on assets in the Matthews Asian Funds family between $2 billion and $5 billion and to 0.15% on assets over $5 billion. Additionally, the Advisor has voluntarily agreed to waive its fees by 0.02% of assets in the Matthews Asian Funds family between $3 billion and $4 billion. The voluntary waiver increases to 0.03% of assets in the Matthews Asian Funds family between $4 billion and $5 billion. The voluntary waivers are rounded to the nearest hundredth of one percent.

EXAMPLE OF FUND EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	$154
Three Years	$477
Five Years	$824
Ten Years	$1,802

32	www.matthewsfunds.com	800-789-ASIA [2742]

Financial Highlights
The financial highlights table below is intended to help you understand the Fund’s financial performance for the past fiscal period.

	Four-Month	Period Ended
	Period Ended	August 31,
	12/31/04[1]	2004[2]
Net Asset Value, beginning of period	$10.70	$10.00

Income from investment operations
Net investment income	(0.01)	0.02
Net realized gain and unrealized appreciation on investments and foreign currency	1.93	0.66

Total from investment operations	1.92	0.68

Less Distributions from:
Net investment income	(0.02)	—
Net realized gains on investments	(0.02)	—

Total distributions	(0.04)	—

Paid-in capital from redemption fees	—	0.02

Net Asset Value, end of period	$12.58	$10.70

Total return	18.00%[4]	7.00%[4]

The total return represents the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions.

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$112,043	$76,222

Ratio of expenses to average net assets
before reimbursement, waiver, or
recapture of expenses by Advisor	1.52%[3]	1.67%[3]

Ratio of expenses to average net assets
after reimbursement, waiver, or
recapture of expenses by Advisor	1.51%[3]	1.66%[3]

Ratio of net investment income (loss) to
average net assets before
reimbursement, waiver, or recapture of
expenses by Advisor	(0.31%)[3]	0.38%[3]

Ratio of net investment income (loss) to
average net assets after reimbursement,
waiver, or recapture of expenses by
Advisor	(0.30%)[3]	0.39%[3]

Portfolio turnover	1.28%[4]	10.75%[4]

1	The Matthews Asia Pacific Fund’s fiscal year-end changed from August 31 to December 31, effective December 31, 2004.

2	The Matthews Asia Pacific Fund commenced operations on 10/31/03.

3	Annualized.

4	Not annualized.
This information has been audited by Tait, Weller & Baker, Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is available without charge upon request.

Matthews Asia Pacific Fund       33

Management of the Funds

Matthews International Capital Management, LLC is the investment advisor (the “Advisor”) to the Funds. Matthews’ address is Four Embarcadero Center, Suite 550, San Francisco, California 94111 and can be reached by telephone toll-free at 800-789-ASIA [2742]. The Advisor was founded in 1991 by G. Paul Matthews, who serves as chairman and chief investment officer. The Advisor has specialized in managing portfolios of Asian securities since its inception. Matthews invests the Funds’ assets, manages the Funds’ business affairs, supervises the Funds’ overall day-to-day operations, and provides the personnel needed by the Funds with respect to the Advisor’s responsibilities pursuant to an investment advisory agreement with the Funds. The Advisor also furnishes the Funds with office space and provides certain administrative, clerical, and shareholder services to the Funds pursuant to an administration and shareholder servicing agreement with the Funds.

Under a new investment advisory agreement effective September 1, 2004, the Funds pay the Advisor 0.75% of assets up to $2 billion within the Fund complex, 0.70% of assets between $2 billion and $5 billion within the Fund complex, and 0.65% of assets over $5 billion within the Fund complex. Accordingly, for the four-month period ended December 31, 2004, each Fund paid the Advisor between 0.75% and 0.70% of average net assets. Additionally, the Advisor has voluntarily agreed to waive its management fees by 0.02% of assets in the Matthews Asian Funds family between $3 billion and $4 billion. The voluntary waiver increases to 0.03% of assets in the Matthews Asian Funds family between $4 billion and $5 billion. The voluntary waivers are rounded to the nearest hundredth of one percent.

Pursuant to an Administration and Shareholder Services Agreement (the “Services Agreement”) effective September 1, 2004, the Funds pay the Advisor 0.25% of assets up to $2 billion within the Fund complex, 0.20% of assets between $2 billion and $5 billion within the Fund complex, and 0.15% of assets over $5 billion within the Fund complex. The Advisor has voluntarily agreed to waive its administration and shareholder servicing fees by 0.02% of assets in the Matthews Asian Funds family between $3 billion and $4 billion. The voluntary waiver increases to 0.03% of assets in the Matthews Asian Funds family between $4 billion and $5 billion.The voluntary waivers are rounded to the nearest hundredth of one percent. The Advisor receives this compensation for providing certain administrative and shareholder services to current shareholders of the Funds, including: overseeing the Funds’ transfer agent, accounting agent, custodian and administrator; overseeing each Fund’s compliance with its legal, regulatory and ethical policies and procedures; assisting with the preparation of agendas and other materials drafted by the Funds’ third-party administrator for the Trust’s Board meetings; responding to shareholder communications; coordinating shareholder mailings, which includes transmitting proxy statements, annual reports, prospectuses, and other correspondence from the Funds to shareholders; providing regular communications and investor education materials to shareholders, which may include communications via electronic means, such as electronic mail; providing certain shareholder services not handled by the Funds’ transfer agent; communicating with investment advisers whose clients own or hold shares of the Funds; and providing such other information and assistance to shareholders as may be reasonably requested by such shareholders.

Under a written agreement between the Funds and the Advisor, the Advisor agrees to waive fees and reimburse expenses to a Fund if its expense ratio exceeds a certain percentage level. For Matthews Korea Fund, Matthews China Fund, Matthews Asian Technology Fund, and Matthews Japan Fund, this level is 2.00%. For Matthews Pacific Tiger Fund, Matthews Asian Growth and Income Fund, and Matthews Asia Pacific Fund, this level is 1.90%. In turn, if a Fund’s expenses fall below the level noted above within three years after the Advisor has made such a waiver or reimbursement, a Fund may reimburse the Advisor up to an amount not to exceed its expense limitation. This agreement will continue through at least August 31, 2005 and may be extended for an additional year thereafter.

34	www.matthewsfunds.com	800-789-ASIA [2742]

Portfolio Managers

G. Paul Matthews
G. Paul Matthews is Chairman, Chief Investment Officer and Co-Chief Executive Officer of Matthews International Capital Management, LLC, Lead Portfolio Manager of the Matthews Asian Growth and Income Fund and Co-Portfolio Manager of the Matthews Pacific Tiger, Korea, China and Asia Pacific Funds. Paul Matthews has been actively investing in the Asian markets since 1982. Prior to founding Matthews International Capital Management, LLC, in 1991, Mr. Matthews built his career at G.T. Capital Management. Mr. Matthews holds an M.A. in History and Law from Cambridge University.

LEAD MANAGER:
ASIAN GROWTH AND INCOME FUND

CO-MANAGER:
PACIFIC TIGER FUND
KOREA FUND
CHINA FUND
ASIA PACIFIC FUND

Mark W. Headley

Mark W. Headley is President and Co-Chief Executive Officer of Matthews International Capital Management, LLC, and is Lead Portfolio Manager of the Matthews Pacific Tiger, Japan and Asia Pacific Funds. He is Co-Portfolio Manager of the Matthews Korea, China and Asian Technology Funds. In 1995, Mr. Headley joined Matthews International Capital Management, LLC, as Managing Director and senior analyst on the investment team. He has been active in Asian investing since 1989 and was an original member of the team that launched the first SEC-registered open-ended Asia (ex-Japan) fund. Mr. Headley holds a B.A. in Economics and Politics from the University of California, Santa Cruz.

LEAD MANAGER:
PACIFIC TIGER FUND
JAPAN FUND
ASIA PACIFIC FUND

CO-MANAGER:
KOREA FUND
CHINA FUND
ASIAN TECHNOLOGY FUND

Richard H. Gao

Richard H. Gao is Lead Portfolio Manager of the Matthews China Fund and Co-Manager of the Matthews Asia Pacific Fund. Prior to joining Matthews International Capital Management, LLC, as a China Analyst in 1997, Mr. Gao began his career at the Bank of China in 1989, first as a loan officer then as a FOREX Trader at the Bank of China’s Treasury Department. In 1993, he became Assistant Manager at the Bank of China, where he was in charge of FOREX trading for import/export companies. Mr. Gao received a B.A. from Guangdong University of Foreign Studies in China in Literature and an M.B.A. in International Business from Dominican University of California.

LEAD MANAGER:
CHINA FUND

CO-MANAGER:
ASIA PACIFIC FUND

Management of the Funds       35

Patricia Higase, CFA
Patricia Higase is Co-Portfolio Manager of the Matthews Japan, Asian Technology and Asia Pacific Funds. Prior to joining Matthews International Capital Management, LLC, in January 2004 as a Senior Analyst, Ms. Higase was a Vice President and International Equity Analyst for Eaton Vance Management from 2002 to 2004, responsible for Asian stock selection in the Eaton Vance International Fund. As an Analyst for Fidelity Capital Markets from 2000 to 2002, Ms. Higase focused on communication software companies. From 1995 to 1998, she was based in Singapore with Deutsche Bank Fund Management and with Credit Suisse. She received her B.A. in History from Grinnell College and an M.B.A. from Boston University. Patricia Higase is a CFA charterholder.

CO-MANAGER:
JAPAN FUND
ASIAN TECHNOLOGY FUND
ASIA PACIFIC FUND

Andrew T. Foster

Andrew T. Foster is Co-Portfolio Manager of the Matthews Asian Growth and Income, Asian Technology and Asia Pacific Funds and is also Director of Research of Matthews International Capital Management, LLC. Mr. Foster originally joined Matthews International Capital Management, LLC, in 1998 as a Research Analyst, and re-joined the firm in 2003 as Director of Research after receiving his M.B.A. from INSEAD in France in 2002. Mr. Foster previously worked as a management consultant with A.T. Kearney’s Financial Institutions Group in Singapore from 1996 to 1998. Mr. Foster holds an A.B. in Public Policy and a secondary degree in Economics from Stanford University.

CO-MANAGER:
ASIAN GROWTH AND INCOME FUND
ASIAN TECHNOLOGY FUND
ASIA PACIFIC FUND

All members of the investment team travel extensively to Asia to conduct research relating to those markets. The Funds’ SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in each Fund.

36	www.matthewsfunds.com	800-789-ASIA [2742]

Shareholder Information

Pricing of Fund Shares

The price at which the Funds’ shares are bought or sold is called the net asset value per share, or “NAV.” The NAV is computed once daily as of the close of regular trading on the New York Stock Exchange (“NYSE”) on each day that the exchange is open for trading, generally 4:00 PM eastern time. In addition to Saturday and Sunday, the NYSE is closed on the days that the following holidays are observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas Day.

The NAV is computed by adding the value of all securities using outside pricing services and other assets of a Fund, deducting any liabilities, and dividing by the total number of outstanding shares. The Funds’ expenses are generally accounted for by estimating the total expenses for the year and applying each day’s estimated amount when the NAV calculation is made.

The Funds’ equity securities are valued based on market quotations, using outside pricing services, or at fair value as determined in good faith by or under the direction of the Board of Trustees when no market quotations are available or when market quotations have become unreliable. The Board of Trustees has delegated the responsibility of making fair value determinations to the Advisor’s Pricing Committee, subject to the Funds’ Pricing Policies. The Board has retained a third-party pricing service that may be utilized by the Pricing Committee under circumstances described in the Pricing Policies to provide fair value prices for certain securities held by the Funds. When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV typically differ from quoted or published prices for the same securities for that day. All fair value determinations are made subject to the Board’s oversight.

Foreign securities are valued as of the close of trading on the primary exchange on which they trade. The value is then converted to U.S. dollars using current exchange rates and in accordance with the Pricing Policies.

Foreign currency exchange rates are determined at the close of trading on the NYSE. Occasionally, events affecting the value of foreign investments occur between the time at which they are determined and the close of trading on the NYSE. Such events would not normally be reflected in a calculation of a Funds’ NAV on that day. If events that materially affect the value of a Funds’ foreign investments occur during such period, the investments will be valued at their fair value as described above.

Foreign securities held by the Funds may be traded on days and at times when the NYSE is closed. Accordingly, the NAV of the Funds may be significantly affected on days when shareholders have no access to the Funds. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities, and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates.

Shareholder InformatIon 37

Purchase of Shares

You may purchase Fund shares directly from the Funds by mail or by wire without paying any sales charge. The price for each share you buy will be the NAV calculated after your order is received in good order by the Fund. “In good order” means that payment for your purchase and all the information needed to complete your order must be received by the Fund before your order is processed. If your order is received before the close of trading on the NYSE (generally 4:00 PM eastern time) on a day the Funds’ NAVs are calculated, the price you pay will be that day’s NAV. If your order is received after 4:00 PM eastern time, the price you pay will be the next NAV calculated.

Generally, you may purchase shares of the Funds directly through the Funds’ underwriter, a registered broker-dealer, by calling 800-789-ASIA [2742]. Shares of the Funds may also be purchased through various securities brokers and benefit plan administrators or their sub-agents who have arrangements with the respective Funds. These intermediaries may charge you a fee for their services. You should contact them directly for information regarding how to invest or redeem through them. In addition, they may charge you service or transaction fees. If you purchase or redeem shares through them, you will receive the NAV calculated after receipt of the order by them (generally, 4:00 PM eastern time) on any day the NYSE is open. If your order is received by them after that time, it will be purchased or redeemed at the next-calculated NAV. Brokers and benefit plan administrators who perform transfer agency and shareholder servicing for the Funds may receive fees from the Funds for these services. Brokers and benefit plan administrators who also provide distribution services to the Funds may be paid by Matthews (out of its own resources) for providing these services. (For further information, please see ”Additional Information About Shareholder Servicing” and “Revenue Sharing” on page 45.)

The Funds are available only to U.S. citizens and resident aliens. All purchases must be made in U.S. dollars. The Funds do not accept third party checks, temporary (or starter) checks, cash, credit card checks, traveler’s checks, cashier’s checks or money orders. If the Funds receive notice of insufficient funds for a purchase made by check, the purchase will be cancelled and you will be liable for any related losses or fees the Fund or its transfer agent incurs. The Funds may reject any purchase order or stop selling shares of the Funds at any time. Also, the Funds may vary or waive the initial investment minimum and minimums for additional investments.

Minimum Investments in the Funds

Non-retirement plan accounts

Initial investment:	$2,500
Subsequent investments:	$250

Retirement plan accounts*

Initial investment:	$500
Subsequent investments:	$50

* Retirement plan accounts include IRAs and 401(k) plans. Speak with the Funds’ agents for information about the many retirement plans available.

38 www.matthewsfunds.com	800-789-ASIA [2742]

Purchasing Shares

	Opening an account		Adding to an Account

BY MAIL	>	Complete and sign application	>	Make check payable to:
	>	Make check payable to:		Matthews Asian Funds
		Matthews Asian Funds	>	Mail check with a statement
	>	Mail application and check to:		stub indicating your fund selection(s)to:

Regular Mail		Matthews Asian Funds		Matthews Asian Funds
		P.O. Box 9791		P.O. Box 9791
		Providence, RI 02940		Providence, RI 02940

Overnight Mail		Matthews Asian Funds		Matthews Asian Funds
		101 Sabin Street		101 Sabin Street
		Pawtucket, RI 02860-1427		Pawtucket, RI 02860-1427

BY PHONE	>Call 800-789-ASIA [2742] or visit www.matthewsfunds.com for an application.		>	Notify the Funds’ agent by calling 800-789-ASIA [2742].

Wire*
	>	Complete and sign application	>	Then wire funds to:
	>	Overnight application to:		PNC Bank
		Matthews Asian Funds		ABA #031000053
		101 Sabin Street		Credit: [name of specific Matthews
		Pawtucket, RI 02860-1427		Fund]
	>	Application may also be sent via		Account #8606905986
		regular mail to the address listed above		FBO: [your name and account number]
	Wire*		*Note that wire fees are charged by most banks.

	>	Wire funds using instructions at right
VIA INTERNET	You cannot currently open a new account over the Internet.		>	When you open your account, complete the Online Account Access section and attach a voided check.
			>	After you have received confirmation of your purchase, call 800-789-ASIA [2742] and request a personal identification number (PIN).
			>	Go to www.matthewsfunds.com and click on Account Access.
			>	If you are a current shareholder but do not have Online Account Access, please call 800-789-ASIA [2742].

Shareholder Information 39

	Opening an account	Adding to an account
VIA AUTOMATIC	N\A	>	Complete the Automatic Investment
INVESTMENT PLAN			Plan section of the application. Be
sure to sign the application and
include a voided check.
		>	If you are a current shareholder but have
not established this plan, please call
800-789-ASIA [2742].

THROUGH A BROKER OR INTERMEDIARY	Contact your broker or intermediary, who may charge you a fee for their services.	Contact your broker or intermediary, who may charge you a fee for their services.

Individual Retirement Accounts

The Funds offer Individual Retirement Accounts (IRAs), applications for which may be obtained by calling 800-789-ASIA [2742]. The IRA custodian, PFPC Trust Company, currently charges an annual maintenance fee of $12.00 per Fund per account. Note that if you own more than one Fund, you will be charged $12.00 for each Fund you hold in an IRA. The maintenance fee covers the costs of the special tax reporting requirements and additional shareholder mailings that are necessary for retirement accounts.

Types of Individual Retirement Accounts offered by the Funds:

Traditional IRA

An individual retirement account. Your contributions may or may not be deductible depending on your circumstances. Assets grow tax-deferred; withdrawals and distributions are taxable in the year made.

Spousal IRA

An IRA funded by a working spouse in the name of a non-working spouse.

Roth IRA

An IRA with non-deductible contributions, and tax-free growth of assets and distributions to pay retirement expenses, provided certain conditions are met.

Coverdell Education Savings Account

A savings account with non-deductible contributions, if used to pay certain educational expenses.

For more complete IRA information and an IRA or Coverdell ESA application please call 800-789-ASIA [2742] to speak with a Fund representative.

40 www.matthewsfunds.com	800-789-ASIA [2742]

Who Can Invest in a Closed Fund?

The Matthews Asian Growth and Income Fund was closed to most new investors as of November 28, 2003. If you were a shareholder of the Fund when it closed, you may make additional investments in the Fund or open additional accounts in the Fund under the same primary Social Security Number. To establish a new account in a closed Fund, you must provide written proof of your existing account (e.g., a copy of the account statement) to the Fund. A request to open a new account in a closed Fund will not be deemed to be “in good order” until you provide sufficient written proof of existing Fund ownership to the Fund or its representative. In addition, the following categories of investors may continue to invest in a closed Fund:

•	Financial advisors with existing clients in the Fund

•	Clients of retirement plan providers with existing accounts in the Fund

•	Fee-based programs with existing allocations in the Fund

•	Employees of the Advisor and their family members

Please note that some intermediaries may be unable to operationally accommodate additional investments in a closed fund. The Funds’ Board of Trustees reserves the right to close a Fund at any time (including closing the Fund to one or more the above categories of investors) or to re-open one or more closed Funds to all investors at any future date. If you have any questions about whether you are able to purchase shares of the Matthews Asian Growth and Income Fund, please call 1-800-789-ASIA [2742].

Internet Purchases

Shareholders with existing accounts may purchase additional shares directly through the Funds’ website at www.matthewsfunds.com. To choose this option, complete the Online Account Access section of the New Account Application or make subsequent arrangements in writing. Only bank accounts held at domestic institutions that are Automated Clearing House (ACH) members may be used for Internet transactions.

You may not use Internet transactions for your initial purchase of Fund shares. Internet purchases will be effective at the closing price per share on the business day after the order is placed. The Fund may alter, modify or terminate the Internet purchase option at any time.

Exchange of Shares

You may exchange your shares of one Matthews Asian Fund for another, however, you may not exchange into a closed fund unless you have an existing account in that Fund. If a Fund closes completely to new investors, exchanges into that Fund will not be permitted. Note that if you exchange your shares, minimum investment requirements and redemption fees apply. To receive that day’s NAV, any request must be received by the Fund’s agent by 4:00 PM eastern time on any day the NYSE is open. Such exchanges may be made by telephone or the Internet if you have so authorized on your application. Call 800-789-ASIA [2742] for full details. Because excessive exchanges can harm a Fund’s performance, the exchange privilege may be terminated if the management of the Funds believes it is in the best interest of all shareholders to do so.

Selling (Redeeming) Shares

You may redeem shares on any day the Funds are open for business. To receive a specific day’s NAV, your request must be received by the Funds’ agent before 4:00 PM eastern time of that day. If your request is received after 4:00 PM eastern time, you will receive the next NAV calculated.

If you are redeeming shares recently purchased by check, we may delay sending your redemption proceeds until your check has cleared. This may take up to 15 calendar days or more after we receive your check.

You may redeem your shares by telephone or Internet; however, in times of extreme market conditions you may have difficulty getting through to the Funds. If the Funds believe that it is in the best interest of all shareholders, it may modify or discontinue telephone and/or Internet transactions without notice.

Shareholder Information 41

Selling (Redeeming) shares

BY MAIL	>	Send a letter to the Funds at the following address:

Regular Mail:		Matthews Asian Funds
		P.O. Bo	x 9791
		Provide	nce, RI 02940

Overnight Mail:		Matthew	s Asian Funds
		101 Sab	in Street
		Pawtuck	et, RI 02860-1427
The letter must include your name and account number, the name of the Fund, and the amount you want to sell in dollars or shares. This letter must be signed by each owner of the account.

For security purposes, a medallion signature guarantee will be required if:
		•	your written request is for an amount over $100,000; or
		•	the money is to be paid to anyone other than the registered owners; or
		•	the money is to be sent to an address that is different from the registered address or to a bank account other than the account that was preauthorized.

BY PHONE	Call 800-789-ASIA [2742]. When you open your account you will automatically have the ability to exchange and redeem shares by telephone unless you specify otherwise on your New Account Application.

BY WIRE	If you have wiring instructions already established on your account, contact us at 800-789-ASIA [2742] to request a redemption by wire. Please note that the Funds charge $9.00 for wire redemptions, in addition to a wire fee that may be charged by your bank.
Note: When you opened your account you must have provided the wiring instructions for your bank with your application.=

VIA INTERNET	You must have already obtained Online Account Access and a PIN from the Funds’ transfer agent. (See “ Adding to an Account: Via Internet” on page 39.) Go to www.matthewsfunds.com and click on Account Access, then follow the instructions on how to place a redemption.

THROUGH A BROKER OR INTERMEDIARY	Contact your broker or intermediary, who may charge you a fee for their services.

= If your account has already been opened, you may send us a written request to add wiring instructions to your account. Send your request to the addresses above and include a signature guarantee.

42 www.matthewsfunds.com	800-789-ASIA [2742]

Procedures to Limit Short-Term Trading

The Funds have adopted policies and procedures applicable to most purchases, exchanges and redemptions of Fund shares to prevent excessive short-term trading by shareholders (the “market-timing procedures”). Although market-timing can take place in many forms, the Funds generally define a market-timing account as any account that habitually redeems or exchanges Fund shares within 90 calendar days after purchasing them. The Funds and the Distributor do not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders. While the Funds make efforts to identify and restrict frequent trading, the Funds receive purchase and sales orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or by the use of combined or omnibus accounts by those intermediaries. The Funds or their agent will request representations of compliance with the market-timing procedures from parties involved in the distribution of Fund shares and administration of shareholder accounts.

Market-timing activity causes a dilution in value of shares held by long-term shareholders. In addition, short-term trading creates transaction costs that are borne by all shareholders and disrupts the orderly management of a Fund’s portfolio investments. Funds that invest in overseas securities markets are particularly vulnerable to market timers who may take advantage of time zone differences between the foreign markets on which these Funds’ portfolio securities trade and the U.S. markets that generally determine the time as of which NAV is calculated (i.e, time-zone arbitrage). Further, Funds that invest in small-cap securities and other types of investments that are not frequently traded, including high-yield bonds, also can be the targets of market timers.

Shareholders whom the Funds believe have violated the market-timing procedures will be promptly notified by the Funds and/or their agent. If a shareholder, in the opinion of the Funds, continues to violate the market-timing policies after being notified by the Funds or their agent, the account(s) of that shareholder will be closed to new purchases or exchanges of Fund shares.

Additionally, if any transaction is deemed to have the potential to adversely impact a Fund, the Fund reserves the right to, among other things:

•	Reject a purchase or exchange

•	Delay payment of immediate cash redemption proceeds for up to seven calendar days

•	Revoke a shareholder’s privilege to purchase Fund shares (including exchanges)

•	Limit the amount of any exchange

The restrictions above may not apply to shares held in omnibus accounts for which the Funds do not receive sufficient transactional detail to enforce such restrictions.

Redemption Fees

The Funds will assess a redemption fee of 2.00% of the total redemption proceeds if you sell or exchange your shares within 90 calendar days after purchasing them. The redemption fee is paid directly to the Funds and is designed to offset transaction costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that have been held the longest will be redeemed first. The redemption fee does not apply to redemptions of shares held in certain omnibus accounts and retirement plans that cannot currently implement the redemption fee. While these exceptions exist, the Funds are not accepting any new accounts from intermediaries that cannot implement the redemption fee. In addition, consistent with new regulations on redemption fees, the Funds are actively discussing a schedule for implementation of the fee with these intermediaries. The redemption fee does not apply to shares purchased through reinvested dividends or capital gains.

If you purchase shares through an intermediary, consult your intermediary to determine how the 90 calendar day holding period will be applied.

Shareholder Information 43

Please note that redemption fees also apply to exchanges of shares between Matthews Asian Funds. That is, for purposes of calculating the redemption fee, if you exchange your shares from one Matthews Asian Fund to another, the 2.00% redemption fee will be assessed and the 90 calendar day period begins anew. Occasionally, when accounts are transferred from one intermediary to another, shares may not be properly aged within the new account. If you believe you have been charged a redemption fee in error, please contact your financial intermediary.

Redemption in Kind

Under certain circumstances, you could receive your redemption proceeds as a combination of cash and securities. Receiving securities instead of cash is called “redemption in kind.” Even though the Funds are permitted to do this, the first $250,000 of any redemption must be paid to you in cash. Note that if you receive securities as well, you will incur transaction charges if you sell them.

Signature Guarantees

The Funds require a medallion signature guarantee on any written redemption over $100,000 (but may require additional documentation or a medallion signature guarantee on any redemption request to help protect against fraud); the redemption of corporate, partnership, or fiduciary accounts; or for certain types of transfer requests or account registration changes. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. The three “recognized” medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP), and NYSE, Inc. Medallion Signature Program (NYSE MSP). Please call 800-789-ASIA [2742] for information on obtaining a signature guarantee.

Other Shareholder Information

Telephone and Internet Security

The convenience of using telephone and/or Internet transactions may result in decreased security. The Funds employ certain security measures as they process these transactions. If such security procedures are used, the Funds or their agents will not be responsible for any losses that you incur because of a fraudulent telephone or Internet transaction.

Minimum Size of an Account

The Funds reserve the right to redeem small accounts (excluding IRAs) that fall below $2,500 due to redemption activity. If this happens to your account, you may receive a letter from the Funds giving you the option of investing more money into your account or closing it. Accounts that fall below $2,500 due to market volatility will not be affected.

44 www.matthewsfunds.com	800-789-ASIA [2742]

Additional Information About Shareholder Servicing

The operating expenses of each Fund include the cost of maintaining shareholder accounts, generating shareholder statements, providing taxpayer information, and performing related servicing generally known as “sub-transfer agency” or “shareholder servicing.” For shareholders who open accounts directly, PFPC Inc. (“PFPC”) performs these services as part of the various services it provides to the Funds under an agreement between the Funds and PFPC. For shareholders who purchase shares through a broker or other financial intermediary, some or all of these services may be performed by that intermediary. For performing these services, the intermediary seeks compensation from the Funds and the Advisor. In some cases, including in the case of PFPC, the services for which compensation is sought are bundled with services not related to shareholder servicing, which may include distribution fees. The Advisor and the Board of Trustees have made a reasonable allocation of the portion of such fees that pay for distribution services, and the Advisor pays those fees out of its own resources. The Advisor and the Board of Trustees have made a reasonable allocation of the portion of the fees paid to intermediaries that pay for distribution services, and the Advisor pays those fees out of its own resources.

Other Compensation to Intermediaries

The Advisor, out of its own resources, and without additional cost to the Funds or their shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Funds. Such payments and compensation are in addition to service fees paid by the Funds. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives, of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Funds on the sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to Fund shareholders.

Distributions

All of the Funds except the Matthews Asian Growth and Income Fund distribute their net investment income annually in December. The Matthews Asian Growth and Income Fund distributes its net investment income semiannually in June and December. Any net realized gain from the sale of portfolio securities and net realized gains from foreign currency transactions are distributed at least once each year unless they are used to offset losses carried forward from prior years. All such distributions are reinvested automatically in additional shares at the current NAV, unless you elect to receive them in cash. If you hold the shares directly with the Funds, the manner in which you receive distributions may be changed at any time by writing to the Funds.

Any check in payment of dividends or other distributions that cannot be delivered by the post office or that remains uncashed for a period of more than one year will be reinvested in your account.

Distributions are treated the same for tax purposes whether received in cash or reinvested. If you buy shares when a Fund has realized but not yet distributed ordinary income or capital gains, you will be “buying a dividend” by paying the full price of the shares and then receiving a portion of the price back in the form of a taxable dividend.

Shareholder Information 45

Taxes

This section only summarizes some federal income tax considerations that may affect your investment in the Funds. You are urged to consult your tax advisor regarding the effects of an investment on your tax situation. An investment in the Funds has certain tax consequences, depending on the type of account that you have. Distributions are subject to federal income tax and may also be subject to state and local income taxes. Distributions are generally taxable when they are paid, whether in cash or by reinvestment. Distributions declared in October, November, or December and paid the following January are taxable as if they were paid on December 31.

The exchange of one Matthews Asian Fund for another is a “taxable event,” which means that if you have a gain, you may be obligated to pay tax on it.

If you have a qualified retirement account, taxes are generally deferred until distributions are made from the retirement account.

Part of a distribution may include realized capital gains, which may be taxed at different rates depending on how long the Fund has held specific securities.

Make sure you have an accurate Social Security number or taxpayer I.D. number on file with the Funds. If you do not, you may be subject to backup withholding on your distributions.

Speak with your tax advisor concerning state and local tax laws, which may produce different consequences from those under federal income tax laws.

46 www.matthewsfunds.com	800-789-ASIA [2742]

General Information

Identity Verification Procedures Notice

The USA PATRIOT Act requires financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of customers opening new accounts. When completing the New Account Application, you will be required to supply the Fund with information, such as your taxpayer identification number, that will assist the Fund in verifying your identity. Until such verification is made, the Fund may temporarily limit additional share purchases. In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a customer’s identity. As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. Your information will be handled by us as discussed in our privacy statement on page 48.

Shareholder Reports

You will receive an annual report (audited by independent accountants), a semiannual report and two quarterly reports from the Funds. These reports contain a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its reporting period. To save costs, if you have two or more accounts with the same registration, only one report per period will be sent to you.

Statement of Additional Information (SAI)

The SAI, which is incorporated into this prospectus by reference and dated April 30, 2005, is available to you without charge. It contains more detailed information about the Funds.

How to Obtain Additional Information

CONTACTING MATTHEWS ASIAN FUNDS

You can obtain free copies of the above-mentioned reports and the SAI by visiting our website at www.matthewsfunds.com. To request additional information or to speak to a representative of the Funds, contact us at:

Matthews Asian Funds
P.O. Box 9791
Providence, RI 02940
800-789-ASIA [2742]

OBTAINING INFORMATION FROM THE SEC:

You can visit the SEC’s website at www.sec.gov to view the SAI and other information. You can also view and copy information about the Funds at the SEC’s Public Reference Room in Washington, D.C. Also, you can obtain copies of this information by sending your request and duplication fee to: SEC Public Reference Room, Washington, D.C. 20549-0102. To find out more about the Public Reference Room, call the SEC at 202-942-8090. You may also e-mail the SEC at publication@sec.gov to obtain additional information about a Fund.

If you wish to know more about the Matthews Asian Funds, you will find additional information in the documents indicated above.

General Information 47

Not part of the prospectus.

Privacy Statement

Matthews Asian Funds will never sell or share your personal information with other companies. While it is necessary for us to collect certain non-public personal information about you when you open an account (such as your address and Social Security number), we protect this information and use it only for communication purposes or to assist us in providing the information and services necessary to address your financial needs. We respect your privacy and are committed to ensuring that it is maintained.

As permitted by law, it is sometimes necessary for us to share your information with companies that perform administrative or marketing services on our behalf, such as transfer agents and/or mail facilities that assist us in shareholder servicing or distribution of investor materials. These companies will use this information only for the services for which we hired them and are not permitted to use or share this information for any other purpose.

We restrict access to non-public personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to protect your personal information.

When using Matthews Asian Funds’ Online Account Access, you will be required to provide personal information to gain access to your account. For your protection the login screen resides on a secure server.

48 www.matthewsfunds.com	PrIvacy Statement

BOARD OF TRUSTEES

Independent Trustees:
Richard K. Lyons, Chairman
Robert K. Connolly
Toshi Shibano

Interested Trustees:
David FitzWilliam-Lay

OFFICERS
G. Paul Matthews
Mark W. Headley
Rodney D. Yee
Manoj K. Pombra
Shai Malka

INVESTMENT ADVISOR
Matthews International Capital Management, LLC
Four Embarcadero Center, Suite 550
San Francisco, CA 94111
800-789-ASIA [2742]

UNDERWRITER
PFPC Distributors, Inc.
760 Moore Road
King of Prussia, PA 19406

ACCOUNT SERVICES
PFPC Inc.
P.O. Box 9791
Providence, RI 02940
800-789-ASIA [2742]

CUSTODIAN
The Bank of New York
One Wall Street
New York, NY 10286

LEGAL COUNSEL
Paul, Hastings, Janofsky & Walker LLP
55 Second Street, 24th Floor
San Francisco, CA 94105

For additional information
about Matthews Asian Funds:

www.matthewsfunds.com

800-789-ASIA [2742]

Four Embarcadero Center, Suite 550
San Francisco, CA 94111

Investment Company Act
File Number: 811-08510

Distributed by PFPC Distributors, Inc.

Matthews Asian Funds
www.matthewsfunds.com

Four Embarcadero Center, Suite 550
San Francisco, CA 94111

PROSP/G-1204-10M-FST	800-789-ASIA [2742]

Matthews International Funds

(d/b/a Matthews Asian Funds)

WWW.MATTHEWSFUNDS.COM

Pacific Tiger Fund
Asian Growth and Income Fund
Korea Fund
China Fund
Japan Fund
Asian Technology Fund
Asia Pacific Fund

Statement of Additional Information

April 30, 2005

This Statement of Additional Information (“SAI”) is not a Prospectus and should be read in conjunction with the current Prospectus of the various series of the Matthews Asian Funds (the “Funds”) dated April 30, 2005. The Prospectus and the financial statements contained in the Funds’ Annual Report for the fiscal year ended December 31, 2004 are incorporated herein by reference. You can obtain a free copy of the current Prospectus and Annual Report on our web site at WWW.MATTHEWSFUNDS.COM or by contacting the following companies at the addresses and telephone numbers listed below.

Underwriter:
PFPC Distributors, Inc.
760 Moore Road
King of Prussia, PA 19406
(800) 892-0382

Investment Advisor:
Matthews International Capital Management, LLC
Four Embarcadero Center, Suite 550
San Francisco, CA 94111
(800) 789-[ASIA] 2742

No person has been authorized to give any information or to make any representations not contained in this SAI or in the Prospectus in connection with the offering made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Funds or their Underwriter. The Prospectus does not constitute an offering by the Funds or by the Underwriter in any jurisdiction in which such offering may not lawfully be made.

Matthews Asian Funds

Matthews Asian Funds

Fund History

Matthews International Funds (d/b/a Matthews Asian Funds) (the “Trust”), Four Embarcadero Center, Suite 550, San Francisco, California 94111, is a family of mutual funds currently offering seven separate series of shares named:

Matthews Pacific Tiger Fund, Matthews Asian Growth and Income Fund, Matthews Korea Fund, Matthews China Fund, Matthews Japan Fund, Matthews Asian Technology Fund and Matthews Asia Pacific Fund (collectively referred to as the “Funds” or individually as a “Fund”). All seven Funds are offered in a single prospectus, referred to herein as the “Prospectus.”

The Trust was organized as a Delaware business trust on April 13, 1994 and commenced operations on September 12, 1994. It has never been engaged in any other business.

Description of the Funds

Please read the following information together with the information contained in the Prospectus concerning the investment strategies, risks and policies of the Funds. The information here supplements the information in the Prospectus.

Classification

The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Each Fund is “diversified” except for the Matthews Korea Fund, which is non-diversified. Diversified means that at least 75% of the value of the Fund’s total assets must be comprised of (i) cash and cash items, (ii) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, (iii) securities of other investment companies, or (iv) other securities, provided that no more than 5% of the value the Fund’s total assets are invested in the securities of a single issuer and the Fund does not own more than 10% of the outstanding voting securities of a single issuer. The remaining 25% of the value of the Fund’s total assets may be invested in a single issuer, or in multiple issuers not subject to the above limitations.

Each Fund has elected and intends to continue to qualify to be treated as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986 (the “Code”). Such qualification relieves the Funds of liability for federal income taxes to the extent the Funds’ earnings are distributed in accordance with the Code. To so qualify, among other requirements, each Fund will limit its investments so that, at the close of each quarter of its taxable year, (i) not more than 25% of the market value of the Fund’s total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer, and it will not own more than 10% of the outstanding voting securities of a single issuer.

Matthews’ Investment Process

Matthews International Capital Management, LLC, (“Matthews” or the “Advisor”) serves as the investment advisor to the Trust. Although the Advisor uses a multi-factor research approach when selecting investments for the Funds, primary emphasis is placed on individual stock selection (“bottom up”) using a “Growth at a Reasonable Price” process (“GARP”). Other factors include evaluation of each country’s political stability, prospects for economic growth (inflation, interest direction, trade

Matthews Asian Funds

balance and currency strength), identification of long-term trends that might create investment opportunities, the status of the purchasing power of the people and population and composition of the work force. In reviewing potential companies in which to invest, the Advisor considers the company’s quality of management, plans for long-term growth, competitive position in the industry, future expansion plans and growth prospects, valuations compared with industry average, earnings track record, technology, research and development, productivity, labor costs, raw material costs and sources, profit margins, capital resources, governmental regulation, financial leverage, and other factors. In addition, the Advisor will visit countries and companies in person to derive firsthand information for further evaluation. After evaluation of all factors, the Advisor attempts to identify those companies in such countries and industries that are best positioned and managed to take advantage of the varying economic and political factors.

The Funds may invest in securities of issuers of various sizes, large or small. Smaller companies often have limited product lines, markets or financial resources, and they may be dependent upon one or a few key people for management. The securities of such companies generally are subject to more abrupt or erratic market movements and may be less liquid than securities of larger, more established companies or the market averages in general.

Many of the debt and convertible securities in which the Funds invest are unrated by any rating agency and, therefore, there is no objective standard against which the Advisor may evaluate such securities. The Advisor seeks to minimize the risks of investing in lower-rated securities through investment analysis and attention to current developments in interest rates and economic conditions. In selecting debt and convertible securities for the Funds, the Advisor may assess the following factors, among others:

•	potential for capital appreciation;

•	price of security relative to price of underlying stock, if a convertible security;

•	yield of security relative to yield of other fixed-income securities;

•	interest or dividend income;

•	call and/or put features;

•	creditworthiness;

•	price of security relative to price of other comparable securities

•	size of issue;

•	currency of issue; and

•	impact of security on diversification of the portfolios.

The Funds may also invest in securities of foreign issuers in the form of American Depository Receipts (“ADRs”) and European Depository Receipts (“EDRs”). Generally, ADRs in registered form are dollar denominated securities designed for use in the U.S. securities markets, which represent and may be converted into an underlying foreign security. EDRs, in bearer form, are designed for use in the European securities markets.

The Funds may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to hedge against anticipated changes in interest rates and prices.

Matthews Asian Funds

Investment Strategies and Risks

As a general matter, the investment advisor believes that the discipline of company evaluation and stock selection (and in the case of the Matthews Asian Growth and Income Fund, convertible securities as well) is the best way to manage the assets of the Funds, and to be generally fully invested.

Investment Strategies and Risks Common to All Funds

Below are explanations and the associated risks of certain unique securities and investment techniques. Shareholders should understand that all investments involve risk and there can be no guarantee against loss resulting from an investment in the Funds, nor can there be any assurance that the Funds’ investment objectives will be attained. Again, we remind you that generally speaking, the Trust’s investment strategy is to invest the shareholders’ money in equity securities (and convertible securities in the case of Matthews Asian Growth and Income Fund and Matthews Asia Pacific Fund) consistent with each Fund’s investment goal.

     ADRs and EDRs

For some foreign securities, there are U.S. dollar denominated ADRs, which are bought and sold in the U.S. and are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in the domestic bank or a correspondent bank. ADRs do not eliminate all the risks inherent in investing in the securities of foreign issuers. The Funds may also invest in EDRs, which are receipts evidencing an arrangement with a European bank similar to that for ADRs and are designed for use in the European securities markets.

EDRs are not necessarily denominated in the currency of the underlying security.

     IDRs

IDRs (International Depository Receipts, also known as GDRs or Global Depository Receipts) are similar to ADRs except that they are bearer securities for investors or traders outside the U.S., and for companies wishing to raise equity capital in securities markets outside the U.S. Most IDRs have been used to represent shares although it is possible to use them for bonds, commercial paper and certificates of deposit. IDRs can be convertible to ADRs in New York making them particularly useful for arbitrage between the markets.

     Risks Associated with Euroconvertible Securities

Convertible securities in which the Funds invest may not be rated by any rating agency and, therefore, there is no objective standard against which the Advisor may evaluate such securities. Investing in a convertible security denominated in a currency different from that of the security into which it is convertible may expose a Fund to currency risk.

The theoretical value of convertible securities varies with a number of factors including the value and volatility of the underlying stock, the level and volatility of the interest rates, the passage of time, dividend policy, and other variables. Euroconvertible securities, specifically, are also influenced by the level and volatility of the foreign exchange rate between the security’s currency and the underlying stock’s currency. While the volatility of convertible fixed income securities will typically be less than

Matthews Asian Funds

that of the underlying securities, the volatility of warrants will typically be greater than that of the underlying securities.

     Risks Associated with Emerging Markets

Investing in securities of issuers in Asia and Asia Pacific involves special risks. First, the Funds’ investment focus on that region makes the Funds particularly subject to political, social, or economic conditions experienced in that region. Second, many of the countries in Asia and Asia Pacific constitute so-called “developing” or “emerging” economies and markets. Additional risks of investment in such markets include (i) less social, political, and economic stability; (ii) the smaller size of the securities markets in such countries and the lower volume of trading, which may result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Funds’ investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests, or expropriation or confiscation of assets or property, which could result in the Funds’ loss of their entire investment in that market; and (iv) less developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property.

Many developing countries in which the funds invest lack the social, political and economic stability characteristic of the United States. Political instability among emerging markets countries can be common and may be caused by an uneven distribution of wealth, social unrest, labor strikes, civil wars and religious oppression. Economic instability in emerging markets countries may take the form of (i) high interest rate, (ii) high levels of inflation, including hyperinflation, (iii) high levels of unemployment or underemployment, (iv) changes in government economic and tax policies, including confiscatory taxation, and (v) imposition of trade barriers.

Currencies of emerging markets countries are subject to significantly greater risks than currencies of developed countries. Many emerging markets countries have experienced steady declines or sudden devaluations of their currencies relative to the U.S. dollar. Some emerging markets currencies may not be internationally traded or may be subject to strict controls by local governments, resulting in undervalued or overvalued currencies. Some emerging markets countries have experienced deficits and shortages in foreign exchange reserves. Governments have responded by restricting currency conversions. Future restrictive exchange controls could prevent or restrict the ability of an issuer in such market to make dividend or interest payments in the original currency of the obligation. In addition, even though the currencies of some emerging markets countries may be convertible into U.S. dollars, the conversion rates may be artificial to their actual market values.

In the past, governments within the emerging markets have become overly reliant on the international capital markets and other forms of foreign credit to finance public spending programs that cause large deficits. Often, interest payments have become too burdensome for the government to meet, representing a large percentage of total GDP. These foreign obligations then become the subject of political debate with the opposition parties pressuring the government to use its funds for social programs rather than making payments to foreign creditors. Either due to an inability to pay or submission to political pressure, foreign governments have been forced to seek a restructuring of their loan and/or bond obligations or have declared a temporary suspension of interest payments or have defaulted. These events have adversely affected the values of securities issued by foreign governments and companies in emerging markets countries and have negatively impacted not only their cost of borrowing, but their ability to borrow in the future as well.

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Many emerging markets countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret and laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak or non-existent. Sudden change in governments may result in policies which are less favorable to investors such as policies designed to expropriate or nationalize “sovereign” assets. Certain emerging markets countries in the past have expropriated large amounts of private property, in many cases with little or no compensation, and there can be no assurance that such expropriation will not occur in the future.

     Risks Associated with Foreign Currency

The U.S. dollar market value of the Funds’ investments and of dividends and interest earned by the Funds may be significantly affected by changes in currency exchange rates. The value of Fund assets denominated in foreign currencies will increase or decrease in response to fluctuations in the value of those foreign currencies relative to the U.S. dollar. Although the Funds may attempt to manage currency exchange rate risks, there is no assurance that the Funds will do so at an appropriate time or that they will be able to predict exchange rates accurately. For example, if the Funds increase their exposure to a currency and that currency’s price subsequently falls, such currency management may result in increased losses to the Funds. Similarly, if the Funds decrease their exposure to a currency and the currency’s price rises, the Funds will lose the opportunity to participate in the currency’s appreciation. Some currency prices may be volatile, and there is the possibility of government controls on currency exchange or government intervention in currency markets, which could adversely affect the Funds. Foreign investments, which are not U.S. dollar -denominated, may require the Funds to convert assets into foreign currencies or to convert assets and income from foreign currencies to U.S. dollars. Normally, exchange transactions will be conducted on a spot, cash or forward basis at the prevailing rate in the foreign exchange market.

Dividends and interest received by the Funds with respect to foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. In addition, foreign countries generally do not impose taxes on capital gains with respect to investments by non-resident investors. Matthews Korea Fund does not intend to engage in activities that will create a permanent establishment in Korea within the meaning of the Korea-U.S. Tax Treaty. Therefore, Matthews Korea Fund generally will not be subject to any Korean income taxes other than Korean withholding taxes. Exemptions or reductions in these taxes apply if the Korea-U.S. Tax Treaty applies to the Fund. If the treaty provisions are not, or cease to be, applicable to Matthews Korea Fund, significant additional withholding taxes would apply.

     Risks Associated with Securities Rated Below Investment Grade

Each Fund (except the Matthews Asian Growth and Income Fund) may invest up to 15% of its total assets in securities rated below investment grade (securities rated Baa or below by Moody’s Investors Service, Inc. (“Moody’s”) or BBB or below by Standard & Poor’s Corporation (“S&P”) or, if unrated, are comparable in quality). The Fund may invest in non-convertible debt securities provided that such securities are rated, at the time of investment, BBB or higher by S&P or Baa or higher by Moody’s or rated of equivalent credit quality by an internationally recognized statistical rating organization or, if not rated, are of equivalent credit quality as determined by the Advisor. Securities rated BBB by S&P or Baa by Moody’s are considered to have speculative characteristics. Debt securities rated below investment grade, commonly referred to as “junk bonds”, are considered to be of poor standing and have speculative characteristics that result in a greater risk of loss of principal and interest. There can

Matthews Asian Funds

be no assurance that the Funds would be protected from widespread bond defaults brought about by a sustained economic downturn or other market and interest rate changes.

The value of lower-rated debt securities will be influenced not only by changing interest rates, but also by the bond market’s perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, low and medium-rated bonds may decline in market value due to investors’ heightened concern over credit quality, regardless of prevailing interest rates. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity (liquidity refers to the ease or difficulty which the Fund could sell a security at its perceived value) of lower-rated securities held by a Fund, especially in a thinly traded foreign market.

To the extent that an established secondary market does not exist and a particular lower-rated debt security is thinly traded, that security’s fair value may be difficult to determine because of the absence of reliable objective data. As a result, a Fund’s valuation of the security and the price it could obtain upon its disposition could differ. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-rated securities held by the Funds, especially in a thinly traded market.

The credit ratings of S&P and Moody’s are evaluations of the safety of principal and interest payments, not market value risk, of lower-rated securities. These ratings are provided as an Appendix to this SAI. Also, credit rating agencies may fail to change timely the credit ratings to reflect subsequent events. Therefore, in addition to using recognized rating agencies and other sources, the Advisor may perform its own analysis of issuers in selecting investments for the Funds. The Advisor’s analysis of issuers may include, among other things, historic and current financial condition and current and anticipated cash flows.

     Risks Associated with Taiwan

The political reunification of China and Taiwan, over which China continues to claim sovereignty, is a highly problematic issue and is unlikely to be settled in the near future. This continuing hostility between China and Taiwan may have an adverse impact on the values of a Fund’s investments in either China or Taiwan, or make investment in China and Taiwan impracticable or impossible. Any escalation of hostility between China and Taiwan would likely have a significant adverse impact on the value of a Fund’s investments in both countries.

Taiwan’s growth has to a significant degree been export-driven. While the percentage of Taiwan’s exports purchased by the United States has been declining recently, the United States has remained a key export market. Accordingly, Taiwan is affected by changes in the economics of the United States and other main trading partners, by protectionist impulses in those countries and by the development of export sectors in lower-wage economies. In the event that growth in the export sector declines in the future, the burden of future growth will increasingly be placed on domestic demand.

The island of Taiwan has limited natural resources, resulting in dependence on foreign sources for certain raw materials and vulnerability to global fluctuations of price and supply. This dependence is especially pronounced in the energy sector. In recent years, over half of Taiwan’s crude oil has been supplied by Kuwait and Saudi Arabia. A significant increase in energy prices could have an adverse impact on Taiwan’s economy.

Matthews Asian Funds

Taiwan has in the past shown an ability to prosper in a competitive environment on the strength of product quality, efficiency and responsiveness to market demand. This ability will continue to be tested in the future as, in addition to the protectionist threats, Taiwan’s export economy faces competition from producers in other countries with lower wage levels than those generally prevailing in Taiwan. Skilled workers and technical personnel are still relatively inexpensive, but unskilled labor is in increasingly short supply. Recognizing the imperatives of the more competitive Asian economy, the Taiwanese government is seeking to develop Taiwan into a regional hub for high-end manufacturing, sea and air transportation, finance, telecommunications and media. Taiwan is seeking to develop further as a service-oriented economy rather than a labor-intensive, manufacturing-oriented one. One result of the movement of industrial capacity offshore has been the reduction of the labor shortage in manufacturing.

Investment Strategies and Risks Specific to Each Fund

     Investment Strategies and Risks Specific to Matthews Korea Fund

Equity securities in which the Fund may invest include South Korean common stocks, preferred stocks (including convertible preferred stock), bonds, notes and debentures convertible into common or preferred stocks, warrants and rights, equity interests in trusts, partnerships, joint ventures or similar enterprises and depositary receipts.

The Fund may invest up to 35% of its total assets in non-convertible debt securities provided that such securities are rated, at the time of investment, BBB or higher by S&P or Baa or higher by Moody’s or rated of equivalent credit quality by an internationally recognized statistical rating organization or, if not rated, are of equivalent credit quality as determined by the Advisor. Securities rated BBB by S&P or Baa by Moody’s are considered to have speculative characteristics. Non-convertible debt securities in which the Fund may invest include U.S. dollar or won-denominated debt securities issued by the South Korean government or South Korean companies and obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

The Fund may invest its assets in a broad spectrum of securities of Korean industries which are believed to have attractive long-term growth potential.

Because the Fund intends to invest primarily in equity securities of South Korean companies, an investor in the Fund should be aware of certain risks relating to South Korea, the Korean securities markets, and international investments generally which are not typically associated with U.S. domestic investments. In addition, the Fund may be more volatile than a geographically diverse fund.

     Security Valuation Considerations

The Korean government has historically imposed significant restrictions and controls for foreign investors. As a result, the Fund may be limited in its investments or precluded from investing in certain Korean companies, which may adversely affect the performance of the Fund. Under the current regulations, foreign investors are allowed to invest in almost all shares listed on the KSE. From time to time, many of the securities trade among non-Korean residents at a premium over the market price. Foreign investors may effect transactions with other foreign investors off the KSE in the shares of companies that have reached the maximum aggregate foreign ownership limit through a securities company in Korea. These transactions typically occur at a premium over prices on the KSE. There can be no assurance that the Fund, if it purchases such shares at a premium, will be able to realize such

Matthews Asian Funds

premium, on the sale of such shares or that such premium will not be adversely affected by changes in regulations or otherwise. Such securities will be valued at fair value as determined in good faith by the Board of Trustees as delegated by the Advisor.

     Risks Associated with Investing in Korean Securities

Investments by the Fund in the securities of Korean issuers may involve investment risks different from those of U.S. issuers, including possible political, economic or social instability in Korea, and by changes in Korean law or regulations. In addition, there is the possibility of the imposition of currency exchange controls, foreign withholding tax on the interest income payable on such instruments, foreign controls, seizure or nationalization of foreign deposits or assets, or the adoption of other foreign government restrictions that might adversely affect the Korean securities held by the Fund. Political instability and/or military conflict involving North Korea may adversely affect the value of the Fund’s assets. Foreign securities may also be subject to greater fluctuations in price than securities of domestic corporations or the U.S. Government. There may be less publicly available information about a Korean company than about a domestic company. Brokers in Korea may not be as well capitalized as those in the U.S. so that they are more susceptible to financial failure in times of market, political, or economic stress. Additionally, Korean accounting, auditing and financial reporting standards and requirements differ, in some cases, significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a Korean issuer may not reflect its financial position or results of operations in accordance with U.S. generally accepted accounting principles. There is a possibility of expropriation, nationalization, confiscatory taxation, or diplomatic developments that could affect investments in Korea.

In addition, brokerage commissions, custodian services, withholding taxes, and other costs relating to investment in foreign markets may be more expensive than in the United States. The operating expense ratio of the Fund may be expected to be higher than that of a fund investing primarily in the securities of U.S. issuers.

     Risks Associated with the Korean Securities Markets

In addition to the risks of investing in Korea discussed in the Prospectus, investors should know that the Korean securities markets are smaller than the securities markets of the U.S. or Japan. Certain restrictions on foreign investment in the Korean securities markets may preclude investments in certain securities by the Fund and limit investment opportunities for the Fund.

Investing in securities of South Korean companies and of the government of the Republic of Korea involves certain considerations not typically associated with investing in securities of United States companies or the United States government. Among these are the risks of political, economic and social uncertainty and instability, including the potential for increasing militarization in North Korea. Relations between North and South Korea remain tense and the possibility of military action still exists. In the event that military action were to take place, the value of the Fund’s Korean assets are likely to be adversely affected. The Fund may also be affected by foreign currency fluctuations or exchange controls, differences in accounting procedures and other risks. The Fund is also subject to typical stock and bond market risk. In addition, limitations of foreign ownership currently exist which may impact the price of a Korean security paid by the Fund.

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In the latter part of 1997, Korea experienced a national financial crisis requiring intervention by the International Monetary Fund (“IMF”) and a large infusion of foreign capital. The financial crisis led to a recessionary environment, which had serious consequences for unemployment and domestic business activity. The government has initiated, in conjunction with the IMF, wide-ranging reform activities. The full impact on corporate Korea cannot be predicted but widespread restructuring and consolidation as well as a continued high rate of bankruptcies can be expected.

     Investment Strategies and Risks Specific to Matthews China Fund

The Fund may hold a significant weighting in securities listed on either the Shanghai and/or Shenzhen stock exchanges. Securities listed on these exchanges are divided into two classes, A shares, which are mostly limited to domestic investors, and B shares, which are allocated for both international and domestic investors. The Fund’s exposure to securities listed on either the Shanghai and Shenzhen exchanges will initially be through B shares. In addition to B shares, the Fund may also invest in Hong Kong listed H shares, Hong Kong listed Red chips (which are companies owned by mainland China enterprises, but are listed in Hong Kong), and companies with a significant amount of their revenues derived from business conducted in China (regardless of the exchange on which the security is listed or the country in which the company is based).

The Fund may invest up to 20% of its total assets in equity and other securities of issuers located outside of the China region, including, without limitation, the United States, and in non-convertible bonds and other debt securities issued by foreign issuers and foreign government entities.

The Advisor may invest where the Advisor believes the potential for capital growth exists and in companies which have demonstrated the ability to anticipate and adapt to changing markets. The Fund may invest in the securities of all types of issuers, large or small, whose earnings are believed by the Advisor to be in a relatively strong growth trend or whose assets are substantially undervalued.

Under normal circumstances, the Advisor expects that the portfolio of the Fund will be comprised of securities of 20 to 60 issuers in various countries in the China region. When purchasing portfolio securities for the Fund, the Advisor’s philosophy is generally a buy and hold strategy versus buying for short-term trading.

In addition to the risks of investing in China and Hong Kong discussed in the Prospectus, investors should know that China’s securities markets have less regulation, are substantially smaller, less liquid and more volatile than the securities markets of more developed countries. Financial information on companies listed on these markets is limited and may be inaccurate. Companies listed on these markets may trade at prices not consistent with traditional valuation measures. Management of these companies could have conflicting financial interests or little experience managing a business.

     Investment Strategies and Risks Specific to Matthews Japan Fund

The Fund may invest in equity and other securities of issuers located outside of Japan, including the United States, and in non-convertible bonds and other debt securities issued by foreign issuers and foreign government entities. The Fund may invest in non-convertible debt securities provided that such securities are rated, at the time of investment, BBB or higher by S&P or Baa or higher by Moody’s or rated of equivalent credit quality by an internationally recognized statistical rating organization or, if not rated, are of equivalent credit quality as determined by the Advisor. Securities rated BBB by S&P or Baa by Moody’s are considered to have speculative characteristics. Non-

Matthews Asian Funds

convertible debt securities in which the Fund may invest include U.S. -dollar or yen-denominated debt securities issued by the Japanese government or Japanese companies and obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

The Fund may invest its assets in a broad spectrum of securities of Japanese industries. The Fund has the flexibility to invest in both large and small companies, as deemed appropriate by the Advisor. Smaller companies often have limited product lines, markets or financial resources, and they may be dependent upon one or a few key people for management. The securities of such companies generally are subject to more abrupt or erratic market movements and may be less liquid than securities of larger, more established companies or the market averages in general. In selecting industries and companies for investment, the Advisor considers overall growth prospects, competitive position in export markets, technology, research and development, productivity, labor costs, raw material costs and sources, profit margins, capital resources, government regulation, quality of management and other factors. After evaluation of all factors, the Advisor attempts to identify those companies and industries that are best positioned and managed to take advantage of the varying economic and political factors.

Under normal circumstances, the Advisor expects that the portfolio of the Fund will be comprised of securities of 25 to 75 issuers in the Japanese economy. When purchasing portfolio securities for the Fund, the Advisor’s philosophy is generally a buy and hold strategy versus buying for short-term trading.

     Concentration in Japanese Securities

The Fund concentrates its investments in equity securities of Japanese companies. Consequently, the Fund’s share price may be more volatile than that of mutual funds not sharing this geographic concentration. The value of the Fund’s shares may vary in response to political and economic factors affecting companies in Japan. The Fund should not be considered a complete investment program, rather it may be used as a vehicle for diversification.

Securities in Japan are denominated and quoted in yen. Yen are fully convertible and transferable based on floating exchange rates into all readily convertible currencies, without administrative or legal restrictions for both non-residents and residents of Japan. In determining the net asset value of shares of the Fund, assets or liabilities initially expressed in terms of Japanese yen will be translated into U.S. dollars at the current selling rate of Japanese yen against U.S. dollars. As a result, in the absence of a successful currency hedge, the value of the Fund’s assets as measured in U.S. dollars may be affected favorably or unfavorably by fluctuations in the value of Japanese yen relative to the U.S. dollar.

The decline in the Japanese securities markets since 1989 has contributed to a weakness in the Japanese economy, and the impact of a further decline cannot be ascertained. The common stocks of many Japanese companies continue to trade at high price-earnings ratios in comparison with those in the United States, even after the recent market decline. Differences in accounting methods make it difficult to compare the earning of Japanese companies with those of companies in other countries, especially the United States.

Japan is largely dependent on foreign economies for raw materials. International trade is important to Japan’s economy, as exports provide the means to pay for many of the raw materials it must import. Because of the concentration of the Japanese exports in highly visible products such as automobiles, machine tools and semiconductors, and the large trade surpluses ensuing therefrom, Japan has entered

Matthews Asian Funds

a difficult phase in its relations with its trading partners, particularly with respect to the United States, with whom the trade imbalance is the greatest.

     Investment Strategies and Risks Specific to Matthews Pacific Tiger Fund

Equity securities in which the Fund may invest include common stocks, preferred stocks, warrants, and securities convertible into common stocks, such as convertible bonds and debentures.

The Fund may invest up to 20% of its total assets in equity and other securities of issuers located outside of the Pacific Tiger economies, including, without limitation, the U.S., and in non-convertible bonds and other debt securities issued by foreign issuers and foreign government entities.

The Advisor may invest where the Advisor believes the potential for capital growth exists and in companies which have demonstrated the ability to anticipate and adapt to changing markets. The Fund may invest in the securities of all types of issuers, large or small, whose earnings are believed by the Advisor to be in a relatively strong growth trend or whose assets are substantially undervalued.

Under normal circumstances, the Advisor expects that the portfolio of the Fund will be comprised of 40 to 80 individual issuers in various countries in the Pacific Tiger economies. When purchasing portfolio securities for the Fund, the Advisor’s philosophy is generally a buy and hold strategy versus buying for short-term trading.

     Investment Strategies and Risks Specific to Matthews Asia Pacific Fund

Equity securities in which the Fund may invest include common stocks, preferred stocks, warrants, and securities convertible into common stocks, such as convertible bonds and debentures.

The Fund may invest up to 20% of its total assets in equity and other securities of issuers located outside of the Asia Pacific economies, including, without limitation, the U.S., and in non-convertible bonds and other debt securities issued by foreign issuers and foreign government entities.

The Advisor may invest where the Advisor believes the potential for capital growth exists and in companies which have demonstrated the ability to anticipate and adapt to changing markets. The Fund may invest in the securities of all types of issuers, large or small, whose earnings are believed by the Advisor to be in a relatively strong growth trend or whose assets are substantially undervalued.

Under normal circumstances, the Advisor expects that the portfolio of the Fund will be comprised of securities of 40 to 80 issuers in various countries in the Asia Pacific economies. When purchasing portfolio securities for the Fund, the Advisor’s philosophy is generally a buy and hold strategy versus buying for short-term trading.

     Investment Strategies and Risks Specific to Matthews Asian Growth and Income Fund

You should refer to the section of this SAI entitled “Investment Strategies and Risks Common to All Funds” for the investment strategies and risks specific to Matthews Asian Growth and Income Fund.

Matthews Asian Funds

     Investment Strategies and Risks Specific to Matthews Asian Technology Fund

Since the Fund’s investments are focused on technology sector, it is less diversified than stock funds investing in a broader range of sectors and, therefore, could experience significant volatility, and the movements in its net asset value (“NAV”) will follow the technology sector, as opposed to the general movement of the economies of the countries where the companies are located. In addition, technology company stocks can be subject to abrupt or erratic price movements, especially over the short term, due to the rapid pace of the product change and development affecting such companies. Technology companies are subject to greater competitive pressures, such as new market entrants, aggressive pricing and competition for market share, and potential for falling profit margins. The companies also face the risks that new services, equipment or technologies will not be accepted by consumers or businesses or will become rapidly obsolete. These factors can affect the profitability of technology companies and, as a result, the value of their securities. Prices of these companies’ securities historically have been more volatile than other securities, causing the Fund’s NAV to be more volatile, especially over the short term.

Non-Principal Investment Strategies

The following strategies and specific type of investments are not the principal investment strategies of the Funds, but are reserved by the Advisor for its use in the event that the Advisor deems it appropriate to do so to achieve the Funds’ fundamental goals.

1. Loans of Portfolio Securities

The Funds may lend portfolio securities to broker-dealers and financial institutions. In return, the broker-dealers and financial institutions pay the Funds money to borrow these securities. The Funds may lend portfolio securities provided:

(1) the loan is secured continuously by collateral marked-to-market daily and maintained in an amount at least equal to the current market value of the securities loaned; (2) the Funds may call the loan at any time and receive the securities loaned; (3) the Funds will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned by a Fund will not at any time exceed 33% of the total assets of such Fund.

Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to maintain the proper amount of collateral. Therefore, the Funds will only enter into portfolio loans after a review by the Advisor, under the supervision of the Board of Trustees, including a review of the creditworthiness of the borrower. Such reviews will be monitored on an ongoing basis.

For the duration of the loan, a Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and will receive proceeds from the investment of the collateral. As with other extensions of credit, there are risks of delay in recovery or even losses of rights in the securities loaned should the borrower of the securities fail financially. However, the loans will be made only to borrowers deemed by the Advisor to be creditworthy, and when, in the judgment of the Advisor, the income which can be earned currently from such loans justifies the attendant risk. Additionally, for the duration of the loan, a Fund will not have the right to vote on securities while they are being lent, but will generally call a loan in anticipation of any important vote, as determined by the Advisor.

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Such loans of securities are collateralized with collateral assets in an amount at least equal to the current value of the loaned securities, plus accrued interest. There is a risk of delay in receiving collateral or recovering the securities loaned or even a loss of rights in the collateral should the borrower fail financially.

2. Repurchase Agreements

The Funds may purchase repurchase agreements to earn income. The Funds may also enter into repurchase agreements with financial institutions that are deemed to be creditworthy by the Advisor, pursuant to guidelines established by the Board of Trustees. The repurchase price under the repurchase agreements equals the price paid by each Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Repurchase agreements may be considered to be collateralized loans by the Funds under the 1940 Act.

Any collateral will be marked-to-market daily. If the seller of the underlying security under the repurchase agreement should default on its obligation to repurchase the underlying security, a Fund may experience delay or difficulty in exercising its right to realize upon the security and, in addition, may incur a loss if the value of the security should decline, as well as disposition costs in liquidating the security. A Fund will not invest more than 15% of its net assets in repurchase agreements maturing in more than seven days. The Funds must treat each repurchase agreement as a security for tax diversification purposes and not as cash, a cash equivalent or receivable.

The financial institutions with which the Funds may enter into repurchase agreements are banks and non-bank dealers of U.S. government securities that are listed on the Federal Reserve Bank of New York’s list of reporting dealers and banks, if such banks and non-bank dealers are deemed creditworthy by the Advisor. The Advisor will continue to monitor the creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement at not less than the repurchase price. The Funds will only enter into a repurchase agreement where the market value of the underlying security, including interest accrued, will be at all times equal to or exceed the value of the repurchase agreement.

The Funds may invest in repurchase agreements with foreign parties, or in a repurchase agreement based on securities denominated in foreign currencies. Legal structures in foreign countries, including bankruptcy laws, may offer less protection to investors such as the Funds, and foreign repurchase agreements generally involve greater risks than a repurchase agreement in the United States.

3. Reverse Repurchase Agreements

The Funds may enter into reverse repurchase agreements to raise cash on a short-term basis. Reverse repurchase agreements involve the sale of securities held by the Funds pursuant to the Funds’ agreement to repurchase the securities at an agreed upon price, date and rate of interest. Such agreements are considered to be borrowings under the 1940 Act, and may be entered into only for temporary or emergency purposes. While reverse repurchase transactions are outstanding, the Funds will maintain in a segregated account of cash, U.S. government securities or other liquid, high-grade debt securities in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement. Reverse repurchase agreements involve the risk that the market value of the

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securities sold by the Funds may decline below the price of the securities the Funds are obligated to repurchase.

4. Securities of Other Investment Companies

The Funds may invest in the securities of other investment companies and currently intend to limit their investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of any of the individual Fund’s total assets will be invested in the securities of any one investment company; (ii) not more than 10% of a Fund’s total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the respective Fund.

As a shareholder of another investment company, a Fund would bear along with other shareholders, its pro rata portion of the investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Funds bear directly in connection with their own operations.

5. Illiquid Securities

Illiquid securities are securities that cannot be disposed of at the market price within seven days of wanting to do so. The Board of Trustees has delegated the function of making day-to-day determinations of whether a security is liquid or not to the Advisor, pursuant to guidelines established by the Board of Trustees and subject to its quarterly review. The Advisor will monitor the liquidity of securities held by each Fund and report periodically on such decisions to the Board of Trustees.

A Fund may invest up to 15% of its net assets in illiquid securities. A Fund may therefore not be able to readily sell such securities. Such securities are unlike securities that are traded in the open market and which can be expected to be sold immediately. The sale price of securities that are not readily marketable may be lower or higher than a Fund’s most recent estimate of their fair value. Generally, less public information is available with respect to the issuers of these securities than with respect to companies whose securities are traded on an exchange. Securities which are not readily marketable are more likely to be issued by start-up, small or family business and therefore subject to greater economic, business and market risks than the listed securities of more well established companies.

6. Rule 144A Securities (Restricted Securities)

Securities which are not registered with the U.S. Securities and Exchange Commission (“SEC”) pursuant to Rule 144A of the Securities Act of 1933, as amended (the “1933 Act”), are only traded among institutional investors. These securities are sometimes called “Restricted Securities” because they are restricted from being sold to the general public because they are not registered with the SEC.

Some of these securities are also illiquid because they cannot be sold at market price within 7 days of wanting to do so. The Funds will limit their investments in securities of issuers which are restricted from selling to the public without registration under the 1933 Act to 15% of the total assets. This 15% does not include any restricted securities that have been determined to be liquid by the Funds’ Board of Trustees.

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7. Convertible Securities

Each Fund may purchase convertible securities. While common stock occupies the most junior position in a company’s capital structure, convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time. In addition, the owner of convertible securities often receives interest or dividends until the security is converted. The provisions of any convertible security determine its ranking in a company’s capital structure. In the case of subordinated convertible debentures, the holder’s claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of preferred stock and convertible preferred stock, the holder’s claims on assets and earnings are subordinated to the claims of all creditors but are senior to the claims of common shareholders.

To the extent that a convertible security’s investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, may sell at some premium over its conversion value. At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

8. Forward Commitments, When-Issued Securities and Delayed-Delivery Transactions

The Funds may purchase securities on a when-issued basis, or purchase or sell securities on a forward commitment basis or purchase securities on a delayed-delivery basis. The Funds will normally realize a capital gain or loss in connection with these transactions. For purposes of determining the Funds’ average dollar-weighted maturity, the maturity of when-issued or forward commitment securities will be calculated from the commitment date.

When the Funds purchase securities on a when-issued, delayed-delivery or forward commitment basis, the Funds’ custodian will maintain in a segregated account: cash, U.S. government securities or other high-grade liquid debt obligations having a value (determined daily) at least equal to the amount of the Funds’ purchase commitments. In the case of a forward commitment to sell portfolio securities, the custodian will hold the portfolio securities themselves in a segregated account while the commitment is outstanding. These procedures are designed to ensure that the Funds will maintain sufficient assets at all times to cover their obligations under when-issued purchases, forward commitments and delayed-delivery transactions.

Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although the Funds would generally purchase securities on a when-issued, delayed-delivery or a forward commitment basis with the intention of acquiring the securities, the Funds may dispose of such securities prior to settlement if the Advisor deems it appropriate to do so.

9. Fixed-Income Securities (Bonds etc.)

All fixed-income securities are subject to two primary types of risks: credit risk (will the borrower be able to pay back the money) and interest rate risk. The credit risk relates to the ability of the issuer to meet interest or principal payments or both as they come due. The interest rate risk refers to the

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fluctuations in the net asset value of any portfolio of fixed-income securities resulting from the inverse relationship between price and yield of fixed-income securities; that is, when the general level of interest rates rises, the prices of outstanding fixed-income securities decline, and when interest rates fall, prices rise.

In addition, if the currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a rise in interest rates or a decline in the exchange rate of the currency would adversely affect the value of the security expressed in dollars. Fixed-income securities denominated in currencies other than the U.S. dollar or in multinational currency units are evaluated on the strength of the particular currency against the U.S. dollar as well as on the current and expected levels of interest rates in the country or countries.

10. Short-Selling

The Funds may make short sales. A short sale occurs when a Fund borrows stock (usually from a broker) and promises to give it back at some date in the future. If the market price of that stock goes down, the Fund buys the stock at a lower price so that it can pay back the broker for the stock borrowed. The difference between the price of the stock when borrowed, and when later purchased, is a profit. The profit is reduced by a fee paid to the broker for borrowing the stock.

A Fund may incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaced the borrowed security. The amount of any loss will be increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with a short sale. No securities will be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 10% of the value of the Fund’s net assets. The Fund will place in a segregated account with its custodian bank an amount of cash or U.S. government securities equal to the difference between the market value of the securities sold short at the time they were sold short and any cash or U.S. government securities required to be deposited as collateral with the broker in connection with the short sale.

This segregated account will be marked to market daily, provided that at no time will the amount deposited in it plus the amount deposited with the broker as collateral be less than the market value of the securities at the time they were sold short.

11. Interest Rate Futures Contracts

The Funds may enter into contracts for the future delivery of fixed-income securities commonly referred to as “interest rate futures contracts.” These futures contracts will be used only as a hedge against anticipated interest rate changes. The Funds will not enter into an interest rate futures contract if immediately thereafter more than 5% of the value of the respective Fund’s total assets will be committed to margin. The principal risks related to the use of such instruments are (1) the offsetting correlation between movements in the market price of the portfolio investments being hedged and in the price of the futures contract or option may be imperfect; (2) possible lack of a liquid secondary market for closing out futures or option positions; (3) the need for additional portfolio management skills and techniques; and (4) losses due to unanticipated market price movements.

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12. Futures Transactions

The Funds may engage in futures transactions for the purchase or sale for future delivery of securities. While futures contracts provide for the delivery of securities, deliveries usually do not occur. Contracts are generally terminated by entering into offsetting transactions. The Funds may invest in futures transactions for hedging purposes or to maintain liquidity. A Fund may not purchase or sell a futures contract, however, unless immediately after any such transaction the sum of the aggregate amount of margin deposits on its existing futures positions and the amount of premiums paid for related options is 10% or less of its total assets.

At maturity, a futures contract obligates the Funds to take or make delivery of certain securities or the cash value of a securities index. A Fund may sell a futures contract in order to offset a decrease in the market value of its portfolio securities that might otherwise result from a market decline. A Fund may do so either to hedge the value of its portfolio of securities as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Fund may purchase a futures contract in anticipation of purchases of securities. In addition, a Fund may utilize futures contracts in anticipation of changes in the composition of its portfolio holdings.

The Funds may engage in futures transactions on U.S. or foreign exchanges or boards of trade. In the U.S., futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (“CFTC”), a U.S. government agency.

The Funds may enter into such futures transactions to protect against the adverse effects of fluctuations in security prices, or interest rates, without actually buying or selling the securities underlying the contract. A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement was made.

With respect to options on futures contracts, when the Funds are temporarily not fully invested, they may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based, or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities.

The writing of a call option on a futures contract constitutes a partial hedge against the declining price of the security or foreign currency which is deliverable upon exercise of the futures contract. The writing of a put option on a futures contract constitutes a partial hedge against the increasing price of the security or foreign currency which is deliverable upon exercise of the futures contract.

To the extent that market prices move in an unexpected direction, the Funds may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize a loss. Further, with respect to options on futures contracts, the Funds may seek to close out an option position by writing or buying an offsetting position covering the same securities or contracts and that have the same exercise price and expiration date. The ability to establish and close out positions on options will be subject to the maintenance of a liquid secondary market, which cannot be assured.

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The Funds may purchase and sell call and put options on futures contracts traded on an exchange or board of trade. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price at any time during the option period. When a Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised. In anticipation of a market advance, the Funds may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the Funds intend to purchase. Similarly, if the market is expected to decline, the Funds might purchase put options or sell call options on futures contracts rather than sell futures contracts. In connection with the Funds’ position in a futures contract or option thereon, the Funds will create a segregated account of liquid assets, such as cash, U.S. government securities or other liquid high grade debt obligations, or will otherwise cover its position in accordance with applicable requirements of the SEC.

a. Restrictions on the Use of Futures Contracts

Each Fund may enter into futures contracts provided that such obligations represent no more than 20% of the Fund’s net assets. Under the Commodity Exchange Act, each Fund may invest in futures contracts or options on future contracts (a) for bona fide hedging purposes within the meaning of regulations of such Act, or (b) for other than bona fide hedging purposes if (1) the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the Fund’s net assets (after taking into account unrealized profits and unrealized losses on any such positions) and that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded from such 5%; or (2) the aggregate notional value of all non-hedge futures contracts including such contract (taken at market value at the time of entering that contract) does not exceed the liquidation value of the Fund’s portfolio. To the extent required by law, the Fund will set aside cash and appropriate liquid assets in a segregated account to cover its obligations related to futures contracts.

b. Risk Factors of Futures Transactions

The primary risks associated with the use of futures contracts and options (commonly referred to as “derivatives”) are: (i) imperfect correlation between the change in market value of the securities held by the Funds and the price of futures contracts and options; (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (iii) losses, which are potentially unlimited, due to unanticipated market movements; and (iv) the Advisor’s ability to predict correctly the direction of security prices, interest rates and other economic factors.

13. Foreign Currency Hedging Strategies

a. Foreign Currency Transactions

The Funds may engage in foreign currency transactions in connection with their investment in foreign securities under most circumstances. The Funds will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specified currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers.

When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may want to establish the U.S. dollar cost or proceeds, as the case may be. By entering into

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a forward contract in U.S. dollars for the purchase or sale of the amount of foreign currency involved in an underlying security transaction, a Fund is able to protect itself against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. This tends to limit potential gains, however, that might result from a positive change in such currency relationships. The Funds may also hedge their foreign currency exchange rate risk by engaging in currency financial futures and options transactions.

The Funds may enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where the Advisor believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Funds are denominated (“cross-hedge”). The forecasting of short-term currency market movement is extremely difficult and whether such a short-term hedging strategy will be successful is highly uncertain.

The Funds may also enter into forward contracts to sell foreign currency with respect to portfolio positions denominated or quoted in that currency.

b. Special Considerations

The Funds may use options and futures on foreign currencies and forward currency contracts to hedge against movements in the values of the foreign currencies in which the Funds’ securities are denominated. Such currency hedges can protect against price movements in a security a Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. While hedging may limit the detriment when a currency moves against a Fund, the Advisor’s ability to anticipate changes in the price of foreign currencies is not always accurate, so the hedge may limit the full benefit of a currency move in the Fund’s favor. In addition, such hedges do not protect against price movements in the securities that are attributable to other causes.

The value of hedging instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such hedging instruments, a Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

The Funds might seek to hedge against changes in the value of a particular currency when no hedging instruments on that currency are available or such hedging instruments are more expensive than certain other hedging instruments.

In such cases, the Funds may hedge against price movements in that currency by entering into transactions using hedging instruments on other currencies, the values of which the Advisor believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the hedging instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

Settlement of hedging transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the Funds might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

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c. Forward Currency Contracts

A forward currency contract involves an obligation to purchase or sell a specific currency at a specified future date, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into.

The Funds may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. The Funds also may use forward currency contracts for “cross-hedging.” Under this strategy, the Funds would increase their exposure to foreign currencies that the Advisor believes might rise in value relative to the U.S. dollar, or the Funds would shift their exposure to foreign currency fluctuations from one country to another.
The cost to each Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When a Fund enters into a forward currency contract, it relies on the contra party to make or take delivery of the underlying currency at the maturity of the contract. Failure by the contra party to do so would result in the loss of any expected benefit of the transaction.

As is the case with futures contracts, holders and writers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the contra party. Thus, there can be no assurance that the Funds will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the contra party, the Funds might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Funds would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or securities in a segregated account.

The precise matching of forward currency contracts amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, the Funds might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

(i)	Limitations on the Use of Forward Currency Contracts:

The Funds may enter into forward currency contracts or maintain a net exposure to such contracts only if (1) the consummation of the contracts would not obligate the Funds to deliver an amount of foreign currency in excess of the value of their portfolio securities or other assets denominated in that currency, or (2) the Funds maintain cash, U.S. government securities or liquid, high-grade debt securities in a segregated account in an amount not less than the value of their total assets committed to the consummation of the contract and not covered as provided in (1) above, as marked to market daily.

14. Options

The Funds may buy put and call options and write covered call and secured put options. Such options may relate to particular securities, stock indices, or financial instruments and may or may not be listed

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on a national securities exchange and issued by the Options Clearing Corporation. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities themselves.

a. Writing Call Options

The Funds may write covered call options from time to time on portions of its portfolios, without limit, as the Advisor determines is appropriate in pursuing a Fund’s investment goals. The advantage to the Funds of writing covered calls is that each Fund receives a premium which is additional income. However, if the security rises in value, the respective Fund may not fully participate in the market appreciation.

The Funds will write call options only if they are “covered.” In the case of a call option on a security, the option is “covered” if a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets, such as cash, U.S. government securities or other liquid high-grade debt obligations, in such amount held in a segregated account by its custodian) upon conversion or exchange of other securities held by it.

For a call option on an index, the option is covered if a Fund maintains with its custodian a diversified stock portfolio, or liquid assets equal to the contract value. A call option is also covered if a Fund holds a call on the same security or index as the call written. Here the exercise price of the call held is (i) equal to or less than the exercise price of the call written; or (ii) greater than the exercise price of the call written provided the difference is maintained by the Fund in liquid assets such as cash, U.S. government securities and other high-grade debt obligations in a segregated account with its custodian.

The Funds’ obligation under a covered call option is terminated upon the expiration of the option or upon entering a closing purchase transaction. In a closing purchase transaction, a Fund, as writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written.

Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. The Funds may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

During the option period, a covered call option writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. A closing purchase transaction cannot be effected with respect to an option once the option writer has received an exercise notice for such option.

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b. Writing Put Options

Each Fund may write put options. The Funds will write put options only if they are “secured” at all times by liquid assets of cash or U.S. government securities maintained in a segregated account by the Funds’ custodian in an amount not less than the exercise price of the option at all times during the option period. Secured put options will generally be written in circumstances where the Advisor wishes to purchase the underlying security for a Fund’s portfolio at a price lower than the current market price of the security. With regard to the writing of put options, each Fund will limit the aggregate value of the obligations underlying such put options to 50% of its total net assets.

Following the writing of a put option, the Fund may wish to terminate the obligation to buy the security underlying the option by effecting a closing purchase transaction. This is accomplished by buying an option of the same series as the option previously written. The Fund may not, however, effect such a closing transaction after it has been notified of the exercise of the option.

c. Purchasing Call Options

The Funds may purchase call options to the extent that premiums paid by the Funds do not aggregate more than 10% of a Fund’s total assets. When the Funds purchase a call option, in return for a premium paid by the Fund to the writer of the option, the Fund obtains the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium upon writing the option, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. The advantage of purchasing call options is that the Fund may alter portfolio characteristics and modify portfolio maturities without incurring the cost associated with such transactions.

The Funds may, following the purchase of a call option, liquidate their position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. The Funds will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; the Funds will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.

Although the Funds will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. In such event, it may not be possible to effect closing transactions in particular options, with the result that the Funds would have to exercise their options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by the Funds may expire without any value to the Funds, in which event the Funds would realize a capital loss which will be short-term unless the option was held for more than one year.

d. Purchasing Put Options

Each Fund may invest up to 10% of its total assets in the purchase of put options. Each Fund will, at all times during which it holds a put option, own the security covered by such option. The purchase of the put option on substantially identical securities held will constitute a short sale for tax purposes, the effect of which is to create a short-term capital gain on the sale of the security and to suspend running of its holding period (and treat it as commencing on the date of the closing of the short sale) or that of

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a security acquired to cover the same if at the time the put was acquired, the security had not been held for more than one year.

A put option purchased by a Fund gives it the right to sell one of its securities for an agreed price up to an agreed date. Each Fund intends to purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option (“protective puts”). The Funds may sell a put option which they have previously purchased prior to the sale of the securities underlying such option. Such sale will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold.

The Funds may sell a put option purchased on individual portfolio securities. Additionally, the Funds may enter into closing sale transactions. A closing sale transaction is one in which a Fund, when it is the holder of an outstanding option, liquidates its respective position by selling an option of the same series as the option previously purchased.

Funds’ Policies

The policies set forth below are fundamental and may not be changed as to a Fund without the approval of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. A majority of the outstanding voting securities of a Fund means the lesser of (a) 67% or more of the voting securities present at a meeting of shareholders, if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of a Fund. Unless otherwise indicated, all percentage limitations listed below apply to the Funds and apply only at the time of the transaction. Accordingly, if a percentage restriction is adhered to at the time an investment is made, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Fund’s total assets will not be considered a violation.

Except as otherwise set forth herein and in the Prospectus each Fund may not:

1. Issue senior securities; 2. Borrow money, except that each Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the total assets of the Fund at the time of its borrowing. All borrowing will be done from a bank and asset coverage of at least 300% is required. A Fund will not purchase securities when borrowings exceed 5% of that Fund’s total net assets;

3. Act as an underwriter of securities, except that, in connection with the disposition of a security, a Fund may be deemed to be an “underwriter” as that term is defined in the 1933 Act;

4. Purchase the securities of issuers conducting their principal business activities in the same industry (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if immediately after such purchase the value of a Fund’s investments in such industry would exceed 25% of the value of the total assets of the Fund. This Policy does not apply to Matthews Asian Technology Fund;

5. Purchase or sell real estate, real estate limited partnership interests, interests in oil, gas and/or mineral exploration or development programs or leases. This restriction shall not prevent the Funds

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from investing directly or indirectly in portfolio instruments secured by real estate or interests therein or acquiring securities of real estate investment trusts or other issuers that deal in real estate;

6. Make loans, except that this restriction shall not prohibit (a) the purchase and holding of debt instruments in accordance with a Fund’s investment objectives and policies, (b) the lending of portfolio securities, or (c) entry into repurchase agreements with banks or broker-dealers;

7. Change its diversification status under the 1940 Act;

8. Purchase or sell commodities or commodity contracts, except that a Fund may purchase or sell currencies, may enter into futures contracts on securities, currencies, or on indexes of such securities or currencies, or any other financial instruments, and may purchase or sell options on such futures contracts;

9. Make investments in securities for the purpose of exercising control;

10. Purchase the securities of any one issuer if, immediately after such purchase, a Fund would own more than 10% of the outstanding voting securities of such issuer; and

11. Invest more than 5% of its total assets in securities of companies less than three years old. Such three-year period shall include the operation of any predecessor company or companies.

Temporary Defensive Position

The Advisor intends to be fully invested in the markets appropriate to each Fund’s investment objectives as is practicable, in light of economic and market conditions and the Funds’ cash needs. When, in the opinion of the Advisor, a temporary defensive position is warranted, the Funds are permitted to hold cash or invest temporarily and without limitation in U.S. government securities or money market instruments backed by U.S. government securities. The Funds’ investment objectives may not be achieved at such times when a temporary defensive position is taken.

Portfolio Turnover

The Advisor buys and sells securities for the Funds whenever it believes it is appropriate to do so. The rate of portfolio turnover will not be a limiting factor in making portfolio decisions. It is currently estimated that under normal market conditions the annual portfolio turnover rate for the Funds will not exceed 100%. Portfolio turnover rates may vary greatly from year to year as well as within a particular year. High portfolio turnover rates will generally result in higher transaction costs to the Fund and also may result in a higher level of taxable gain for a shareholder. Portfolio turnover for the Funds’ most recent fiscal periods are set forth in the “FINANCIAL HIGHLIGHTS” tables in the Prospectus.

Disclosure of Portfolio Holdings

In accordance with the Funds’ policies and procedures, the Funds’ transfer agent, PFPC Inc. (“PFPC”) is responsible for dissemination of information about the Funds’ portfolio holdings. Only an officer of the Fund may authorize PFPC to disclose portfolio holdings information. The Funds, together with PFPC and the Advisor (the “Service Providers”), may only disclose information concerning securities held in the Funds’ portfolios under the following circumstances:

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(i)	60 days following the end of each fiscal quarter, each Fund’s full portfolio holdings will be made publicly available by the following means:

a.	The Funds shall send shareholders portfolio holdings in the Funds’ annual, semi-annual and quarterly reports, which are mailed to shareholders and posted on the Funds’ Web site.

b.	PFPC shall send portfolio holding to nationally-recognized rating agencies via electronic transmission.

(ii)	The Funds will also release top ten holdings on a monthly basis via the Funds’ Web site and written communication;

(iii)	The Funds or a Service Provider may disclose the Funds’ portfolio securities holdings to selected third parties when the Funds have a legitimate business purpose for doing so. Examples of legitimate business purposes in which selective disclosure of the Funds’ portfolio securities may be appropriate include disclosure for due diligence purposes to an investment advisor that is in merger or acquisition talks with the Advisor; disclosure to a newly hired investment advisor or sub-advisor prior to its commencing its duties; disclosure to third party service providers of accounting, auditing, custody, proxy voting and other services to the Funds; or disclosure to a rating or ranking organization.

As required by the federal securities laws, including the 1940 Act, the Funds will disclose their portfolio holdings in their applicable regulatory filings, including shareholder reports, reports on Form N-Q, Form N-CSR or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.

In accordance with the Funds’ policies and procedures, third parties are required to keep confidential any information disclosed to them in accordance with the foregoing and no compensation may be received by the Funds, a Service Provider or any affiliate in connection with disclosure of such information. The Funds’ Board will oversee disclosure under the foregoing policies and procedures by approval in advance of disclosures for legitimate business purposes and by regular review of reports on disclosures of the Funds’ portfolio holdings.

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Management of the Funds

Trustees and Officers

The operations of each Fund are under the direction of the Board of Trustees. The Board establishes each Fund’s policies and oversees and reviews the management of each Fund. The Board meets regularly to review the activities of the officers, who are responsible for the day-to-day operations of the Funds. The Trustees and executive officers of the Funds, their years of birth, business addresses, principal occupations during the past five years and other directorships held are set forth below. The “Fund Complex” refers to the seven Funds.

				Number of
		Term of		Portfolios in	Other Trusteeships/
	Position(s)	Office and	Principal	Fund Complex	Directorships
Name, Year of Birth, and	Held with the	Length of	Occupation(s)	Overseen by	(number of portfolios)
Address	Trust	Time Served[1]	During Past 5 Years	Trustee	Held by Trustee
INDEPENDENT TRUSTEES
Richard K. Lyons Born 1961 Four Embarcadero Center Suite 550 San Francisco, CA 94111	Chairman of the Board of Trustees and Trustee	Since 1994	Acting Dean (since 2004) and Coleman Professor of Finance (since 1993), Haas School of Business, University of California at Berkeley; Consultant for IMF World Bank, Federal Reserve Bank and Citibank, N.A. (since 2000).	7	Director, iShares Fund Complex, consisting of iShares, Inc. and iShares Trust managed by Barclays Global Investors (90 portfolios); Trustee, Barclays Global Investor Fund Complex, consisting of Barclays Global Investor Funds and Barclays Master Investment Portfolios (15 portfolios).
Robert K. Connolly Born 1932 Four Embarcadero Center Suite 550 San Francisco, CA 94111	Trustee	Since 1994	Retired since 1990. Prior thereto: Institutional Sales Manager and Securities Analyst for Barrington Research Associates.	7	None

Matthews Asian Funds

Number of
		Term of		Portfolios in	Other Trusteeships/
	Position(s)	Office and	Principal	Fund Complex	Directorships
Name, Year of Birth, and	Held with the	Length of	Occupation(s)	Overseen by	(number of portfolios)
Address	Trust	Time Served[1]	During Past 5 Years	Trustee	Held by Trustee
Toshi Shibano Born 1950 Four Embarcadero Center Suite 550 San Francisco, CA 94111	Trustee	Since 2003	President, Toshi Shibano Consulting, Inc. since 1995; Adjunct Associate Professor, Columbia Graduate School of Business since 2001; Adjunct Professor, Thunderbird American Graduate School of International Management since 2000; Faculty, General Electric Corporate Leadership Development Center since 2000; Executive Education Lecturer, Haas School of Business, University of California at Berkeley since 1995.	7	None
INTERESTED TRUSTEES[2]
David FitzWilliam-Lay Born 1931 Four Embarcadero Center Suite 550 San Francisco, CA 94111	Trustee	Since 1994	Retired in 1993. Prior thereto Chairman of GT Management, PLC, United Kingdom.	7	None
OFFICER(S) WHO ARE NOT TRUSTEES[2]
G. Paul Matthews Born 1956 Four Embarcadero Center Suite 550 San Francisco, CA 94111	President	Since 1994	Chairman, Co-Chief Executive Officer and Chief Investment Officer, Matthews International Capital Management, LLC since 1991.	N/A	N/A
Mark W. Headley Born 1959 Four Embarcadero Center Suite 550 San Francisco, CA 94111	Vice President	Since 1999	Co-Chief Executive Officer, President and Portfolio Manager, Matthews International Capital Management, LLC since 2001; President and Portfolio Manager, 1999-2001; Portfolio Manager and Managing Director 1996-1999.	N/A	N/A

Matthews Asian Funds

Number of
		Term of		Portfolios in	Other Trusteeships/
	Position(s)	Office and	Principal	Fund Complex	Directorships
Name, Year of Birth, and	Held with the	Length of	Occupation(s)	Overseen by	(number of portfolios)
Address	Trust	Time Served[1]	During Past 5 Years	Trustee	Held by Trustee
Rodney D. Yee Born 1960 Four Embarcadero Center Suite 550 San Francisco, CA 94111	Treasurer	Since 2004	Chief Financial Officer, Matthews International Capital Management, LLC since 2004; Chief Financial Officer, Corporate Secretary and Compliance Officer, Sand Hill Advisors, Inc., 2002-2004; Controller, Firsthand Capital Management, Inc., 1998-2002.	N/A	N/A
Manoj K. Pombra Born 1964 Four Embarcadero Center Suite 550 San Francisco, CA 94111	Chief Compliance Officer	Since 2005	Chief Compliance Officer of Matthews International Capital Management, LLC since March 2005; Senior Manager, Mutual Fund Compliance/Manager Portfolio Compliance, Franklin Templeton Investments, April 2001-March 2005; Senior Financial Reporting Manager, InfoUSA.com, May 2000-March 2001.	N/A	N/A
Shai Malka Born 1973 Four Embarcadero Center Suite 550 San Francisco, CA 94111	Secretary	Since 2005	Senior Manager of Fund Accounting and Operations since 2004; Manager of Fund Accounting (2003-2004, Fund Accountant (2000-2003), Matthews International Capital Management, LLC; Supervisor of Fund Accounting, SEI Investments, 1999-2000.	N/A	N/A

1	Each Trustee serves for an indefinite term, until retirement age or until his/her successor is elected. Officers serve at the pleasure of the Board of Trustees.

2	These Trustees and officers are considered “interested persons” of the Trust as defined under the 1940 Act either because of an ownership interest in the Advisor or an office held with the Trust.

Board of Trustees. The primary responsibility of the Board is to represent the interests of the shareholders of the Funds and to provide oversight management of the Trust. At least 75% of the Board members are independent of the Funds and the Advisor. Currently the Board is comprised of four individuals, one of whom is considered an Interested Trustee as defined by the 1940 Act. The remaining Trustees are referred to as “Disinterested” or “Independent” Trustees. The Board meets multiple times during the year (i.e. at least quarterly) to review the investment performance of each Fund and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements. The Board met one time during the four-month period ended December 31, 2004 and three times during the fiscal year ended August 31, 2004. Currently, the Board has an Audit Committee, a Nominating Committee and a Compensation Committee. The responsibilities of each committee and its members are described below.

Matthews Asian Funds

remaining Trustees are referred to as “Disinterested” or “Independent” Trustees. The Board meets multiple times during the year (i.e. at least quarterly) to review the investment performance of each Fund and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements. The Board met one time during the four-month period ended December 31, 2004 and three times during the fiscal year ended August 31, 2004. Currently, the Board has an Audit Committee, a Nominating Committee and a Compensation Committee. The responsibilities of each committee and its members are described below.

Audit Committee. The Board has an Audit Committee comprised only of the Independent Trustees, (currently, Messrs. Connolly, Lyons [Chairman] and Shibano). Pursuant to its charter, the Audit Committee has the responsibility, among other things, to (1) recommend the selection of the Funds’ independent auditors; (2) review and approve the scope of the independent auditors’ audit activity; (3) review the financial statements which are the subject of the independent auditors’ certifications; and (4) review with such independent auditors the adequacy of the Funds’ basic accounting system and the effectiveness of the Funds’ internal accounting controls. The Audit Committee met once during the four-month period ended December 31, 2004, and once during the fiscal year ended August 31, 2004.

Nominating Committee. The Board has a Nominating Committee comprised only of the Independent Trustees (currently, Messrs. Connolly [Chairman], Lyons and Shibano). Pursuant to its charter, the Nominating Committee has the responsibility, among other things, to nominate new Trustees to serve on the Funds’ Board. The Nominating Committee did not meet during the four-month period ended December 31, 2004. The Nominating Committee met once during the fiscal year ended August 31, 2004.

Compensation Committee. The Board has a Compensation Committee comprised only of the Independent Trustees (currently, Messrs. Connolly, Lyons and Shibano [Chairman]). Pursuant to its charter, the Compensation Committee has the responsibility, among other things, to annually review and consider the compensation of the Board as well as the compensation of the Chief Compliance Officer. The Compensation Committee met once during the four-month period ended December 31, 2004. The Compensation Committee did not meet during the fiscal year ended August 31, 2004 because the Committee was then recently formed.

Security and Other Interests. The following table sets forth the dollar range of equity securities beneficially owned by each Trustee in each Fund and in all registered investment companies overseen by the Trustee within the family of investment companies, as of December 31, 2004.

Aggregate Dollar Range of
Equity Securities in All Registered
Investment Companies Overseen by
	Dollar Range of	Trustee within the Family of
Name of Director	Equity Securities in each Fund	Investment Companies

INDEPENDENT TRUSTEES

Richard K. Lyons	▪ Matthews Pacific Tiger Fund $10,001-$50,000	Above $100,000
▪ Matthews Asian Growth and Income Fund Above $100,000

Robert K. Connolly	▪ Matthews Asian Growth and Income Fund $10,001-$50,000	$10,001-$50,000
▪ Matthews China Fund $1-$10,000

Matthews Asian Funds

Aggregate Dollar Range of
Equity Securities in All Registered
Investment Companies Overseen by
	Dollar Range of	Trustee within the Family of
Name of Director	Equity Securities in each Fund	Investment Companies

▪ Matthews Asia Pacific Fund $1-$10,000
Toshi Shibano	▪ Matthews China Fund $10,001-$50,000	$10,001-$50,000

INTERESTED TRUSTEES

David Fitz William-Lay	None	None

As of December 31, 2004, none of the Independent Trustees or their respective immediate family members (spouse or dependent children) owned beneficially or of record an interest in the Advisor or the Funds’ distributor, or in any person directly or indirectly controlling, controlled by, or under common control with the Advisor or the Funds’ distributor.

Shareholders’ Voting Powers

On any matter submitted to a vote of shareholders, all shares shall be voted separately by the individual Fund, except that the shares shall be voted in the aggregate and not by individual Fund when (i) required by the 1940 Act; or (ii) the Board of Trustees has determined that the matters affect the interests of more than one Fund (e.g., the election of a new member to the Board of Trustees of the Trust). Each whole share is entitled to one vote as to any matter on which it is entitled to vote, and each fractional share is entitled to a proportionate fractional vote.

Approval of Investment Advisory Agreement

The Trust has retained Matthews International Capital Management, LLC (the “Advisor”) to manage its assets. The Advisor has been retained by each of the Funds pursuant to an investment advisory agreement (the “Advisory Agreement”) which has been approved by the Board of Trustees of the Trust, including the Independent Trustees. The Advisory Agreement has an initial term of two years and continues in effect from year to year provided such continuance is specifically approved at least annually by the vote of the holders of at least a majority of the outstanding shares of the respective Fund, or by the Board of Trustees, and in either event, by a majority of the Independent Trustees of the Trust casting votes in person at a meeting called for such purpose.

In approving the continuation of the Advisory Agreement at a meeting held on August 13, 2004, the Board of Trustees of the Trust (including the Independent Trustees) primarily considered, among other things, the following matters: information regarding the Advisor including information relating to the Advisor’s personnel; the nature and quality of the services provided and to be provided by the Advisor under the Advisory Agreement; the fees paid to and expenses borne by the Advisor; each Fund’s respective expense limitations, fee waivers, and performance relative to each Fund’s benchmark; comparable fee and expense information respecting other similar unaffiliated mutual funds; the level of profits that could be expected to accrue to the Advisor from the fees payable under such Advisory Agreement; and the Funds’ brokerage, related commissions, and the use of soft dollars by the Advisor; the Advisor’s commitment to ethical principles and internal compliance matters; the Advisor’s efforts to deter activities (such as market timing) that might be harmful to long term shareholder interests; and the Advisor’s other investment management activities and whether those activities created possible conflicts of interest. The Board of Trustees also considered the proposed total expenses of each Fund in comparison to other funds and whether there have been economies of scale in respect of the management of the Funds, whether the Funds have appropriately benefited from economies of scale, and whether there is potential for realization of any further economies of scale. After reviewing all the information that they deemed necessary, the Board of Trustees of the Trust (including a majority of the Independent Trustees) concluded that the approval and continuation

Matthews Asian Funds

of the Advisory Agreement was in the best interests of each Fund and its shareholders. The Advisory Agreement may be terminated by the Trustees on behalf of the Trust or the Advisor on 60 days’ written notice without penalty. The Advisory Agreement will also terminate automatically in the event of their assignment, as defined in the 1940 Act.

Additional information regarding the Advisory Agreement may be found in the section entitled “Investment Advisory and Other Service Providers.”

Compensation

The fees and expenses of the Independent Trustees are allocated among the seven series of the Trust paid by the Funds. The following table shows the fees paid during the four-month period ended December 31, 2004 and the fiscal year ended August 31, 2004 to the Independent Trustees for their service to the Funds and the total compensation paid to the Trustees by the Fund Complex.

Fiscal Period of 09-01-04 to 12-31-04*
				Total
				Compensation
	Aggregate	Pension or Retirement	Estimated	From
	Compensation	Benefits Accrued as	Annual Benefits	Fund Complex
Independent Trustee	from the Trust	Part of Fund Expenses	Upon Retirement	Paid to Trustees
Richard K. Lyons	$5,000	None	None	$5,000
Robert K. Connolly	$5,000	None	None	$5,000
Toshi Shibano	$5,000	None	None	$5,000

*	The Funds changed their fiscal year-end from August 31 to December 31, effective December 31, 2004.

FYE 08-31-04
				Total
		Pension or		Compensation
	Aggregate	Retirement Benefits	Estimated	From
	Compensation from	Accrued as Part of	Annual Benefits	Fund Complex
Independent Trustee	the Trust	Fund Expenses	Upon Retirement	Paid to Trustees
Richard K. Lyons	$20,000	None	None	$20,000
Robert K. Connolly	$20,000	None	None	$20,000
Toshi Shibano[1]	$15,000	None	None	$15,000

1 Mr. Shibano was appointed as an Independent Trustee of the Trust on December 31, 2003.

No officer or employee of the Advisor receives any compensation from the Funds for acting as a Trustee of the Trust. The officers of the Trust receive no compensation directly from the Funds for performing the duties of their offices. Note that neither the Trustees nor the officers of the Trust receive any pension or retirement benefits from the Funds.

Matthews Asian Funds

Code of Ethics

The Trust and the Advisor have adopted a Code of Ethics pursuant to Section 17(j) of the 1940 Act and Rule 17j-1 thereunder and Rule 204A-1 under the Advisers Act. Currently, the Code of Ethics prohibits personnel subject to the Code of Ethics from buying or selling securities for their own individual accounts if such securities at the time of such purchase or sale (i) are being considered for purchase or sale by the Trust or (ii) are then being purchased or sold by the Trust. Notwithstanding these prohibitions, there are limited circumstances in which personnel subject to the Code of Ethics may buy or sell securities for their own account (e.g., purchases which are part of an automatic dividend reinvestment plan). The Funds’ principal underwriter has also adopted a Code of Ethics pursuant to Rule 17j-1.

Proxy Voting Policies and Procedures

The Board of Trustees of the Funds has delegated to the Advisor the authority to vote proxies of companies held in each Fund’s portfolio. The Advisor intends to apply its pre-determined proxy voting guidelines when voting proxies on behalf of each Fund.

The Advisor recognizes that an investment advisor is a fiduciary that owes its clients, including the Funds, a duty of utmost good faith and full and fair disclosure of all material facts. An investment advisor’s duty of loyalty requires an adviser to vote proxies in a manner consistent with the best interest of its clients and precludes the adviser from subrogating the clients’ interests to its own. In addition, an investment adviser voting proxies on behalf of a fund must do so in a manner consistent with the best interests of the fund and its shareholders.

The Advisor seeks to avoid material conflicts of interest by voting in accordance with its pre-determined written proxy voting guidelines (the “Voting Guidelines”) in an objective and consistent manner across client accounts, based on internal and external research provided by a third party vendor, and without consideration of any client relationship factors. Further, the Advisor may engage a third party as an independent fiduciary, as necessary, to vote all proxies of the Funds, and may engage an independent fiduciary to vote proxies of other issuers at its discretion.

All proxies received by the Funds are reviewed, categorized and analyzed in accordance with the Voting Guidelines. The guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in the Advisor’s policies on specific issues. Items that can be categorized under the Voting Guidelines are voted in accordance with any applicable guidelines.

Proposals that cannot be categorized under the Voting Guidelines and raise a material conflict of interest between the Advisor and the Funds are referred to the Funds’ Board of Trustees. Specifically, the Advisor will disclose the conflict to the Board and obtain its consent to the proposed vote in question prior to voting the securities. The disclosure to the Board will include sufficient detail regarding the matter to be voted on and the nature of the Advisor’s conflict so that the Board would be able to make an informed decision regarding the vote. When the Board does not respond to such a conflict disclosure request or denies the request, the Advisor will refrain from voting the securities held by a Fund.

With regard to voting proxies of foreign companies, the Advisor weighs the cost of voting and potential inability to sell the securities (which may occur during the voting process) against the benefit of voting the proxies to determine whether or not to vote. With respect to securities lending

Matthews Asian Funds

transactions, the Advisor seeks to balance the economic benefits of continuing to participate in an open securities lending transaction against the inability to vote proxies.

When evaluating proposals, the Advisor recognizes that the management of a publicly-held company may need protection from the market’s frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services. In addition, the Advisor generally supports proposals designed to provide management with short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors to the extent such proposals are discrete and not bundled with other proposals. The Advisor believes that a shareholder’s role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its management and voting on matters which properly come to a shareholder vote. However, the Advisor generally opposes proposals designed to insulate an issuer’s management unnecessarily from the wishes of a majority of shareholders. Accordingly, the Advisor generally votes in accordance with management on issues that the Advisor believes neither unduly limit the rights and privileges of shareholders nor adversely affect the value of the investment.

Although each proxy issue will be considered individually, the Advisor generally takes the following positions pursuant to the Voting Guidelines. The Advisor generally opposes anti-takeover provisions and proposals that would result in Board entrenchment. The Advisor generally approves: (1) routine matters, including the ratification of auditors and the time and place of meetings; (2) the election of directors recommended by management, provided the Board is not entrenched; (3) limitations on charitable contributions or fees paid to lawyers; (4) confidential voting; (5) limiting directors’ liability; (6) employee stock purchase plans; and (7) establishing pension plans. The Advisor will consider the following issues on a case-by-case basis: stock compensation to directors; elimination of directors’ mandatory retirement policy; option and stock grants to management and directors; and permitting indemnification of directors and/or officers.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004 is available (1) without charge, by visiting www.matthewsfunds.com or (2), by calling the Funds at (800) 789-ASIA [2742] and (3) on the SEC’s website at http://www.sec.gov.

Control Persons and Principal Holders of Securities

As of April 1, 2005 the Trustees and officers as a group owned less than 1% of the outstanding shares of any of the Funds.

The tables below show, as of April 1, 2005, the persons who owned of record or beneficially more than 5% of the outstanding voting shares of the Funds. Any person owning more than 25% of the voting securities of a Fund may be deemed to have effective voting control over the operation of that Fund, which would diminish the voting rights of other shareholders.

Matthews Asian Funds

Account Holders Name, Address and Percentage of Shares

Matthews Pacific Tiger Fund:

Charles Schwab & Co. Inc.	44.76%
FBO Special Custody Acct for Exclusive Benefit of Customers
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4122

National Financial Services Corp	15.74%
FBO Exclusive Benefit of our customers
Attn: Mutual Funds, 5th Floor
200 Liberty St.
New York, NY 10281-1003

Northern Trust Company	5.17%
Liberty Mutual Employees Thrift
Incentive Plan
PO Box 92994
Chicago, IL 60675

Matthews Asian Growth and Income Fund:

Charles Schwab & Co. Inc.	46.06%
FBO Special Custody Acct for Exclusive Benefit of Customers
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4122

National Financial Services Corp	18.30%
FBO Exclusive Benefit of our customers
Attn: Mutual Funds, 5th Floor
200 Liberty St.
New York, NY 10281-1003

National Investor Services	5.49%
55 Water Street, 32nd Floor
New York, NY 10041

Matthews Asian Funds

Matthews Korea Fund:

Charles Schwab & Co. Inc.	30.72%
FBO Special Custody Acct for Exclusive Benefit of Customers
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4122

National Financial Services Corp	24.70%
FBO Exclusive Benefit of our customers
Attn: Mutual Funds, 5th Floor
200 Liberty St.
New York, NY 10281-1003

National Investor Services	6.25%
55 Water Street, 32nd Floor
New York, NY 10041

Matthews China Fund:

Charles Schwab & Co. Inc.	33.55%
FBO Special Custody Acct for Exclusive Benefit of Customers
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4122

National Financial Services Corp	23.32%
FBO Exclusive Benefit of our customers
Attn: Mutual Funds, 5th Floor
200 Liberty St.
New York, NY 10281-1003

Matthews Japan Fund:

Charles Schwab & Co. Inc.	37.19%
FBO Special Custody Acct for Exclusive Benefit of Customers
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4122

Matthews Asian Funds

Merrill Lynch Pierce Penner & Smith	11.13%
FBO Its Customers
Attn: Service Team
4800 Deer Lake Drive East, 3rd Floor
Jacksonville, FL 32246

National Financial Services Corp	9.08%
FBO Exclusive Benefit of our customers
C/O Sal Vella
Attn: Mutual Funds, 5th Floor
200 Liberty St.
New York, NY 10281-1003

Matthews Asian Technology Fund	37.09%
Charles Schwab & Co. Inc.
FBO Special Custody Acct for Exclusive Benefit of Customers
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4122

National Financial Services Corp	24.28%
FBO Exclusive Benefit of our Customers
Attn: Mutual Funds, 5th Floor
200 Liberty St.
New York, NY 10281-1003

National Investor Services	5.78%
55 Water Street, 32nd Floor
New York, NY 10041

Matthews Asia Pacific Fund

Charles Schwab & Co. Inc.
FBO Special Custody Acct for Exclusive Benefit of Customers	28.91%
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4122

National Financial Services Corp	18.56%
FBO Exclusive Benefit of our customers
Attn: Mutual Funds, 5th Floor
200 Liberty St.
New York, NY 10281-1003

Matthews Asian Funds

National Investor Services	9.18%
55 Water Street, 32nd Floor
New York, NY 10041

Merrill Lynch Pierce Fenner & Smith	7.03%
FBO Its Customers
Attn: Service Team
4800 Deer Lake Drive East, 3rd Floor
Jacksonville, FL 32246

Investment Advisory and Other Service Providers

The Investment Advisor

Currently the Trust employs only one investment advisor, Matthews International Capital Management, LLC. City National Corporation has an ownership interest of 10%-25% in the Advisor. The Hambrecht 1980 Revocable Trust (“Hambrecht”), a family trust, has an ownership interest of more than 25% in the Advisor. David FitzWilliam-Lay is an affiliated person to the Trust in that he is a Trustee of the Trust, and he is considered an affiliated person to the Advisor in that he had a previous ownership interest in the Advisor that he subsequently transferred to members of his immediate family. However, by classifying himself as “affiliated” Mr. FitzWilliam-Lay is not asserting that he has any direct or indirect beneficial interest in the transferred ownership interest of the Advisor.

The Advisor performs its duties and is paid pursuant to its Advisory Agreement with the Funds. Some of the terms of the Advisory Agreement are set by the 1940 Act, such as that after an initial two-year term, it is reviewed each year by the Board of Trustees and the Board may terminate it without penalty on 60 days’ notice.

The advisory services provided by the Advisor and the fees received by it for such services are described in the Prospectus. As stated in the Prospectus, the Advisor may from time to time voluntarily waive its advisory fees with respect to any Fund.

Under the Advisory Agreement, the Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by the Trust or a Fund in connection with the performance of the Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The terms of the Advisory Agreement provide that it will continue from year to year provided that it is approved at least annually by the vote of the holders of at least a majority of the outstanding shares of the respective Fund, or by the Board of Trustees. The Advisory Agreement may be terminated with respect to a Fund by vote of the Board of Trustees or by the holders of a majority of the outstanding voting securities of the Fund, at any time without penalty, on 60 days’ written notice to the Advisor. The Advisor may also terminate its advisory relationship with respect to a Fund on 60 days’ written notice to the Trust. The Advisory Agreement can only be assigned with prior shareholder approval. In the event that the Advisory Agreement is assigned without shareholder approval, the Advisory Agreement automatically terminates.

Matthews Asian Funds

Under the Investment Advisory Agreement, each Fund pays the following expenses:

1. the fees and expenses of the Trust’s Independent Trustees;

2. the salaries and expenses of any of the Trust’s officers or employees who are not affiliated with the Advisor;

3. interest expenses;

4. taxes and governmental fees;

5. brokerage commissions and other expenses incurred in acquiring or disposing of portfolio securities;

6. the expenses of registering and qualifying shares for sale with the SEC and with various state securities commissions;

7. accounting and legal costs;

8. insurance premiums;

9. fees and expenses of the Trust’s custodian, administrator and transfer agent and any related services;

10. expenses of obtaining quotations of the Funds’ portfolio securities and of pricing the Funds’ shares;

11. expenses of maintaining the Trust’s legal existence and of shareholders’ meetings;

12. expenses of preparation and distribution to existing shareholders of reports, proxies and prospectuses; and

13. fees and expenses of membership in industry organizations.

14. Expenses related to the development and maintenance of the Trust’s Compliance Program as required by the 1940 Act.

The ratio of each Fund’s expenses to its relative net assets can be expected to be higher than the expense ratios of funds investing solely in domestic securities, since the cost of maintaining the custody of foreign securities and the rate of investment management fees paid by each Fund generally are higher than the comparable expenses of such other funds.

General expenses of the Trust such as costs of maintaining corporate existence, legal fees, insurance, etc., and expenses shared by the Funds will be allocated among the Funds on a basis deemed fair and equitable, which may be based on the relative net assets of the Funds or the nature of the services performed and relative applicability to each Fund. Expenses which relate exclusively to a particular Fund, such as certain registration fees, brokerage commissions and other portfolio expenses, will be borne directly by that Fund.

Matthews Asian Funds

The Matthews Asian Funds complex pays the Advisor an annual fee as a percentage of total net assets for advisory services. Under the Advisory Agreement, the Funds pay the Advisor 0.75% of assets in the Matthews Asian Funds family from $0 to $2 billion, 0.70% on assets in Matthews Asian Funds family between $2 billion and $5 billion, and 0.65% on assets in the Matthews Asian Funds family over $5 billion. Additionally, the Advisor has voluntarily agreed to waive its fees by 0.02% of assets in the Matthews Asian Funds family between $3 billion and $4 billion. The voluntary waivers are rounded to the nearest hundredth of one percent. The voluntary waiver increases to 0.03% of assets in the Matthews Asian Funds family between $4 billion and $5 billion. During the fiscal period of September 1, 2004 to December 31, 2004 and the prior fiscal years ended August 31, 2002, 2003 and 2004 the aggregate advisory fees earned by the Advisor, before voluntary waivers, totaled $6,462,960, $4,353,546, $6,452,630, and $21,186,939 respectively. The Advisor may also voluntarily waive a portion of management fees, and thereby reduce expenses of the funds, from time to time. Such waivers are not required under the investment advisory agreement and may be discontinued without notice.

Under a written agreement between the Funds and the Advisor, the Advisor agrees to reimburse money to a Fund if its expense ratio exceeds a certain percentage level. For Matthews Korea Fund, Matthews China Fund, Matthews Japan Fund and Matthews Asian Technology Fund, this level is 2.00%. For Matthews Pacific Tiger Fund, Matthews Asian Growth and Income Fund and Matthews Asia Pacific Fund, the level is 1.90%. In turn, if a Fund’s expenses fall below the level noted within three years after the Advisor has made such a reimbursement, the Fund may reimburse the Advisor up to an amount not to exceed its expense limitation. This agreement will continue through at least August 31, 2005.

	Fiscal Period of 09-01-04 to 12-31-04*
		Advisor Fee Waivers and
	Gross Advisory	Expenses Waived,
Matthews Fund	Fees Earned	Reimbursed or Recaptured	Net Advisory Fees
Pacific Tiger Fund	$1,719,850	$0	$1,719,850
Asian Growth and Income Fund	$2,742,251	$0	$2,742,251
Korea Fund	$292,383	$0	$292,383
China Fund	$924,168	$0	$924,168
Japan Fund	$475,443	$0	$475,443
Asian Technology Fund	$88,661	$0	$88,661
Asia Pacific Fund	$220,204	$0	$220,204

*	The Funds changed their fiscal year-end from August 31 to December 31 effective December 31, 2004.

	FYE 08-31-04
		Advisor Fee Waivers and
	Gross Advisory	Expenses Waived,
Matthews Fund	Fees Earned	Reimbursed or Recaptured	Net Advisory Fees
Pacific Tiger Fund	$5,143,536	($67,924)	$5,075,612
Asian Growth and Income Fund	$9,079,372	($111,382)	$8,967,990
Korea Fund	$2,001,270	($22,659)	$1,978,611
China Fund	$3,208,027	($44,176)	$3,163,851
Japan Fund	$1,020,695	($10,801)	$1,009,894
Asian Technology Fund	$340,330	$95,490	$435,820
Asia Pacific Fund	$393,709	($6,346)	$387,363

Matthews Asian Funds

	FYE 08-31-03
		Advisor Fee Waivers and
	Gross Advisory	Expenses Waived,
Matthews Fund	Fees Earned	Reimbursed or Recaptured	Net Advisory Fees
Pacific Tiger Fund	$1,228,434	—	$1,228,434
Asian Growth and Income Fund	$2,621,177	—	$2,621,177
Korea Fund	$1,926,780	—	$1,926,780
China Fund	$514,561	$6,379	$520,940
Japan Fund	$89,871	$7,306	$97,177
Asian Technology Fund	$71,807	($7,313)	$64,494
Asia Pacific Fund	*	*	*

*	The Matthews Asia Pacific Fund commenced operations on October 31, 2003.

	FYE 08-31-02
		Advisor Fee Waivers
		and Expenses Waived,
	Gross Advisory	Reimbursed or
Matthews Fund	Fees Earned	RecapturedNet	Advisory Fees
Pacific Tiger Fund	$1,002,556	$85,156	$1,087,712
Asian Growth and Income Fund	$630,055	$17,499	$647,554
Korea Fund	$2,221,793	—	$2,221,793
China Fund	$291,484	$8,342	$299,826
Japan Fund	$96,012	$8,426	$104,438
Asian Technology Fund	$111,646	($767)	$110,879
Asia Pacific Fund	*	*	*

*	The Matthews Asia Pacific Fund commenced operations on October 31, 2003.

Portfolio Managers

The following table shows information regarding other accounts managed by each Matthews Asian Funds’ Portfolio Manager as of December 31, 2004, except as otherwise indicated in the footnotes to the table.

				Number of	Total Assets in
				Accounts Where	Accounts Where
				Advisory Fee is	Advisory Fee is
				Based on	Based on
Name of	Account	Number of	Total Assets in	Account	Account
Portfolio Manager	Category	Accounts	Accounts	Performance	Performance
G. Paul Matthews[1] Lead Portfolio Manager of the Matthews Asian Growth and Income Fund; Co-Portfolio Manager of the Matthews Pacific Tiger, Korea, China and Asia Pacific Funds.	Registered Investment Companies	0	0	0	0

Matthews Asian Funds

				Number of	Total Assets in
				Accounts Where	Accounts Where
				Advisory Fee is	Advisory Fee is
				Based on	Based on
Name of	Account	Number of	Total Assets in	Account	Account
Portfolio Manager	Category	Accounts	Accounts	Performance	Performance
	Other Pooled Investment Vehicles	4	$239,560,977	0	0

	Other Accounts	1	$2,550,905	0	0
Mark W. Headley[2] Lead Portfolio Manager of the Matthews Pacific Tiger, Japan and Asia Pacific Funds; Co- Portfolio Manager of the Matthews Korea, China and Asian Technology Funds.	Registered Investment Companies	0	0	0	0

	Other Pooled Investment Vehicles	2	$12,893,104	0	0

	Other Accounts	1	$2,550,905	0	0
Richard H. Gao[3] Lead Portfolio Manager of the Matthews China Fund; Co-Portfolio Manager of the Matthews Asia Pacific Fund.	Registered Investment Companies	0	0	0	0

	Other Pooled Investment Vehicles

	Other Accounts	0	0	0	0

Matthews Asian Funds

				Number of	Total Assets in
				Accounts Where	Accounts Where
				Advisory Fee is	Advisory Fee is
				Based on	Based on
Name of	Account	Number of	Total Assets in	Account	Account
Portfolio Manager	Category	Accounts	Accounts	Performance	Performance
Patricia Higase, CFA[4] Co-Portfolio Manager of the Matthews Japan, Asian Technology and Asia Pacific Funds.	Registered Investment Companies	0	0	0	0

	Other Pooled Investment Vehicles	1	$5,456,957	0	0

	Other Accounts	0	0	0	0

Andrew T. Foster[5] Co-Portfolio Manager of the Matthews Asian Growth and Income, Asian Technology and Asia Pacific Funds.	Registered Investment Companies	0	0	0	0

	Other Pooled Investment Vehicles	1	$25,527,589	0	0

	Other Accounts	0	0	0	0

1	Mr. Matthews was named Lead Portfolio Manager of Matthews Asian Growth and Income Fund in January 2005.

2	Mr. Headley was named Lead Portfolio Manager of Matthews Pacific Tiger, Japan and Asia Pacific Funds in January 2005.

3	Mr. Gao was named Lead Portfolio Manager of Matthews China Fund in January 2005.

4	Ms. Higase was named Co-Portfolio Portfolio Manager of Matthews Japan, Asian Technology and Asia Pacific Funds in January 2005.

5	Mr. Foster was named Co-Portfolio Manager of Matthews Asian Growth and Income, Asian Technology and Asia Pacific Funds in January 2005.

Portfolio Manager compensation generally consists of a base salary, bonus, and equity-based compensation. Each Portfolio Manager’s base salary is determined annually by level of responsibility and tenure at the Advisor. Mr. Matthews and Mr. Headley receive a bonus that is based on a percentage of the Advisor’s total assets under management in excess of certain levels. Mr. Gao, Ms. Higase and Mr. Foster also receive a discretionary bonus based on two components — (1) the pre-tax investment performance of the Fund(s) and account(s) that each such Portfolio Manager manages relative to a defined peer group and relative to a benchmark index assigned to each Fund, as described in the Prospectus, or account calculated over the Portfolio Manager’s tenure over multiple measurement periods that eventually encompass periods of up to five years; and (2) the respective overall contribution of each such Portfolio Manager to the business, operations and management of the Advisor. Each Portfolio Manager owns interests in the Advisor entitling him or her to a portion of the Advisor’s profits or losses. Each Portfolio Manager also receives equity-based compensation through distributions of a portion of the Advisor’s revenues based on such Portfolio Manager’s respective equity ownership in the Advisor.

A Portfolio Manager’s compensation arrangement may give rise to potential conflicts of interest. A Portfolio Manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management; each receives equity-based compensation; and the bonuses of certain Portfolio Managers relate to increases in asset levels under the Advisor’s management. The

Matthews Asian Funds

management of multiple Funds and accounts may give rise to potential conflicts of interest if the Funds and accounts have different objectives, benchmarks, time horizons, and fees as a Portfolio Manager must allocate his or her time and investment ideas across multiple Funds and accounts. A Portfolio Manager may execute transactions for a Fund or account that may adversely impact the value of securities held by another Fund. Securities selected for Funds or accounts may outperform the securities selected for another Fund. The Funds and the Advisor have adopted a trade management policy which they believe is reasonably designed to address potential conflicts of interest that may arise in managing multiple accounts. In addition, the management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Trust’s Code of Ethics will adequately address such conflicts.

The following table sets forth the dollar range of equity securities beneficially owned by each Portfolio Manager in each Fund and in all registered investment companies overseen by the Portfolio Manager within the family of investment companies, as of December 31, 2004, except as otherwise indicated in the footnote to the table.

Name of	Dollar Range of
Portfolio Manager	Equity Securities in each Fund

G. Paul Matthews	▪ Matthews Pacific Tiger Fund ($50,001-$100,000)
▪ Matthews Asian Growth and Income Fund ($50,001-$100,000)
▪ Matthews Korea Fund ($10,001-$50,000)
▪ Matthews China Fund ($10,001-$50,000)
▪ Matthews Japan Fund ($10,001-$50,000)
▪ Matthews Asian Technology Fund ($10,001-$50,000)
▪ Matthews Asia Pacific Fund ($10,001-$50,000)

Mark W. Headley	▪ Matthews Pacific Tiger Fund ($50,001-$100,000)
▪ Matthews Asian Growth and Income Fund ($1-$10,000)
▪ Matthews Korea Fund ($10,001-$50,000)
▪ Matthews China Fund ($10,001-$50,000)
▪ Matthews Japan Fund ($10,001-$50,000)
▪ Matthews Asian Technology Fund ($10,001-$50,000)
▪ Matthews Asia Pacific Fund ($50,001-$100,000)

Richard H. Gao	▪ Matthews Pacific Tiger Fund ($10,001-$50,000)
▪ Matthews Korea Fund ($1-$10,000)
▪ Matthews China Fund ($10,001-$50,000)
▪ Matthews Japan Fund ($1-$10,000)
▪ Matthews Asia Pacific Fund ($10,001-$50,000)

Patricia Higase[1]	▪ Matthews Japan Fund ($1-$10,000)

Andrew T. Foster[1]	▪ Matthews Pacific Tiger Fund ($10,001-$50,000)
▪ Matthews Asian Growth and Income Fund ($1-$10,000)
▪ Matthews Korea Fund ($10,001-$50,000)
▪ Matthews China Fund ($1-$10,000)
▪ Matthews Japan Fund ($10,001-$50,000)
▪ Matthews Asian Technology Fund ($1-$10,000)

1 As of January 2005 when appointed as Co-Portfolio Manager.

Matthews Asian Funds

Principal Underwriter

The Trust entered into an Underwriting Agreement dated December 31, 2000 (the “Underwriting Agreement”) with PFPC Distributors, Inc., which is currently located at 760 Moore Road, King of Prussia, PA 19406 (“PFPC Distributors” or the “Underwriter”). PFPC Distributors acts as an underwriter of the Funds’ shares for the purpose of facilitating the registration of shares of the Funds under state securities laws and assists in the continuous offering of shares pursuant to the Underwriting Agreement approved by the Board of Trustees. PFPC Distributors does not charge for these services and does not receive directly or indirectly any compensation or other payments from the Funds.

In this regard, PFPC Distributors has agreed at its own expense to qualify as a broker-dealer under all applicable federal or state laws in those states which the Trust shall from time to time identify to PFPC Distributors as states in which it wishes to offer its shares for sale, in order that state registrations may be maintained for the Funds. PFPC Distributors is a broker-dealer registered with the SEC and a member in good standing of the National Association of Securities Dealers, Inc.

Service Agreements

PFPC Inc. is currently located at 760 Moore Road, King of Prussia, PA 19406 (“PFPC” or the “Administrator”). PFPC provides certain administrative services to the Trust pursuant to an Investment Company Services Agreement (the “Investment Company Services Agreement”).

Under the Investment Company Services Agreement, PFPC: (1) coordinates with the custodian and transfer agent and monitors the services they provide to the Funds; (2) coordinates with and monitors any other third parties furnishing services to the Funds; (3) provides the Funds with necessary office space, telephones and other communications facilities and personnel competent to perform administrative and clerical functions; (4) supervises the maintenance by third parties of such books and records of the Funds as may be required by applicable federal or state law; (5) prepares or supervises the preparation by third parties of all federal, state and local tax returns and reports of the Funds required by applicable law; (6) prepares and files and arranges for the distribution of proxy materials and periodic reports to shareholders of the Funds as required by applicable law; (7) prepares and arranges for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required by applicable law; (8) reviews and submits to the officers of the Trust for their approval invoices or other requests for payment of the Funds’ expenses and instructs the custodian to issue checks in payment thereof; and (9) takes such other action with respect to the Trust or the Funds as may be necessary in the opinion of the Administrator to perform its duties under the agreement.

During the fiscal period of September 1, 2004 to December 31, 2004 and the prior fiscal years ended August 31, 2002, 2003, and 2004, the aggregate fees paid to the Administrator by the Funds totaled $328,324, $731,732, $902,719, and $1,552,920 respectively and are broken down as follows:

Matthews Asian Funds

				Fees Paid
				to Administrator
	Fees Paid to	Fees Paid	Fees Paid	During
	Administrator	to Administrator	to Administrator	Fiscal Period of
	During	During	During	09-01-04 to
Matthews Fund	FYE 08-31-02	FYE 08-31-03	FYE 08-31-04	12-31-04[1]

Pacific Tiger Fund	$168,544	$172,777	$372,635	$87,380

Asian Growth and Income Fund	$107,375	$360,349	$670,926	$139,308

Korea Fund	$372,633	$276,040	$160,989	$14,852

China Fund	$49,666	$71,071	$233,293	$46,944

Japan Fund	$15,216	$12,503	$65,785	$24,149

Asian Technology Fund	$18,298	$9,979	$25,085	$4,504

Asia Pacific Fund	*	*	$24,207	$11,187

1 The Funds changed their fiscal year-end from August 31 to December 31, effective December 31, 2004.

* The Matthews Asia Pacific Fund commenced operations on October 31, 2003.

Rule 12b-1 Plan (Distribution Plan)

The 12b-1 Plan (the “Plan”) authorizes the use of the Funds’ assets to compensate parties which provide distribution assistance or shareholder services, including, but not limited to, printing and distributing prospectuses to persons other than shareholders, printing and distributing advertising and sales literature and reports to shareholders used in connection with selling shares of the Funds, and furnishing personnel and communications equipment to service shareholder accounts and prospective shareholder inquiries. The Plan currently is not active but will be reviewed by the Board annually in the event that it determines it is necessary to utilize the Plan.

Administration and Shareholder Services Agreement

The Trust entered into a Shareholder Services Agreement with Matthews International Capital Management, LLC, the investment advisor to the Funds, on April 17, 1998. A new Administration and Shareholder Services Agreement (the “Services Agreement”) dated August 31, 2004 was approved by the Board of Trustees at a meeting on August 13, 2004. The Advisor (or its affiliate) serves as the service provider under the Services Agreement and, as such, receives any fees paid by the Funds pursuant to the Services Agreement.

Under the Services Agreement, each Fund will pay a continuing administration and shareholder servicing fee to the Advisor or other service providers, as a percentage of the average daily net assets of each Fund, computed and prorated on a daily basis. Under the Services Agreement, the Fund complex pays an annual fee of 0.25% of the average daily net assets in the Matthews Asian Funds family between $0 and $2 billion, 0.20% on assets in the Matthews Asian Fund family between $2 billion and $5 billion, and 0.15% on assets in the Matthews Asian Fund family in excess of $5 billion. Additionally, the Advisor has voluntarily agreed to waive its fees by 0.02% of assets in the Matthews Asian Funds family between $3 billion and $4 billion. The voluntary waiver increases to 0.03% of assets in the Matthews Asian Funds family between $4 billion and $5 billion. The voluntary waivers are rounded to the nearest hundredth of one percent. Such amounts are compensation for providing certain administrative and shareholder services to current shareholders of the Funds, including: overseeing the Funds’ transfer agent, accounting agent, custodian and administrator; overseeing each Fund’s compliance with its legal, regulatory and ethical policies and procedures; assisting with the preparation of agendas and other materials drafted by the Funds’ third-party administrator for the Trust’s Board meetings; responding to shareholder communications; coordinating shareholder

Matthews Asian Funds

mailings, which includes transmitting proxy statements, annual reports, prospectuses, and other correspondence from the Funds to shareholders; providing regular communications and investor education materials to shareholders, which may include communications via electronic means, such as electronic mail; providing certain shareholder services not handled by the Funds’ transfer agent; communicating with investment advisers whose clients own or hold shares of the Funds; and providing such other information and assistance to shareholders as may be reasonably requested by such shareholders. Fees charged and waived under the shareholder servicing fee arrangement during the four-month period ended December 31, 2004, and the fiscal year ended August 31, 2004 were as follows:

	Fiscal Period of 09-01-04 to 12-31-04*

		Administration
	Administration	and Shareholder
	and Shareholder	Servicing Fees		Fee in Basis
Matthews Fund	Servicing Fees	Reimbursed	Total	Points

Pacific Tiger Fund	$554,787	($84,923)	$469,864	0.20%

Asian Growth and Income Fund	$884,810	($160,992)	$723,818	0.19%

Korea Fund	$94,358	($71,157)	$23,201	0.06%

China Fund	$298,248	($46,134)	$252,114	0.20%

Japan Fund	$153,463	($13,135)	$140,328	0.22%

Asian Technology Fund	$28,612	($5,372)	$23,240	0.19%

Asia Pacific Fund	$71,031	($4,198)	$66,833	0.22%

*  The Funds changed their fiscal year-end from August 31 to December 31, effective December 31, 2004.

	FYE 08-31-04

	Shareholder	Fee in Basis
Matthews Fund	Servicing Fees	Points

Pacific Tiger Fund	$297,638	0.06%

Asian Growth and Income Fund	$520,383	0.06%

Korea Fund	$114,766	0.06%

China Fund	$184,606	0.06%

Japan Fund	$61,055	0.06%

Asian Technology Fund	$19,715	0.06%

Asia Pacific Fund	$23,822	0.06%

Transfer Agent

PFPC Inc. (“PFPC”) is currently located at 760 Moore Road, King of Prussia, PA 19406 and provides transfer agency and dividend disbursing agent services for the Funds. As part of these services, PFPC maintains records pertaining to the sale, redemption, and transfer of Fund shares and distributes each Fund’s cash distributions to shareholders.

Matthews Asian Funds

Custodian

The Bank of New York, One Wall Street, New York, New York 10286 is the custodian of the Trust’s assets pursuant to a custodian agreement. Under the custodian agreement, The Bank of New York (i) maintains a separate account or accounts in the name of each Fund, (ii) holds and transfers portfolio securities on account of each Fund, (iii) accepts receipts and makes disbursements of money on behalf of each Fund, (iv) collects and receives all income and other payments and distributions on account of each Fund’s securities, and (v) makes periodic reports to the Board of Trustees concerning each Fund’s operations.

Counsel to the Trust

Paul, Hastings, Janofsky & Walker LLP, 55 Second Street, 24th Floor, San Francisco, CA 94105 serves as counsel to the Trust.

Independent Registered Public Accounting Firm

Tait, Weller & Baker, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103 serves as the independent auditors of the Trust. The Independent Registered Public Accounting Firm provides audit services and assistance and consultation with respect to regulatory filings with the SEC. The books of each Fund will be audited at least once each year by Tait, Weller & Baker.

Brokerage Allocation and Other Practices

The Advisor is responsible for effecting portfolio transactions and will do so in a manner deemed fair and reasonable to the Funds. The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at the most favorable price.

In selecting and monitoring broker-dealers and negotiating commissions, the Advisor may consider a number of factors, including, for example, net price, reputation, financial strength and stability, efficiency of execution and error resolution, block trading and block positioning capabilities, willingness to execute related or unrelated difficult transactions in the future, and other matters involved in the receipt of brokerage services generally.

The Advisor may also purchase from a broker or allow a broker to pay for certain research services, economic and market information, portfolio strategy advice, industry and company comments, technical data, recommendations, general reports, consultations, performance measurement data, on-line pricing and news services. Matthews Asian Funds does not engage in “directed brokerage,” or the compensation of a broker-dealer for promoting or selling the Funds’ shares by directing portfolio securities transactions to that broker or dealer.

The Advisor may pay a brokerage commission in excess of that which another broker-dealer might charge for effecting the same transaction in recognition of the value of these research services. In such a case, however, the Advisor will determine in good faith that such commission is reasonable in relation to the value of brokerage and research provided by such broker-dealer, viewed in terms of either the specific transaction or the Advisor’s overall responsibilities to the portfolios over which the Advisor exercises investment authority. Research services furnished by brokers through whom the Advisor intends to effect securities transactions may be used in servicing all of the Advisor’s accounts; not all of such services may be used by the Advisor in connection with accounts which paid

Matthews Asian Funds

commissions to the broker providing such services. In conducting all of its soft dollar relationships, the Advisor will seek to take advantage of the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934, as amended.

The Advisor will attempt to equitably allocate portfolio transactions among the Funds and other accounts whenever concurrent decisions are made to purchase or sell securities by the Funds and other accounts. In making such allocations between the Funds and others, the main factors to be considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for recommending investments to the Funds and the other accounts. In some cases, this procedure could have an adverse effect on the Funds. In the opinion of the Advisor, however, the results of such procedures will, on the whole, be in the best interests of each of the clients.

For the fiscal period of September 1, 2004 to December 31, 2004 and the prior fiscal years ended August 31, 2002, 2003 and 2004, the aggregate brokerage commissions paid by the Trust on behalf of the Funds amounted to $1,176,373, $2,140,750, $2,673,074, and $5,615,208 respectively. Commissions increased during the fiscal year ended August 31, 2004 due to an increase of investment transactions (security purchases and sales) throughout all of the Funds. The total brokerage commissions attributable to each Fund are set forth below.

				Brokerage
				Commissions
	Brokerage	Brokerage	Brokerage	Paid During
	Commissions Paid	Commissions Paid	Commissions Paid	Fiscal Period of
	During FYE	During FYE	During FYE	09-01, 2004 to
Matthews Fund	08-31-02	08-31-03	08-31-04	12-31-04[1]

Pacific Tiger Fund	$600,298	$573,829	$1,682,724	$484,147

Asian Growth and Income Fund	$366,305	$1,058,167	$1,643,576	$405,078

Korea Fund	$870,314	$622,621	$400,354	$61,887

China Fund	$152,710	$303,867	$1,147,258	$96,248

Japan Fund	$54,669	$51,730	$372,641	$58,428

Asian Technology Fund	$96,454	$62,860	$131,688	$15,014

Asia Pacific Fund	*	*	$236,967	$55,571

1 The Funds changed their fiscal year-end from August 31 to December 31, effective December 31, 2004.

* The Matthews Asia Pacific Fund was not in operation during the fiscal year.

For the fiscal period of September 1, 2004 to December 31, 2004 and the prior fiscal year ended August 31, 2004, the total brokerage commissions paid by the Funds to brokers and dealers in transactions identified for execution primarily on the basis of research and other services provided to the Funds are summarized below.

	FYE 08-31-04
Matthews Fund	Commissions	Transactions

Pacific Tiger Fund	$102,094	$26,094,950

Asian Growth and Income Fund	$132,213	$33,483,568

Korea Fund	$4,993	$1,981,301

China Fund	$32,805	$13,106,772

Japan Fund	$3,520	$2,278,095

Asian Technology Fund	$5,260	$1,496,072

Asia Pacific Fund	$1,563	$501,778

Matthews Asian Funds

	Fiscal Period of
	09-01-04 to 12-31-04*

Matthews Fund	Commissions	Transactions

Pacific Tiger Fund	$24,834	$36,410,609

Asian Growth and Income Fund	$3,067	$8,702,235

Korea Fund	$2,060	$803,059

China Fund	$2,225	$1,173,489

Japan Fund	$3,630	$2,387,759

Asian Technology Fund	$565	$175,689

Asia Pacific Fund	$2,697	$5,062,184

* The Funds changed their fiscal year-end from August 31 to December 31, effective December 31, 2004.

There were no brokerage transactions involving the Funds with any brokers that are affiliated with the Trust or the Advisor.

Shares of Beneficial Interest

Each Fund is authorized to issue an unlimited number of shares of beneficial interest, each with a $0.001 par value. Shares of each Fund represent equal proportionate interests in the assets of that Fund only, and have identical voting, dividend, redemption, liquidation and other rights. All shares issued are fully paid and non-assessable, and shareholders have no preemptive or other right to subscribe to any additional shares and no conversion rights.

Each whole share is entitled to one vote as to each matter on which it is entitled to vote, and each fractional share is entitled to a proportionate fractional vote. Shares are voted separately by individual Fund, except (i) when required by the 1940 Act, shares shall be voted in the aggregate, and (ii) when the Trustees have determined the matter affects the interests of more than one Fund, then the shareholders of all such Funds shall be entitled to vote thereon. The voting rights of shareholders can be changed only by a shareholder vote.

The Trust or a Fund class may be terminated upon the sale and conveyance of its assets to another trust, partnership, association or corporation, or to a separate series thereof, or upon the sale and conversion into money of its assets. The Trustees may terminate or sell all or a portion of the assets of the Trust or a Fund without prior shareholder approval. In the event of the dissolution or liquidation of the Trust, shareholders of each of its Funds are entitled to receive the underlying assets of such Fund available for distribution. In the event of the dissolution or liquidation of a Fund, shareholders of that Fund are entitled to receive the underlying assets of such Fund available for distribution.

The validity of shares of beneficial interest offered by this registration statement has been passed on by Paul, Hastings, Janofsky & Walker LLP, 55 Second Street, 24th Floor, San Francisco, CA 94105.

All accounts will be maintained in book entry form and no share certificates will be issued.

Matthews Asian Funds

Purchase, Redemption and Pricing of Shares

Purchase of Shares

The shares are offered to the public through the Underwriter or through investment professionals who may charge a fee for their services.

Determination of Net Asset Value

Generally, the net asset value (“NAV”) per share of a Fund will be determined as of the close of trading on each day the New York Stock Exchange (“NYSE”) is open for trading. The Funds do not determine NAV on days that the NYSE is closed and at other times described in the Prospectus. However, the Funds may, under extraordinary circumstances, calculate the NAVs of their respective shares on days in which the NYSE is closed for trading. The NYSE is closed on the day which the following holidays are observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday and when such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period.

Market values for equity securities are determined based on the last sale price on the principal exchange or over-the-counter market on which the security is traded. If a reliable last sale price is not available, market values for equity securities are determined using the mean between the last available bid and asked price. Securities are valued through valuations obtained from a commercial pricing service or at the most recent mean of the bid and asked prices provided by investment dealers in accordance with procedures established by the Board of Trustees.

Short-term fixed-income securities having a maturity of 60 days or less are valued at amortized cost, which the Board of Trustees believes represents fair value. When a security is valued at amortized cost, it is first valued at its purchase price. After it is purchased, it is valued by assuming a constant amortization to maturity of any discount or premium (because the Fund is highly likely to hold the security until it matures and then receive its face value), regardless of the way of changing interest rates could change the market value of the instrument.

Portfolio securities for Matthews Korea Fund and Matthews Japan Fund which are traded on the Korean and Japanese exchanges, respectively, are valued at the most recent sale price reported on the exchange. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. All other securities are valued at fair value as determined in good faith by the Board of Trustees including certain investments in Korean equity securities and Japanese equity securities that have met the limit for aggregate foreign ownership and for which premiums to the local stock exchange prices are offered by prospective foreign investors.

Generally portfolio securities subject to a “foreign share” premium are valued at the local share prices (i.e., without including any foreign share premium) because of the uncertainty of realizing the premium and the recent trend toward the reduction or disappearance of such foreign premiums.

Matthews Asian Funds

Trading in securities on Asian and Asia Pacific securities exchanges and over-the-counter markets is normally completed well before the close of the business day in New York. In addition, Far Eastern securities trading may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets and in various foreign markets on days which are not business days the NYSE is open and therefore the Funds’ respective NAVs are not calculated.

The calculation of the Funds’ NAVs may not take place contemporaneously with the determination of the prices of portfolio securities held by the Funds. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the NYSE will not be reflected in the Funds’ calculation of NAV unless the Board of Trustees deems that the particular event would materially affect the NAV in which case an adjustment will be made. Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of the NAV of the Funds’ shares into U.S. dollars at the prevailing market rates. The fair value of all other assets is added to the value of securities to arrive at the total assets.

The Advisor has a Pricing Committee, comprised of one Trustee of the Trust, as well as certain officers of the Trust and employees of the Advisor, which reviews and monitors the pricing policies adopted by the Board. The Pricing Committee is responsible for determining the fair value of each Fund’s securities as needed in accordance with the pricing policies and performs such other tasks as the Board deems necessary. The Pricing Committee meets on an ad hoc basis to discuss issues relating to the valuation of securities held by the Funds. Committee members are required to report actions taken at their meetings at the next scheduled Board meeting following the Pricing Committee’s meeting.

Redemption Fees

The Funds will assess a redemption fee of 2.00% of the total redemption proceeds if you sell or exchange your shares within 90 calendar days after purchasing them. The redemption fee is paid directly to the Funds and is designed to offset transaction costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that have been held the longest will be redeemed first. The redemption fee does not apply to redemptions of shares held in certain omnibus accounts and retirement plans that cannot currently implement the redemption fee. While these exceptions exist, the Funds are not accepting any new accounts from intermediaries that cannot implement the redemption fee. In addition, consistent with new regulations on redemption fees, the Funds are actively discussing a schedule for implementation of the fee with these intermediaries. The redemption fee does not apply to shares purchased through reinvested dividends or capital gains.

If you purchase shares through an intermediary, consult your intermediary to determine how the 90 calendar day holding period will be applied.

Please note that redemption fees also apply to exchanges of shares between Matthews Asian Funds. That is, for purposes of calculating the redemption fee, if you exchange your shares from one Matthews Asian Fund to another, the 2.00% redemption fee will be assessed and the 90 calendar day period begins anew. Occasionally, when accounts are transferred from one intermediary to another, shares may not be properly aged within the new account. If you believe you have been charged a redemption fee in error, please contact your financial intermediary.

Matthews Asian Funds

Redemption in Kind

At the organizational meeting of the Trust, the Trustees directed that the Trust elect to pay redemptions in cash as consistent with Rule 18f-1 of the 1940 Act. The Trustees further directed that Form N-18F-1 be filed with the SEC on the Trust’s behalf committing the Trust to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the NAV of a Fund at the beginning of such period. This means that the Trust could, if the redemption is larger than $250,000 or 1% of the net asset value of a Fund, pay a redemption with the securities held in that Fund’s portfolio. If this occurred, the shareholder receiving these portfolio securities would incur transaction charges if they were to convert the securities into cash. Due to market restrictions in certain markets, the option of a Fund to redeem in kind may be limited.

Equalization

For any of its fiscal years, each Fund may use the equalization method to allocate taxable income. Equalization allocates a pro-rata share of taxable income to departing shareholders when they redeem shares of a Fund, reducing the amount of the distribution to be made to remaining shareholders of that Fund. This should contribute to the tax-efficiency of a Fund for its long-term shareholders.

Distributions

Dividends from net investment income, if any, are normally declared and paid by each Fund in December. Capital Gains distributions, if any, are normally made after October 31. A Fund may make additional payments of dividends or distributions if it deems desirable and in the best interests of shareholders at other times during the year with the exception of Matthews Asian Growth and Income Fund, which does so in both June and December. Any dividend or distribution paid by a Fund has the effect of reducing the net asset value per share on the record date by the amount of the dividend of distribution. To the extent a Fund makes a mid-year distribution of realized capital gains, the Fund runs the risk of over-distributing because subsequent capital losses realized prior to October 31 may more than offset the amount of the distribution. An over-distribution of capital gain is in effect a return of capital. Therefore, a Fund will only make a special mid-year distribution of capital gain in circumstances where the Board of Trustees has determined that it is more likely than not to be in the best interests of shareholders generally and that the amount of the distribution is not likely to result in an unintended return of capital.

Taxation of the Trust

In General

Each Fund has elected and intends to continue to qualify each year as a regulated investment company under Subchapter M of the Code. In order to so qualify for any taxable year, a fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (ii) distribute at least 90% of its dividend, interest and certain other taxable income each year; and (iii) at the end of each fiscal quarter maintain at least 50% of the value of its total assets in cash, government securities, securities of other regulated investment companies, and other securities of issuers which represent, with respect to each

Matthews Asian Funds

issuer, no more than 5% of the value of a fund’s total assets and 10% of the outstanding voting securities of such issuer, and have no more than 25% of its assets invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar or related trades and businesses.

To the extent the Funds qualify for treatment as regulated investment companies, they will not be subject to Federal income tax on income paid to shareholders in the form of dividends or capital gains distributions.

An excise tax will be imposed on the excess, if any, of the Funds’ “required distributions” over actual distributions in any calendar year. Generally, the “required distribution” is 98% of a Fund’s ordinary income for the calendar year plus 98% of its net capital gains recognized during the one-year period ending on October 31 plus undistributed amounts from prior years. The Funds intend to make distributions sufficient to avoid imposition of the excise tax. For a distribution to qualify as such with respect to a calendar year under the foregoing rules, it must be declared by a Fund during October, November or December to shareholders of record during such months and paid by January 31 of the following year. Such distributions will be taxable in the year they are declared, rather than the year in which they are received.

Shareholders will be subject to federal income taxes on distributions made by the Funds whether received in cash or additional shares of the Funds. Distributions of net investment income and net capital gains, if any, will be taxable to shareholders without regard to how long a shareholder has held shares of the Funds. Dividends paid by the Funds may qualify in part for the dividends received deduction for corporations.

The Funds will notify shareholders each year of the amount of dividends and distributions, and the portion of their dividends which qualify for the corporate dividends-received deduction or any reduced rate of taxation applicable to “qualified dividends.”

Taxes Regarding Options, Futures and Foreign Currency Transactions

When the Funds write a call, or purchase a put option, an amount equal to the premium received or paid by them is included in the Funds’ accounts as an asset and as an equivalent liability. In writing a call, the amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. The current market value of a written option is the last sale price on the principal exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and asked prices. If an option which a Fund has written expires on its stipulated expiration date, the Fund recognizes a short-term capital gain. If the Fund enters into a closing purchase transaction with respect to an option which the Fund has written, the Fund realizes a short-term gain (or loss if the cost of the closing transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received.

The premium paid by the Fund for the purchase of a put option is recorded in the Fund’s assets and liabilities as an investment and subsequently adjusted daily to the current market value of the option. For example, if the current market value of the option exceeds the premium paid, the excess would be

Matthews Asian Funds

unrealized appreciation and, conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation. The current market value of a purchased option is the last sale price on the principal exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and asked prices. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund realizes a short-term or long-term capital loss for Federal income tax purposes in the amount of the cost of the option. If the Fund exercises a put option, it realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale which will be decreased by the premium originally paid.

Accounting for options on certain stock indices will be in accordance with generally accepted accounting principles. The amount of any realized gain or loss on closing out such a position will result in a realized gain or loss for tax purposes. Such options held by a Fund at the end of each fiscal year on a broad-based stock index will be required to be “marked-to-market” for federal income tax purposes. When 60% of any net gain or loss is recognized on such deemed sales or on any actual sales, it will be treated as long-term capital gain or loss and the remainder will be treated as short-term capital gain or loss (“60/40 gain or loss”). Certain options, futures contracts and options on futures contracts utilized by the Funds are “Section 1256 contracts.” Any gains or losses on Section 1256 contracts held by a Fund at the end of each taxable year (and on October 31 of each year for purposes of the 4% excise tax) are “marked-to-market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as a 60/40 gain or loss.

Unique Foreign Tax Issues

Under the U.S.-Korea income tax treaty, as presently in effect, the government of Korea imposes a nonrecoverable withholding tax and resident tax aggregating 16.5% on dividends and 13.2% on interest paid by Korean issuers. Under U.S.-Korea income tax treaty, there is no Korean withholding tax on realized capital gains.

The above discussion and the related discussion in the Prospectus are not intended to be complete discussions of all applicable federal tax consequences of an investment in the Funds. Dividends and distributions also may be subject to state and local taxes. Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state and local taxes.

The foregoing discussion relates solely to U.S. federal income tax law. Non-U.S. investors should consult their tax advisors concerning the tax consequences of ownership of shares of the Funds, including the possibility that distributions may be subject to a 30% U.S. withholding tax (or a reduced rate of withholding provided by treaty).

Other Information

Statements contained in the Prospectus or in this SAI as to the contents of any contract or other document referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this SAI form a part. Each such statement is qualified in all respects by such reference.

Matthews Asian Funds

Reports to Shareholders

Shareholders will receive unaudited semi-annual reports describing the Funds’ investment operations and annual financial statements audited by independent certified public accountants. Inquiries regarding the Funds may be directed to the Advisor at (800) 789-[ASIA] 2742.

Financial Statements

The financial statements for the Funds, including the notes thereto as of December 31, 2004 are incorporated by reference from the Funds’ 2004 Annual Report to Shareholders and the Funds’ 2004 Semi-Annual Report to Shareholders as filed with the SEC on Form N-CSR.

Matthews Asian Funds

Appendix

Bond Ratings

Moody’s Investors Service, Inc. (“Moody’s”) describes classifications of corporate bonds as follows:

     “Aaa” — Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     “Aa” — Bonds are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the “Aaa” securities.

     “A” — Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     “Baa” — Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     “Ba” — Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     “B” — Bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     “Caa” — Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     “Ca” — Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     “C” — Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its

Matthews Asian Funds

generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

Standard & Poor’s Corporation (“S&P”) describes classification of corporate and municipal debt as follows:

     “AAA” — An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

     “AA” — An obligation rated “AA” differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

     “A” — An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

     “BBB” — An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     Obligations rated “BB,” “B,” “CCC,” “CC” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “CC” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     “BB” — An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

     “B” — An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

     “CCC” — An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     “CC” — An obligation rated “CC” is currently highly vulnerable to nonpayment.

     “C” — The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

     “D” — An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payment will be made during such grace period.

Matthews Asian Funds

The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     - PLUS (+) OR MINUS (-) — The ratings from “AA” through “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Matthews Asian Funds

MATTHEWS INTERNATIONAL FUNDS

Form N-1A
Part C — Other Information

Item 23.	Exhibits
(a)	Trust Instrument and Certificate of Trust is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 5 on December 26, 1996.

(b)	By-Laws are incorporated herein by reference to and were filed electronically with Post-Effective Amendment No. 5 on December 26, 1996.

(c)	Not Applicable.

(d)(1)	Form of Investment Advisory Agreement between Matthews International Funds and Matthews International Capital Management, LLC, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 16 on December 21, 2001.

(d)(2)	Investment Advisory Agreement between Matthews International Capital Management, LLC and Matthews International Funds on behalf of the Matthews Asia Pacific Fund, dated October 31, 2003, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 20 on December 23, 2003.

(d)(3)	Investment Advisory Agreement between Matthews International Capital Management, LLC and Matthews International Funds on behalf of each series of the Trust, dated August 31, 2004, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 22 on October 28, 2004.

(e)(1)	Underwriting Agreement for Matthews International Funds with PFPC Distributors, Inc., dated December 31, 2000, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 16 on July 16, 2001.

(e)(2)	Amended Schedule A to Underwriting Agreement for Matthews International Funds with PFPC Distributors, Inc., dated August 15, 2003 to reflect the addition of the Matthews Asia Pacific Fund, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 20 on December 23, 2003.

(f)	Not Applicable.

Item 23.	Exhibits
(g)(1)	Custody Agreement with The Bank of New York, dated September 25, 2000 is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 16 on December 21, 2001.

(g)(2)	Amended Schedule II to Custody Agreement with The Bank of New York, dated August 15, 2003 to reflect the addition of the Matthews Asia Pacific Fund, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 20 on December 23, 2003.

(h)(1)	Investment Company Services Agreement for Matthews International Funds with FPS Services, Inc., dated October 1, 1997, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 8 on December 31, 1997.

(h)(1)(i)	Amendment to Investment Company Services Agreement dated November 11, 1997, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 8 on December 31, 1997.

(h)(1)(ii)	Amendment to Investment Company Services Agreement, dated July 31, 1998, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 16 on December 21, 2001.

(h)(1)(iii)	Amendment to Investment Company Services Agreement, dated December 30, 1998, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 16 on December 21, 2001.

(h)(1)(iv)	Amendment No. 3 to Investment Company Services Agreement, dated October 15, 1999, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 13 on December 20, 1999.

(h)(1)(v)	Amendment to Investment Company Services Agreement, dated December 1, 1999, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 13 on December 20, 1999.

(h)(1)(vi)	Amendment to Investment Company Services Agreement, dated May 1, 2001, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 16 on December 21, 2001.

(h)(1)(vii)	Anti-Money Laundering and Privacy Amendment dated, July 24, 2002 to Investment Company Services Agreement, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 18 on July 18, 2003.

(h)(1)(viii)	Amendment to Investment Company Services Agreement, dated August 1, 2002, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 18 on July 18, 2003.

Item 23.	Exhibits
(h)(1)(ix)	Amendment to Investment Company Services Agreement, dated August 15, 2003 to reflect the addition of the Matthews Asia Pacific Fund, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 20 on December 23, 2003.

(h)(1)(x)	Customer Identification Services Amendment to Investment Company Services Agreement, dated October 1, 2003, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 20 on December 23, 2003.

(h)(2)(i)	Shareholder Services Agreement between Matthews International Funds and Matthews International Capital Management, LLC, dated April 17, 1998 and as amended April 3, 2002, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 18 on July 18, 2003.

(h)(2)(ii)	Amendment to Shareholder Services Agreement between Matthews International Funds and Matthews International Capital Management, LLC, dated August 15, 2003 is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 20 on December 23, 2003.

(h)(2)(iii)	Administration and Shareholder Services Agreement between Matthews International Funds and Matthews International Capital Management, LLC, dated August 31, 2004 is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 22 on October 28, 2004.

(i)	Consent of Counsel is filed herewith.

(j)	Consent of Independent Registered Public Accounting Firm is filed herewith.

(k)	Not Applicable.

(l)	Not Applicable.

(m)	12b-1 Plan is incorporated herein by reference to and filed electronically with Post-Effective Amendment No. 13 on December 20, 1999.

(n)	Not Applicable.

(o)	Second amended and restated 18f-3 Plan is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 16 on December 21, 2001.

(p)(1)	Code of Ethics of Matthews International Funds is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 16 on December 21, 2001.

Item 23.	Exhibits
(p)(2)	Code of Ethics of Matthews International Capital Management, LLC is incorporated herein by reference to and filed electronically with Post-Effective Amendment No. 14 on October 12, 2000.

(p)(3)	Code of Ethics of Matthews Asian Funds and Matthews International Capital Management, LLC, dated December 15, 2003, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 20 on December 23, 2003.

(p)(4)	Code of Ethics of Matthews Asian Funds and Matthews International Capital Management, LLC, dated October 11, 2004, is incorporated herein by reference and was filed electronically with Post-Effective Amendment No. 23 on December 29, 2004.

(q)(1)	Power of Attorney dated, November 14, 2003, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 20 on December 23, 2003.

(q)(2)	Power of Attorney dated, January 27, 2004, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 21 on January 28, 2004.

Item 24.	Persons Controlled by or under Common Control with the Registrant

Not Applicable.

Item 25.	Indemnification

Section 10.2 of the Registrant’s Trust Instrument provides as follows:

10.2 Indemnification. The Trust shall indemnify each of its Trustees against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while as a Trustee or thereafter, by reason of his being or having been such a Trustee except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties, provided that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of bad faith had been adjudicated, it would in the opinion of such counsel have been adjudicated in favor of such person. The rights accruing to any person under these provisions shall not exclude any other right to which he may be lawfully entitled, provided that no person may satisfy any right of indemnity or reimbursement hereunder except out of the property of the Trust. The Trustees may make advance payments in connection with the indemnification under this Section 10.2, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification.

The Trust shall indemnify officers, and shall have the power to indemnify representatives and employees of the Trust, to the same extent that Trustees are entitled to indemnification pursuant to this Section 10.2.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in that Act and will be governed by the final adjudication of such issue.

Section 10.3 of the Registrant’s Trust Instrument, incorporated herein by reference as Exhibit 1 to Post-Effective Amendment No. 5, also provides for the indemnification of shareholders of the Registrant. Section 10.3 states as follows:

10.3 Shareholders. In case any Shareholder or former Shareholder of any Series shall be held to be personally liable solely by reason of his being or having been a shareholder of such Series and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Series, shall, upon request by the Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Trust and satisfy any judgment thereon from the assets of the Series.

In addition, Registrant currently has a trustees’ and officers’ liability policy covering certain types of errors and omissions.

Item 26. Business and Other Connections of Advisor:

The sole business activity of Matthews International Capital Management, LLC, Four Embarcadero Center, Suite 550, San Francisco, CA 94111 (the “Advisor”) is to serve as an investment advisor. The Advisor is registered under the Investment Advisers Act of 1940, as amended. Information as to the directors and officers of the Advisor is as follows:

Name and Position with the Advisor	Other Company	Position With Other Company
G. Paul Matthews	None	N/A
Chairman, Chief Investment Officer and
Co-Chief Executive Officer
Mark W. Headley	None	N/A
President, Co-Chief Executive Officer and
Portfolio Manager
Rodney D. Yee	None	N/A
Chief Financial Officer
Manoj K. Pombra	None	N/A
Chief Compliance Officer
James E. Walter	None	N/A
Vice President
John P. McGowan	None	N/A
Senior Vice President, Business Development
Robert Eu	W.R. Hambrecht + Co	Director, Strategy and Business
Member, Board of Representatives	539 Bryant Street	Development
Suite 100
San Francisco, CA 94107
Vernon C. Kozlen	City National Corporation	Executive Vice President and
Member, Board of Representatives	City National Center	Director of Asset Management
	400 North Roxbury Drive	Development
Suite 800
Beverly Hills, CA 90210

Item 27. Principal Underwriter

(a)	PFPC Distributors, Inc. (the “Distributor”) acts as principal underwriter for the following investment companies as of January 1, 2005:

AB Funds Trust
AFBA 5 Star Funds, Inc.
Atlantic Whitehall Funds Trust
ASA Hedged Equity Fund LLC
ASA Debt Arbitrage Fund LLC
ASA Market Neutral Equity Fund LLC

ASA Managed Futures Fund LLC
Highland Floating Rate Fund
Highland Floating Rate Advantage Fund
Forward Funds, Inc
Harris Insight Funds Trust
Hillview Investment Trust II
Kalmar Pooled Investment Trust
Matthews Asian Funds
Metropolitan West Funds
The RBB Fund, Inc.
RS Investment Trust
Stratton Growth Fund, Inc.
Stratton Monthly Dividend REIT Shares, Inc.
The Stratton Funds, Inc.
Van Wagoner Funds
Weiss, Peck & Greer Funds Trust
Wilshire Mutual Funds, Inc.
Wilshire Variable Insurance Trust
WPG Large Cap Growth Fund
WPG Tudor Fund

Distributed by BlackRock Distributors, Inc., a wholly owned subsidiary of PFPC Distributors, Inc.:

BlackRock Provident Institutional Funds
BlackRock Funds, Inc.
International Dollar Reserve Fund I, Ltd.
BlackRock Bond Allocation Target Shares

Distributed by Northern Funds Distributors, LLC., a wholly owned subsidiary of PFPC Distributors, Inc.:

Northern Funds
Northern Institutional Funds

Distributed by ABN AMRO Distribution Services (USA), Inc., a wholly owned subsidiary of PFPC Distributors, Inc.:

ABN AMRO Funds

     PFPC Distributors, Inc. is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. PFPC Distributors, Inc. is located at 760 Moore Road, King of Prussia, Pennsylvania 19406

(b)	The following is a list of the executive officers, directors, and partners of PFPC Distributors, Inc.:

Brian Burns	-	Chairman, Chief Executive Officer,
Director and President
Michael Denofrio	-	Director
Nick Marsini	-	Director
Rita G. Adler	-	Chief Compliance Officer
Christine A. Ritch	-	Chief Legal Officer,
Assistant Secretary and Assistant Clerk
Steven B Sunnerberg	-	Secretary and Clerk
Christopher S. Conner	-	Vice President and
Anti-Money Laundering Officer
Julie Bartos	-	Assistant Secretary and Assistant Clerk
Bradley A. Stearns	-	Assistant Secretary and Assistant Clerk
Kristen Nolan	-	Assistant Secretary and Assistant Clerk
Craig Stokarski	-	Treasurer and
Financial & Operations Principal
Douglas D. Castagna	-	Controller and Assistant Treasurer
Bruno Di Stefano	-	Vice President
Susan K. Moscaritolo	-	Vice President

(c) Not applicable.

Item 28. Location of Accounts and Records

Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules promulgated thereunder, are maintained as follows:

(a)	With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b); (3); (6); (8); (12); and 31a-1(d), the required books and records will be maintained at the offices of Registrant’s Custodian:

The Bank of New York, One Wall Street, New York, N.Y. 10286

(b)/(c)	With respect to Rules 31a-1(a); 31a-1(b),(4); (2)(C) and (D); (4); and 31a-1(f), the required books and records are maintained at the offices of Registrant’s Administrator, Transfer Agent and Fund Accounting Services Agent:

PFPC, Inc., 760 Moore Road, King of Prussia, 19406-0903.

(c)	With respect to Rules 31a-1(b)(5), (6), (9), (10) and (11) and 31a-1(f), the required books and records are maintained at the principal offices of the Registrant’s Advisor:

Matthews International Capital Management, LLC, Four Embarcadero Center, Suite 550, San Francisco, CA 94111

Item 29.	Management Services

Not Applicable.

Item 30.	Undertakings

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 25 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of San Francisco and State of California on the 29th day of April 2005.

Matthews International Funds
By	/s/ G. Paul Matthews*
G. Paul Matthews, President

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 25 to the Registration Statement of Matthews International Funds has been signed below by the following persons on the 29th day of April, 2005, in the capacities indicated.

Signature	Capacity

/s/ G. Paul Matthews* G. Paul Matthews	President and Principal Executive Officer	April 29, 2005

/s/ Rodney D. Yee* Rodney D. Yee	Treasurer	April 29, 2005

/s/ Robert K. Connolly* Robert K. Connolly	Trustee	April 29, 2005

/s/ Richard K. Lyons* Richard K. Lyons	Trustee	April 29, 2005

/s/ David FitzWilliam-Lay* David FitzWilliam-Lay	Trustee	April 29, 2005

/s/ Toshi Shibano* Toshi Shibano	Trustee	April 29, 2005

* By: /s/ James E. Walter
          as Attorney-in-Fact and Agent
          pursuant to Power of Attorney

MATTHEWS INTERNATIONAL FUNDS

N-1A

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

EX-99.i	Consent of Counsel.

EX-99.j	Consent of Independent Registered Public Accounting Firm.